UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-07739

                                          Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                    Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Owen T. Meacham

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                    New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 435-8105

Date of fiscal year end: 10/31

Date of reporting period: 04/30/2017

Item 1. Reports to Stockholders.

⬛ HARDING LOEVNER FUNDS

Global equity investing for institutions is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

⬛ RECEIVE INVESTOR MATERIALS ELECTRONICALLY

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⬛ TABLE OF CONTENTS

4 | Letter to Our Shareholders

6 | Global Equity Portfolio

10 | International Equity Portfolio

14 | International Small Companies Portfolio

18 | Emerging Markets

22 | Frontier Emerging Markets Portfolio

26 | Global Equity Research Portfolio

30 | International Equity Research Portfolio

34 | Emerging Markets Research Portfolio

⬛ CONTACT

Harding, Loevner Funds, Inc. c/o Northern Trust
Attn: Funds Center C5S
801 South Canal Street
Chicago, IL 60607
Phone: (877) 435-8105
Fax: (312) 267-3657	Must be preceded or accompanied by a current Prospectus.
www.hardingloevnerfunds.com	Quasar Distributors, LLC, Distributor

DAVID LOEVNER, CFA, CIC CHAIRMAN OF THE FUNDS AND CEO OF THE ADVISER
SIMON HALLETT, CFA CO-CIO OF THE ADVISER
FERRILL ROLL, CFA CO-CIO OF THE ADVISER

What is conviction in the context of investment decision-making, and is it an essential—or even useful—concept? Conventional wisdom holds that conviction is a virtue in investing. Why risk money in an investment unless you are very confident it will be successful? The presence of conviction is also regarded as one of the essential differences between active and passive investment management, so it is widely believed that only high-conviction asset managers can generate index-beating returns.

Yet at Harding Loevner we are suspicious of conviction. In our previous letter (October 2016) we discussed our efforts to improve continuously as investors and never once mentioned conviction as being important. As a follow-up to that discussion, we want to explore the concept of conviction, why it’s a sign of danger, and some of the ways we combat it. We conclude with comments on where conviction does have a useful role: in thinking about the overall investment process.

Conviction and Stock Picking

According to the Oxford English Dictionary, conviction is a “strong belief on the ground of satisfactory reasons or evidence” or “an opinion or belief held as well proved or established.” In choosing an individual investment, conviction is having high confidence in your relative return forecasts. But such confidence describes a psychological or emotional state with little connection to the actual predictability of investment returns. In other words, being convinced you are right doesn’t correlate well with actually being right.

Suffering from over-confidence and an excess of conviction is an occupational hazard of being a stock analyst. Analysts spend months conducting research to gain a deep understanding of a company’s business and competitive position. In doing this research, they acquire increasing amounts of data. However, there is evidence that acquisition of data provides diminishing returns in forecast accuracy, even while conviction (or confidence) in those forecasts continues to rise. Further, people feel greater conviction about issues that are familiar to them. We warn our analysts that their extensive research can lead to an excess of conviction, and we encourage them to focus on filtering out less-relevant data, not gathering more and more.

If not conviction, what mental attitude do our analysts adopt toward their investment choices? Generally, they are skeptical, painfully aware that their forecasts of stock returns can never be completely “well proved or established.” They seek to maintain a balanced view of every potential investment and work as hard, if not harder, to uncover the potential threats to an investment thesis as they do to identify the factors that support it. Since we can never know everything about a business, industry, or competitive environment, we can always be wrong in surprising ways. This knowledge keeps us vigilant in asking questions and challenging our assumptions.

Forecasting means dealing with uncertainty. Rather than blinding themselves to the consequences of being wrong by increasing their level of conviction, our analysts are required to discuss key risks to their investment thesis in every research report they write. Maintaining a balanced view includes thinking probabilistically and incorporating scenario analysis into their research. We provide our analysts with tools to determine how their estimates of a stock’s fair value would change if margins or sales growth ended up higher or lower than their central expectations, helping them to consider the likelihood and consequences of alternative future scenarios for their investment candidates.

One of our successful stock pickers, Japan analyst Yoko Sakai, CFA has said, “Conviction is not a word I use when I go about researching companies, building models or assigning ratings. Experience has made me humble. The only conviction I have as an analyst is that my earnings forecast is wrong, and that, even on the rare occasion when I manage to get it exactly right (which has happened, almost down to the penny), it doesn’t mean that I get the stock rating right. I am convinced that I will never know everything about a company and that I will be wrong almost as often as (and hopefully not more than) I am right. I tell myself to just keep asking questions.”

Conviction and Portfolio Construction

Academics and investment commentators cite four characteristics of high-conviction portfolios. While striving to combat conviction in any individual decision when selecting investments, our approach to active management leads our portfolios to exhibit some of these characteristics.

Concentration (few stocks): The purest expression of conviction in portfolio construction would be to own the single stock expected to perform best. If an investor is certain of his predictions, why not? Highly concentrated investment products holding fewer than 20 stocks are commercially available. We do not manage our Portfolios in so concentrated a fashion. Rather, we create well-diversified portfolios precisely because it is impossible to know what is ultimately going to happen with each investment. While our forecasts are useful in aggregate, our level of conviction in individual forecasts is low. Diversification therefore allows us to avoid the high idiosyncratic risks associated with concentrated portfolios. Also, we think our investment process gives us a modest but persistent edge over the market. To take advantage of this edge, we focus on making a higher number of smaller bets rather than making only a few bets with great conviction.

When it comes to concentration we do offer choice. Our traditional Portfolios are relatively concentrated, holding around 50–80 stocks. Portfolio managers select what they judge the best opportunities among the high-quality, growing companies identified by our analysts. Our newer Research Portfolios—the International Equity Research Portfolio (launched in December 2015) and the Global Equity Research and Emerging Markets Equity Research Portfolios (December 2016)—own every stock our analysts recommend (i.e., rate buy or best buy) found within each Portfolio’s respective investment universe. The result is that each Research Portfolio currently holds between 110 and 240 stocks.

High active share: All of our Portfolios exhibit high active share, reflecting our willingness to hold stocks at weights very different than their benchmark weights. No one could accuse us of being “closet indexers.” However, we ascribe our high active share to our philosophy and bottom-up process of investing, rather than conviction. Most of the benchmarks’ heavyweights are missing from our portfolios and we are happy to consider stocks that aren’t even included in the benchmark, so long as they meet our quality--growth investment criteria and are appropriate to the asset class.

Long holding periods: Our traditional Portfolios turn over more slowly than those of most other active managers. We tend to keep individual holdings for five years or longer. (Nestlé has appeared in our Global Equity and International Equity Portfolios for 20 years.) Some studies associate long holding periods with conviction.* However, rather than conviction, we believe our longer holdings periods are due to our investment process, which leads us to companies that possess superior growth and profitability that is sustainable over long periods. Since the Research Portfolios reflect only analysts’ current recommendations, their holdings are likely to change more frequently in response to share-price movements.

High tracking error versus benchmarks: While we are perfectly willing to accept high tracking error, our portfolio construction approach typically leads to lower tracking error than that of our active peers. High tracking error commonly arises from large bets on countries, industrial sectors, macroeconomic factors, or cash (market timing); we definitely lack conviction that we can add value through such top-down bets. Our approach is to focus on picking stocks of companies based on their individual merits, whereby our mistakes may be many but so, hopefully, will be our successes. Risk, including tracking error, is reduced because our various bets are diversified.

Conviction and the Investment Process

We began by describing our “anti-conviction” stance when it comes to stock picking. Yet our Portfolios show evidence of conviction. The apparent contradiction reflects our point of view that conviction is best expressed in the overall results of the research process rather than in individual investment opinions. We base that conclusion on decades of thinking about our approach to fundamental research and investment decision-making and of observing the practical outcomes of our analysts’ ratings. In aggregate, these ratings have resulted quite consistently in useful investment signals. Conviction in process is crucial because it helps us to stick with our investment approach, even when the market’s vagaries may tempt us to abandon it. However, our conviction is not so high that it prevents us from continuously seeking ways to incrementally improve our process.

Our industry and region experts all follow the same multi-step process of company analysis, which includes qualifying companies according to quality and growth criteria followed by in-depth research to value and rate their stocks. We also expect members of our team to question and challenge their colleagues’ conclusions. Among other benefits, imposing a consistent structure on the research process and requiring peer feedback on all research output helps combat the influence of biases and emotions when making judgments about the investment potential of companies. Rather than inspiring conviction on individual recommendations, our process promotes skepticism, watchfulness, probabilistic thinking, and a willingness to change our minds when challenged by new information.

To learn more about the conduct and outcomes of our investment process, we invite you to read the Portfolio-specific commentaries that follow.

Thank you for your support and your trust.

Sincerely,

David R. Loevner, CFA, CIC	Simon Hallett, CFA	Ferrill D. Roll, CFA

*Martijn Cremers and Ankur Pareek, “Patient Capital Outperformance: The Investment Skill of High Active Share Managers Who Trade Infrequently, ”Journal of Financial Economics 122 (2016), 288–306.

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

PORTFOLIO MANAGEMENT TEAM

PETER BAUGHAN, CFA	CHRISTOPHER MACK, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER
FERRILL ROLL, CFA	RICHARD SCHMIDT, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

The Global Equity Portfolio – Institutional Class gained 13.12% and the Advisor Class rose 12.95% (net of fees and expenses) in the six-month period ended April 30, 2017. The Portfolio’s benchmark, the MSCI All Country World Index, gained 11.76% (net of source taxes).

⬛ MARKET REVIEW

Markets had modest gains in the last two months of 2016, in US dollar terms, as investors reacted to the astonishing outcome of the US presidential election, but posted robust returns in the first four months of 2017 as investor optimism returned amidst improving economic data in most regions globally. The MSCI All Country World Index ended the six months trailing April 30, 2017 with a double-digit increase.

In November, Donald Trump delivered the second major political upset of 2016 by winning the US presidency, dealing prognosticators another black eye after their failure to predict the outcome of the UK referendum on European Union membership. An initial plunge in share prices overnight November 8 quickly gave way to a rally in developed markets as investors seized on Trump’s plans to cut US corporate taxes, roll back regulation, and borrow to invest more in infrastructure, relegating their concerns about his trade or foreign policies or his cavalier personal attitude toward contracts (debt repayment obligations in particular) to the background. Expectations for US growth and inflation shifted upward as a result, manifest as a sharp bond sell-off globally, and a stronger US dollar predicated on an accelerated schedule of Federal Reserve interest rate hikes. The Fed duly raised short-term interest rates in December and again in March, validating this trend. The weakness of nearly all currencies against the US dollar accounted for the initial declines in the dollar-based returns of non-US markets.

Markets fared better in early 2017. Encouraged by a strengthening global economy and, perhaps, by diminished odds for the enactment

FUND FACTS at April 30, 2017

TOTAL NET ASSETS			$898.3M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			73

TURNOVER (5 YR. AVG.)			29%

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INSTL CLASS	INSTL CLASS Z	ADVISOR CLASS

TICKER	HLMVX	HLGZX	HLMGX

CUSIP	412295602	412295768	412295206

INCEPTION DATE	11/3/2009	–	12/1/1996

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO	0.92%	0.90%[2]	1.19%

GROSS EXPENSE RATIO	0.92%	1.53%	1.19%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2018.

of trade-killing tax measures proposed by President Trump, stocks in emerging markets (EMs) staged a broad rebound from their previous decline. In China, manufacturing data was better than expected, allaying fears of a severe economic slowdown. The Indian economy was resilient in the face of temporary disruption from the government’s unorthodox currency demonetization program. In South Korea, prospects for accelerated improvement in corporate governance rose when the impeachment of President Park Geun-hye on corruption charges was upheld.

In addition to the US election, the end of 2016 was marked by a persistent value rally in which the least-expensive quintile of stocks outperformed the most-expensive quintile in every major region and in nearly every sector. And, because there is a high degree of overlap between low-quality or slow-growing businesses and companies with lowly priced stocks, the shares of the lowest-quality and slowest-growth businesses also performed better on average than shares of those with superior quality and growth records. This rally was reversed in the first four months of 2017, as style trends in the market favored stocks whose businesses demonstrated strong growth characteristics, while there was little differentiation in returns according to valuation.

⬛ PERFORMANCE ATTRIBUTION

The Portfolio benefited from good stocks within Financials, led by US Financials SVB Financial Group and First Republic Bank. Stock selection was also strong within Materials, thanks to Christian Hansen and Symrise. The Portfolio’s lack of holdings in Tele-com Services and underweight to Consumer Staples also contributed. However our Health Care holdings detracted from relative performance as Japanese companies M3 and Sysmex suffered

  PERFORMANCE (% TOTAL RETURN)

	for periods ending March 31, 2017						for periods ending April 30, 2017

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*		1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*

GLOBAL EQUITY PORTFOLIO - INSTITUTIONAL CLASS	16.13	7.50	8.70	–	9.48	–	17.87	8.52	9.51	–	9.80	–

MSCI ALL COUNTRY WORLD INDEX	15.04	5.08	8.38	4.00	8.68	–	15.13	5.29	8.97	3.71	8.80	–

GLOBAL EQUITY PORTFOLIO - ADVISOR CLASS	15.81	7.21	8.41	5.96	–	6.75	17.55	8.22	9.21	5.88	–	6.87

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 11/3/09. Inception of the Advisor Class, 12/1/96. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

sharp stock-price declines after reporting earnings in late-2016 that fell short of lofty expectations.

Viewed geographically, the Portfolio benefited from excellent stock selection in the US, led by SVB Financial Group, Roper, and Priceline, as well as industrially focused Information Technology (IT) businesses Cognex and IPG Photonics, both of which reported strong earnings and a good business outlook on the back of improving customer demand. The Portfolio’s EM stocks outperformed the region in the Index, led by Russian search engine Yandex. The Portfolio lagged in Japan, Pacific ex-Japan, and Europe ex-EMU. Stocks were poor in Japan, home to some of our most highly priced stocks. M3 and Sysmex detracted; meanwhile, we had no Japanese investments in Financials, Energy, or Materials, which were the strongest sectors during the value rally from November to the end of calendar-year 2016.

⬛ PERSPECTIVE AND OUTLOOK

In the immediate aftermath of the US presidential election, we held, amongst ourselves, widely diverging views about the investment implications of the result. Fortunately, in our investment system, consensus is neither required nor sought. As it turned out, subsequent events would have dashed whichever consensus we might have hammered out. Had we sided with the optimists, who focused on prospective infrastructure investment and tax reforms, we would have had to postpone our hopes, given the Trump administration’s fumbling efforts to make headway toward anything requiring Congressional action. Had we sided with the pessimists, who feared harm to international trade, curtailed private-sector capital investment, and rising inflation, we would have had to eat crow when confronted with the rebound of EMs and the general strength of economic data and earnings reports. Pessimists also did not expect the renewed surge in stocks of the fastest-growing companies, which required optimism about the duration of their rapid growth as well as about the rate at which to discount their future profits back into the present.

Our response to the election was a stoical non-response: we stuck to our last, parsing which companies could be relied upon to deliver profitable growth and worrying about what we were being asked to pay for those companies. If all we did in the wake of the election was avoid the temptation to let our emotions, whether happiness or dismay, sway our investment decisions, it nonetheless feels today like a victory for process and discipline.

While we resist making wholesale, top-down portfolio decisions based on political policy predictions, it is not the case that we don’t think about politics. Rather, our tendency is to think about politics in terms of potential threats to individual companies’ profitability and as a source of risk to portfolio concentrations. From this perspective, we currently see more sources of risk than usual in the world. The UK’s intention to leave the European Union, induced by politics, seems highly risky to us. The risk of policy missteps by the Trump administration seems high, particularly in the sphere of trade. Military-conflict risks also seem high, with the potential for tensions on the Korean peninsula to spin out of control sitting at the top of our list of worries. In general, these risks, although elevated, are best defended against by portfolio diversification and by choosing to invest in the most-resilient companies.

Given the indicators of improving economic growth around the world that could foster expanding corporate profit growth more generally, greater optimism may well be warranted. Over the remainder of the year, we expect to wrestle repeatedly with the question of whether the last eight years’ “long, hard slog” of recovery from the global financial crisis is at last reaching its end.

We continue to aim for longer-term insights and more-durable trends in constructing our portfolio. Our consumer analyst Maria Lernerman, CFA discusses one emergent area of rapid and increasingly reliable growth: the online retailing space.

This year has not been kind to traditional US retailers, as bankruptcies and store closures continue to pile up. Their online sales are growing, but for many this does not compensate for weak in-store sales. E-commerce is not the only reason for the malaise, but it is a big one.

Many investors have viewed makers of branded goods sold through third-party retailers as more insulated from changing purchasing behavior than the traditional retailers themselves. Consumers tend to seek out their favorite brands in whichever venue suits them, making the shift from brick-and-mortar to online channels less troublesome for the brand owner. But the shift to e-commerce retailing companies is proving to be disruptive to brands as well as to stores, as increasingly informed and empowered consumers grow resistant to paying premium prices for merchandise whose brand conveys no meaningful difference in quality of construction or design.

Online shopping is not a new phenomenon. Why does it seem to have become so disruptive now?

For one, online merchandise selection continues to improve. Platforms like Amazon.com enable little-known manufacturers to sell directly to consumers, and ongoing investments in logistics that now allow seamless shopping across national borders have multiplied the opportunity. Emerging brands have benefited from the expanded advertising services offered by e-commerce and social media platforms to promote their products. Peer reviews, consumer-protection policies, and better shipping and return terms increasingly offered by the platform sellers have lowered the risks of purchasing lesser-known brands and larger-ticket merchandise online.

As a result, even the strongest consumer-goods brands feel pressured to accelerate innovation, improve design, and shorten time to production, all of which require greater employee coordination and faster decision-making. Producers are having to work more closely with their suppliers and to re-evaluate their sourcing choices. When speed and flexibility are crucial, ordering from local sources can sometimes make sense despite the higher cost. Nike, for example, envisioned the benefits of sourcing locally early on, and is working with its suppliers towards establishing automated facilities close to its markets that are fast, responsive, and able to manufacture customized products efficiently at scale.

Having a range of desirable merchandise, whether customized or otherwise differentiated, allows branded-goods companies to steer consumers to the brands’ own websites. On the other hand, major e-commerce retailing platforms such as Amazon are training their customers to habitually

  GEOGRAPHIC EXPOSURE (%) at April 30, 2017

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

CANADA	0.0	3.1

EMERGING MARKETS	13.9	11.0

EUROPE EMU	13.2	10.6

EUROPE EX-EMU	11.8	10.4

JAPAN	10.1	7.6

MIDDLE EAST	1.1	0.2

PACIFIC EX-JAPAN	2.4	4.1

UNITED STATES	46.3	53.0

FRONTIER MARKETS[2]	0.0	–

CASH	1.2	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

  SECTOR EXPOSURE (%) at April 30, 2017

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	11.4	12.3

CONSUMER STAPLES	7.0	9.5

ENERGY	4.5	6.4

FINANCIALS	15.5	18.3

HEALTH CARE	15.1	11.2

INDUSTRIALS	14.4	10.8

INFORMATION TECHNOLOGY	23.4	16.7

MATERIALS	7.5	5.3

REAL ESTATE	0.0	3.1

TELECOM SERVICES	0.0	3.3

UTILITIES	0.0	3.1

CASH	1.2	–

1MSCI All Country World Index.

start their search at the platform with incentives such as faster shipping and the broadest product assortment.

Expanding the range of fast-moving products is one of the ways e-commerce platforms can improve order frequency. In China, JD.com and Alibaba, the two e-commerce heavyweights, have been making progress in selling food. The nature of the products has necessitated a rethink of logistics, including partnerships with traditional retailers and experimentation with innovative delivery methods like crowd-sourcing.

Logistics innovation is particularly important in reaching consumers who have yet to shop online. Even in China, a market with one of the highest e-commerce penetration rates in the world, the user rate in smaller cities is a low 62% relative to the 89% rate in larger cities. To attract more rural customers, the dominant online retailers have established local offices to assist with ordering, selling, and delivery.

Online shopping is even less prevalent in many other developing markets, where e-commerce penetration rates are still in the single digits. Amazon’s announced acquisition of Souq, the dominant Middle Eastern online-shopping platform, along with its expansion of Prime in Mexico and its logistics buildout in Southeast Asia reflect its ambitions in these markets. India is a key battleground market; companies are investing billions of dollars in an effort to attain early dominance and protection against potential unfavorable regulations.

Regulatory risk is not limited to developing markets: Australia is moving to levy a tax on many cross-border online purchases, while a possible border tax in the US would likely disrupt cross-border shopping for American consumers. The dominant platforms may even face antitrust action in the future, although in the US that would require some changes to current antitrust doctrine. Amidst the uncertainties, what is certain is the continued evolution of e-commerce, as experimentation and reinvention are key pursuits of the successful companies.

It is not a coincidence that many of our strongest-performing holdings in the trailing six months were companies enjoying secular tailwinds from the continued spread of e-commerce, especially mobile commerce companies whose businesses are optimized for today’s installed base of an estimated two billion smartphones. Amazon, Priceline, Facebook, Ctrip.com (China’s dominant online travel services company), and Tencent (China’s dominant online gaming and social media company) are all experiencing a self-reinforcing growth dynamic known as the network effect, through which their services gain additional value as more consumers and businesses use them. These companies may look expensive on traditional measures such as price-to-earnings ratios, but we believe they have a reasonable chance to extend the duration of rapid growth beyond consensus expectations and thus “beat the fade” embedded in current share prices

⬛ PORTFOLIO STRUCTURE

In the last 12 months, the Global Equity Portfolio’s weight in US companies has declined from 54% to less than 47%, leaving the Portfolio more than 6 percentage points underweight the US relative to the MSCI ACWI at the end of April. Conversely, the eurozone’s weight in the Portfolio has leapt from 8% to 13%. Our reduced US weight was not driven by political and economic uncertainty associated with the Trump administration, but instead reflects bottom-up valuation considerations.

In November, we sold AbbVie, the US maker of the anti-inflammatory drug Humira, which produces the overwhelming majority of the company’s profits. We sold AbbVie on concerns about the company’s ability to continue to defend Humira’s dominant market share from biosimilar competitors and the parsimonious reimbursement intentions of payors, including the US government. Also in the Health Care sector, we sold Roche Holding, reduced Grifols voting shares, and added to Regeneron.

Our weight in Financials decreased, due to our January reductions to longstanding holdings in First Republic Bank and SVB Financial Group after sharp share-price appreciation left their valuations already reflecting much of the probable earnings growth from the multiple Federal Reserve rate hikes now expected by consensus in the US.

After the US election, we took advantage of relative price movements to sell our holding in Russian food retailer Magnit and to buy Mexican cable TV operator Televisa. Our EM holdings are now back to almost 14% of the Portfolio, over one-fifth more than their weight in the Index.

In the trailing six months, we purchased three companies in the Materials sector:

Christian Hansen is a Danish biosciences company that develops cultures, enzymes, and probiotics. The company supplies technologies

  TEN LARGEST HOLDINGS at April 30, 2017

COMPANY	SECTOR	COUNTRY	%

ALPHABET	INFO TECHNOLOGY	UNITED STATES	3.9

NIKE	CONS DISCRETIONARY	UNITED STATES	2.8

PRICELINE GROUP	CONS DISCRETIONARY	UNITED STATES	2.8

ROPER	INDUSTRIALS	UNITED STATES	2.8

SCHLUMBERGER	ENERGY	UNITED STATES	2.5

AIA GROUP	FINANCIALS	HONG KONG	2.4

PAYPAL	INFO TECHNOLOGY	UNITED STATES	2.4

SVB FINANCIAL GROUP	FINANCIALS	UNITED STATES	2.2

VERISK	INDUSTRIALS	UNITED STATES	2.1

M3	HEALTH CARE	JAPAN	2.0

and ingredients to help its customers develop new products associated with improved nutrition, longer-lasting fresh foods, and wellness benefits. The highly profitable company has a history of strong organic growth and continuous product innovation.

Symrise is a German provider of flavors and fragrances and a leading player in a consolidating global industry characterized by high barriers to entry and favorable growth dynamics. The company produces some 30,000 products, primarily from natural ingredients. The resulting flavors, scents, active cosmetic ingredients, and aroma molecules help customers create unique product attributes, including increasing “all-natural” content.

Novozymes is a Materials company in Denmark that specializes in the manufacture of enzymes for industrial processes. The stock had been a market darling, trading at very high valuations, but came down on an earnings warning and the general price warp of the value resurgence. We took the opportunity to add this secular growth stalwart to our portfolio.

In closing, we offer our thoughts on the IT sector, a hotbed of innovative growth. One can find many companies in the sector that are, in the present moment, growing very fast. But from innovation comes the creative destruction of the previous paradigm. We have to be on our guard for the ever-present risk of rapid obsolescence, which is the flip side of the rapid-innovation coin. Establishing which companies can maintain their growth, as well as their profits, in the face of such existential threat is difficult, but well worth the effort when successful.

We sold two IT companies in the trailing six months: customer-relationship software provider salesforce.com faces challenges to its businesses that may make its high share prices unjustified, while the rapid earnings growth trajectory of Red Hat, an open-source software and services provider, may be threatened by the increasing automation of technology services. We bought a holding in network-security specialist Check Point Software Technologies of Israel.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

FERRILL ROLL, CFA	BRYAN LLOYD, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER
ALEXANDER WALSH, CFA	PATRICK TODD, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER
ANDREW WEST, CFA
PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

The International Equity Portfolio – Institutional Class gained 11.11% and the Investor Class rose 10.95% (net of fees and expenses) in the six-month period ended April 30, 2017. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, gained 10.38% (net of source taxes).

⬛ MARKET REVIEW

Non-US markets fell in the last two months of 2016, in US dollar terms, as investors reacted to the astonishing outcome of the US presidential election, but posted robust returns in the first four months of 2017 as investor optimism returned amidst improving economic data in most regions globally. The MSCI All Country World ex-US Index ended the six months trailing April 30, 2017 with a net increase.

In November, Donald Trump delivered the second major political upset of 2016 by winning the US presidency, dealing prognosticators another black eye after their failure to predict the outcome of the UK referendum on European Union membership. An initial plunge in share prices overnight November 8 quickly gave way to a rally in developed markets as investors seized on Trump’s plans to cut US corporate taxes, roll back regulation, and borrow to invest more in infrastructure, relegating their concerns about his trade or foreign policies or his cavalier personal attitude toward contracts (debt repayment obligations in particular) to the background. Expectations for US growth and inflation shifted upward as a result, manifest as a sharp bond sell-off globally, and a stronger US dollar predicated on an accelerated schedule of Federal Reserve interest rate hikes. The Fed duly raised short-term interest rates in December and again in March, validating this trend. The weakness of nearly all currencies against the US dollar accounted for the initial declines in the dollar-based returns of non-US markets.

FUND FACTS at April 30, 2017
TOTAL NET ASSETS				$ 8,811.5M
SALES CHARGE				NONE
NUMBER OF HOLDINGS				52
TURNOVER (5 YR. AVG.)				16%
REDEMPTION FEE				2% FIRST 90 DAYS
DIVIDEND POLICY				ANNUAL
	INSTITUTIONAL INVESTOR			INDIVIDUAL INVESTOR

	INSTL CLASS	INSTL CLASS Z		INVESTOR CLASS
TICKER	HLMIX	HLIZX		HLMNX
CUSIP	412295107	412295750		412295503
INCEPTION DATE	5/11/1994	–		9/30/2005
MINIMUM INVESTMENT[1]	$100,000	$100,000		$5,000
NET EXPENSE RATIO	0.83%	0.80%	[2]	1.14%
GROSS EXPENSE RATIO	0.83%	1.43%		1.14%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2018.

Markets fared better in early 2017. Encouraged by a strengthening global economy and, perhaps, by diminished odds for the enactment of trade-killing tax measures proposed by President Trump, stocks in emerging markets (EMs) staged a broad rebound from their previous decline. In China, manufacturing data was better than expected, allaying fears of a severe economic slowdown. The Indian economy was resilient in the face of temporary disruption from the government’s unorthodox currency demonetization program. In South Korea, prospects for accelerated improvement in corporate governance rose when the impeachment of President Park Geun-hye on corruption charges was upheld.

In addition to the US election, the end of 2016 was marked by a persistent value rally in which the least-expensive quintile of stocks outperformed the most-expensive quintile in every major region and in nearly every sector. And, because there is a high degree of overlap between low-quality or slow-growing businesses and companies with lowly priced stocks, the shares of the lowest-quality and slowest-growth businesses also performed better on average than shares of those with superior quality and growth records. This rally was reversed in the first four months of 2017, as style trends in the market favored stocks whose businesses demonstrated strong growth characteristics, while there was little differentiation in returns according to valuation.

⬛ PERFORMANCE ATTRIBUTION

In the trailing six months, the Portfolio enjoyed good stock selection within Consumer Staples, mostly due to the strong performance of Bunge. Our large overweight in Information Technology (IT) also added value, although the performance of our holdings only slightly exceeded the torrid returns of that sector.

  PERFORMANCE (% TOTAL RETURN)

	for periods ending March 31, 2017						for periods ending April 30, 2017
	1	3	5	10		SINCE	1	3	5	10		SINCE
	YEAR	YEARS	YEARS	YEARS	INCEPTION*		YEAR	YEARS	YEARS	YEARS	INCEPTION*
INTL EQUITY PORTFOLIO - INSTITUTIONAL CLASS	15.01	4.17	6.59	4.34	–	6.06	16.90	4.76	7.49	4.39	–	6.18
MSCI ALL COUNTRY WORLD EX-US INDEX	13.13	0.56	4.36	1.36	4.02	–	12.59	0.83	5.13	1.12	4.19	–
INTL EQUITY PORTFOLIO - INVESTOR CLASS	14.67	3.84	6.25	4.03	5.97	–	16.55	4.43	7.15	4.08	6.21	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 5/11/94. Inception of the Investor Class, 9/30/05. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

Our light holdings in Financials were a significant bet against the strongly performing, heavyweight sector, and our choices within the sector lagged the Index return. AIA Group, a pan-Asian life insurer, suffered from both its premium valuation and potential risks of a regulatory squeeze on its booming business with Chinese investors seeking investment diversification. Garanti Bank suffered from the continued weakness of the Turkish lira and worries about the country’s escalating conflict along its southern border with Syria. Meanwhile, our stock selection in Health Care hurt, and the fact that some are highly priced growth beauties made things worse during the value rally in late-2016. Sysmex and M3, both Japanese, suffered sharp stock-price declines after reporting earnings that fell short of lofty expectations.

We outperformed in most regions in the six months, with the notable exception of Japan, where we suffered during the value rally. Four of our ten Japanese holdings suffered double-digit declines, offsetting the strong return from MonotaRO. Our stock selection in EMs was strong, thanks especially to the outperformance of Samsung Electronics. Stock selection in Pacific ex-Japan was also strong, thanks to Australia’s CSL Limited and Singapore’s DBS Group. In the Middle East, our single holding Check Point Software Technologies rose.

⬛ PERSPECTIVE AND OUTLOOK

In the immediate aftermath of the US presidential election, we held, amongst ourselves, widely diverging views about the investment implications of the result. Fortunately, in our investment system, consensus is neither required nor sought. As it turned out, subsequent events would have dashed whichever consensus we might have hammered out. Had we sided with the optimists, who focused on prospective infrastructure investment and tax reforms, we would have had to postpone our hopes, given the Trump administration’s fumbling efforts to make headway toward anything requiring Congressional action. Had we sided with the pessimists, who feared harm to international trade, curtailed private-sector capital investment, and rising inflation, we would have had to eat crow when confronted with the rebound of EMs and the general strength of economic data and earnings reports. Pessimists also did not expect the renewed surge in stocks of the fastest-growing companies, which required optimism about the duration of their rapid growth as well as about the rate at which to discount their future profits back into the present.

Our response to the election was a stoical non-response: we stuck to our last, parsing which companies could be relied upon to deliver profitable growth and worrying about what we were being asked to pay for those companies. If all we did in the wake of the election was avoid the temptation to let our emotions, whether happiness or dismay, sway our investment decisions, it nonetheless feels today like a victory for process and discipline.

Instead, we aim for longer-term insights and more-durable trends.

Our analyst Patrick Todd, CFA discusses the long-term profitability of Health Care companies in the face of political uncertainty:

The Health Care sector is exposed to government involvement in two ways, as viewed through the lens of Michael Porter’s Five Forces model. Governments, through agencies like the Food and Drug Administration and the European Medicines Agency, are suppliers—of regulations, in the form of product specifications and approvals, and of rules regarding the standard of care that must be offered. In many countries, the government, through social insurance plans, is also a large buyer, exerting its outsized power to negotiate prices and to determine what it will not pay for at all.

A live example of government involvement is the American Health Care Act (AHCA), President Trump’s proposed replacement for Obamacare. Although the future of the AHCA is unclear, we expect some version of the legislation to pass while Republicans control both houses. The Congressional Budget Office has estimated that, while AHCA in its initial form would reduce federal deficits by US$337 billion over the next ten years, the number of insured people relative to current law would decrease by 24 million by 2026. A decline in insurance coverage of this magnitude would have two effects. First, hospital finances would be pressured as admissions decrease and bad debt levels increase due to more unpaid emergency-room patients. Second, insurers would lose volume, particularly those exposed to state-

run Medicaid programs. Longer term, this pressure would be passed through to other parts of the health care value chain, including medical-equipment manufacturers, service providers, and even pharmaceutical companies, especially those competing in more commoditized therapeutic categories.

Given these potential headwinds, why does our portfolio have such a material overweight in Health Care? We believe that demographics and prosperity are powerful forces driving increased health care consumption globally. In developed markets, aging populations will spend more to combat cancer and lifestyle diseases like atherosclerosis and diabetes. And in EMs, as income and wealth rises, consumers will increase spending on basic health care needs. We have already seen this in action: China’s health care consumption has grown at an annual rate of 16% since 2008 according to the country’s National Health and Family Planning Commission.

Whether a material overhaul to the US health care system occurs or not, we are always looking for growth companies that, if the need arose, would be able to offset negative government pressure, through innovation or through consolidation and scale. Conversely, we seek to avoid companies that operate in more commoditized therapeutic areas, or where government involvement could smother their ability to grow profitably.

Roche Holding, the global leader in oncology, is an example of an innovative company that spends heavily on research and development to create differentiated drugs that are able to command price premiums. Recent Roche pipeline successes include Ocrevus for multiple sclerosis and Perjeta for HER2-positive breast cancer, both of which have multi-billion dollar sales potential.

Grifols, CSL Limited, and Shire, the three leading blood-plasma processors, are examples of companies that compete

GEOGRAPHIC EXPOSURE (%) at April 30, 2017

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]
CANADA	2.1	6.6
EMERGING MARKETS	18.6	23.5
EUROPE EMU	30.7	22.5
EUROPE EX-EMU	20.7	22.2
JAPAN	12.9	16.1
MIDDLE EAST	2.2	0.5
PACIFIC EX-JAPAN	7.2	8.6
FRONTIER MARKETS[2]	0.0	–
OTHER[3]	1.9	–
CASH	3.7	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index; 3Includes companies classified in countries outside the Index.

SECTOR EXPOSURE (%) at April 30, 2017

SECTOR	PORTFOLIO	BENCHMARK[1]
CONSUMER DISCRETIONARY	9.0	11.4
CONSUMER STAPLES	7.6	9.9
ENERGY	5.5	6.6
FINANCIALS	18.0	23.3
HEALTH CARE	17.5	8.1
INDUSTRIALS	12.7	12.0
INFORMATION TECHNOLOGY	18.4	10.1
MATERIALS	6.8	7.9
REAL ESTATE	0.8	3.2
TELECOM SERVICES	0.0	4.4
UTILITIES	0.0	3.1
CASH	3.7	–

1MSCI All Country World ex-US Index.

in a disciplined and consolidated industry with high entry barriers. Rather than fighting each other with price, these companies focus on manufacturing efficiencies and economies of scale to deter new entrants, allowing them to maintain high margins in the face of the federal government’s otherwise strong bargaining position. Additionally, many of the products produced from plasma are for rare diseases with few treatment alternatives.

Despite the short-term risks of changes in the degree of government involvement in US health care, we believe demographics will continue to be a durable tailwind for health care consumption. We believe the companies in our Portfolio may stand to benefit from these long-term trends and, in our view, remain rather insulated from government-related risks in health care.

While we resist making wholesale, top-down portfolio decisions based on political policy predictions, it is not the case that we do not think about politics. Rather, our tendency is to think about politics in terms of potential threats to individual companies’ profitability and as a source of risk to portfolio concentrations. From this perspective, we currently see more sources of risk than usual in the world. The UK’s intention to leave the European Union, induced by politics, seems highly risky to us. The risk of policy missteps by the Trump administration seems high, particularly in the sphere of trade. Military-conflict risks also seem high, with the potential for tensions on the Korean peninsula to spin out of control sitting at the top of our list of worries. In general, these risks, although elevated, are best defended against by portfolio diversification and by choosing to invest in the most-resilient companies.

Given the indicators of improving economic growth around the world that could foster expanding corporate profit growth more generally, greater optimism may well be warranted. Over the remainder of the year, we expect to wrestle repeatedly with the question of whether the last eight years’ “long, hard slog” of recovery from the global financial crisis is at last reaching its end.

⬛ PORTFOLIO STRUCTURE

As investors with very long investment horizons, we have long prized the enduring growth characteristics of Consumer Staples companies. Nestlé and Unilever illustrate the point; we have held them in the Portfolio since 1990 and 2002 respectively. Revenue growth has been supported by population and income growth, along with the universal appeal of chocolate, convenience, and personal hygiene. They can continue to grow their market shares incrementally and gain scale efficiencies in their manufacturing and distribution costs.

3G’s aborted bid for Unilever in February 2017 cast Consumer Staples in a new light for many investors. Prior to the bid, the sector’s stocks had slid from the very high prices reached in the last couple of years as investors, including us, had reckoned that their slow but steady growth was fully reflected in their share prices. The challenge for Consumer Staples businesses is to maintain the potency of their brands (a key source of their competitive advantages) and to identify and develop new products or brands with their ample cash flows. The reductions we took in the sector last year reflected our concerns that the managements of the big food and personal-care companies were insufficiently focused on the critical issue of how to reinvigorate revenue growth, while keeping profit margins high. By revealing their interest in acquiring Unilever, 3G and its silent partner (Warren Buffett’s Berkshire Hathaway) suggested that the slowly growing but highly resilient cash flows of these companies should be coveted by investors with sufficiently long investment horizons, but only if allied with a willingness to augment those cash flows through aggressive cost-cutting.

3G’s approach to Unilever argued that the latter’s slow-but-steady business had spawned a bloated cost structure. To be sure, taking a knife to costs is a way to accelerate earnings growth, but too much cutting could have been a detriment to maintaining brand potency, the lifeblood of Unilever’s profits and growth.

At Nestlé, we applauded last year’s installation of an outsider as the company’s new CEO, which signaled the board’s impatience with the glacial pace of evolution at this most stable of companies. Former Fresenius SE CEO Mark Schneider’s appointment brings to Nestlé a CEO who is accustomed to working with all the operational and financial levers at his disposal to boost earnings growth, including, perhaps, exploiting Nestlé’s heretofore sacrosanct extraordinary financial strength to boost earnings growth through gearing or acquisitions.

Much like consumer staples, demand for health care products continues to climb steadily due to the demographic forces previously discussed. While unit growth increases, the industry’s pricing power has eroded, as the bargaining power of buyers has increased in response to rising prices through single-payer systems, such as the UK’s National Health Service and Canada’s Medicare, or the utilization of pharmacy benefit managers in the US.

The challenge to drug and device companies is to develop products that objectively advance the standard of care or that lower overall costs to the health care system. Our longstanding investment

  TEN LARGEST HOLDINGS at April 30, 2017

COMPANY	SECTOR	COUNTRY	%

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	4.0

DASSAULT SYSTÈMES	INFO TECHNOLOGY	FRANCE	4.0

AIA GROUP	FINANCIALS	HONG KONG	3.7

BAYER	HEALTH CARE	GERMANY	3.6

NESTLÉ	CONS STAPLES	SWITZERLAND	3.5

ALLIANZ	FINANCIALS	GERMANY	3.3

ROCHE HOLDING	HEALTH CARE	SWITZERLAND	3.2

FANUC	INDUSTRIALS	JAPAN	3.1

BBVA	FINANCIALS	SPAIN	2.9

ROYAL DUTCH SHELL	ENERGY	UNITED KINGDOM	2.8

in Roche Holding, for example, is anchored in our belief that its research and development capabilities are unrivaled, allowing it to advance the standard of care by developing new drugs that meaningfully extend patients’ lives.

In closing, we offer our thoughts on the IT sector, a hotbed of innovative growth. One can find many companies in the sector that are, in the present moment, growing very fast. But from innovation comes the creative destruction of the previous paradigm. We have to be on our guard for the ever-present risk of rapid obsolescence, which is the flip side of the rapid-innovation coin. Establishing which companies can maintain their growth, as well as their profits, in the face of such an existential threat is difficult, but well worth the effort when successful.

We have held onto holdings in Taiwan Semiconductor and Samsung Electronics for many years because they have both demonstrated the ability to reinvest successfully around their core areas of expertise in the different segments of semiconductor manufacturing they dominate, exploiting their large scale to achieve lower unit costs and to fund new capital expansion that smaller competitors simply cannot match. The arrest of Samsung’s vice chairman Lee Jae-yong on political bribery charges in February revived our internal debate over governance issues at the company, but also points to institutional maturation in South Korea. Samsung itself had already set a course toward improving its governance and shareholder return policy. The arrest of Mr. Lee, coming on the heels of the impeachment of Korea’s President Park, sounds a clarion call to corporate Korea broadly that business conducted “the old way” is unacceptable.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT

JAFAR RIZVI, CFA

PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

The International Small Companies Portfolio – Institutional Class gained 11.90% and the Investor Class rose 11.78% (net of fees and expenses) in the six-month period ended April 30, 2017. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index, gained 11.01% (net of source taxes).

⬛ MARKET REVIEW

Small-cap markets slightly outpaced standard markets over the time period, as measured by our Index. Markets recovered from the downturn in November as investors were encouraged by generally robust revenue and earnings growth in recent company results, as well as macroeconomic data on jobs, industrial production, and GDP growth. Divergent monetary policy actions across the US, Japan, and Europe suggested some differences in growth expectations, however. The US Federal Reserve enacted an interest rate increase in March that was largely expected following the increase in December 2016. Another two increases are likely through 2017, assuming the US economy continues to improve. The European Central Bank and Bank of Japan both indicated that they would continue to provide aggressive support, suggesting that in their view global growth is not yet sufficient for normalized interest rates.

The November election of US President Donald Trump led to very different initial reactions from US and international small-cap stock markets. US stocks rose strongly as investors expected Trump’s promised pro-growth policies—involving tax cuts, infrastructure spending, and reduced regulation—to benefit corporate profits. Meanwhile, most other stock markets declined in November amid worries about the implications of Trump’s restrictive stance on trade. However, in the following months, Emerging Markets (EMs) recovered from post-election declines. In India, the demonetization of roughly 85% of the currency in circulation did not have a major impact on the economy. Brazil has shown some signs of stabilization. The significant reduction in the country’s current account deficit and an almost 400 basis point decline in inflation could provide the Brazilian Central Bank room to lower interest rates.

FUND FACTS at April 30, 2017

TOTAL NET ASSETS		$139.2M

SALES CHARGE		NONE

NUMBER OF HOLDINGS		82

TURNOVER (5 YR. AVG.)		43%

REDEMPTION FEE		2% FIRST 90 DAYS

DIVIDEND POLICY		ANNUAL

INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INSTITUTIONAL CLASS	INVESTOR CLASS

TICKER	HLMRX	HLMSX

CUSIP	412295875	412295883

INCEPTION DATE	6/30/2011	3/26/2007

MINIMUM INVESTMENT[1]	$100,000	$5,000

NET EXPENSE RATIO[2]	1.15%	1.40%

GROSS EXPENSE RATIO	1.50%	1.80%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2018.

The Middle East was the strongest region in the period, followed by Europe, both inside and outside the eurozone. Though elections in countries across Europe (most notably Germany and France), and the recent triggering of Article 50 to begin the process of removing the UK from the European Union may have long-term effects, they did not adversely impact markets in the period. Canada rose the least among regions.

Viewed by sector, Information Technology (IT), Industrials, and Financials were the top three performers, followed by Utilities, Materials, and Health Care. The strong performance in IT was mainly due to the semiconductors industry group, though the technology hardware & equipment and software & services groups also outperformed the Index. Data from World Semiconductor Trade Statistics (WSTS), an organization representing the majority of companies in the semiconductor industry, suggest continued strong growth.1 WSTS forecasts faster growth in 2017 due to increasing demand for sensors, analog semiconductors, and memory. The forthcoming iPhone 8 will have major enhancements that we believe are likely to create demand for the phone and, consequently, for components across the semiconductor supply chain this year.

The Energy sector rose the least. Oil prices rose about 7% for the six months as a whole, mostly due to rebounds in 2016. Prices declined in February and in April, as rig counts and inventory levels in the US began to increase.

1World Semiconductor Trade Statistics, “WSTS News Release February 2017.”

PERFORMANCE (% TOTAL RETURN)

	for periods ending March 31, 2017						for periods ending April 30, 2017
	1	3	5	10		SINCE	1	3	5	10		SINCE
	YEAR	YEARS	YEARS	YEARS	INCEPTION*		YEAR	YEARS	YEARS	YEARS	INCEPTION*

INTL SMALL COMPANIES PORTFOLIO - INSTITUTIONAL CLASS	10.15	1.68	7.86	–	5.48	–	14.31	3.18	8.54	–	6.20	–

MSCI ALL COUNTRY WORLD EX-US SMALL CAP INDEX	12.25	2.45	6.67	3.04	4.20	–	12.47	3.53	7.48	2.89	4.67	–

INTL SMALL COMPANIES PORTFOLIO - INVESTOR CLASS	9.86	1.43	7.59	5.39	–	5.42	13.96	2.91	8.26	5.30	–	5.83

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 6/30/11. Inception of the Investor Class, 3/26/07. Index performance prior to 6/1/07 cannot be shown in the table above or in the charts below since it relies on back-filed data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardinglo-evnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

⬛ PERFORMANCE ATTRIBUTION

The Portfolio benefited the most from strong stock selection in Financials thanks to UK wealth-management company Rathbone Brothers and two companies in rapidly growing economies: Brac Bank of Bangladesh and mortgage lender Gruh Finance of India. Our stocks in Industrials also contributed to relative returns. Swiss-based Bossard—a producer of industrial fastening equipment such as screws, nuts, and bolts—reported very strong 2016 numbers. In the US, Bossard grew business with one of its largest clients, Tesla Motors, which increased production in 2016. The company also benefitted from a much more stable currency environment in Switzerland.

Though our overweight to IT was beneficial, our stock selection in the sector dragged on performance. Electrical-components manufacturer LEM Holdings and smart-electricity-meter manufacturer Wasion Group Holdings detracted. Wasion’s largest customer, State Grid Corporation of China, slowed its investment in smart-grid technology, with a direct impact on Wasion’s income.

By region, poor stock selection in Japan and EMs detracted from relative returns. China-based payment-terminal provider PAX Global released disappointing 2016 financial results in March after regulators redefined the rates that merchants pay to their banks for processing electronic payments. In contrast, our strong stocks in Europe ex-EMU and Europe EMU helped performance. In Pacific-ex Japan, the Portfolio benefited from the proposed acquisition of Singapore-based instant-coffee manufacturer Super Group by a Dutch coffee conglomerate, Jacobs Douwe Egberts. Our zero weight to Canada also helped.

⬛ INVESTMENT PERSPECTIVES

Information Technology Sector Investing

The IT sector is the Portfolio’s biggest sector exposure on both a relative and absolute basis. Within IT, our largest weight is in software & services. Companies in this industry group target a variety of niche markets, and create competitive advantages by selling differentiated products and services focused on these niches. There are three types of companies within software & services that most interest us: those with internet-based business models, those with software-based business models, and IT consulting and services. It is more challenging to find high-quality growth companies in the other two IT industry groups—technology hardware & equipment and semiconductors—where technology substitution is a constant threat.

Companies with internet-based business models tend to disrupt old ways of doing business, scale up quickly and without much capital, and create high entry barriers via the network effect whereby the value of a network or platform to its users increases with the number of users. For example, Japanese holding Infomart operates a business-to-business e-commerce platform that links buyers (restaurants, hotels, caterers, and supermarkets) to suppliers (food producers, farmers associations, fishery associations, and wholesalers). This platform eliminates paperwork, allows for digital tracking of inventory, and creates a more efficient supply chain. Infomart has strong customer loyalty, with over 95% renewal rates. By working closely with both buyers and suppliers, the company has built a network advantage over time, making it difficult for others to replicate its success.

Companies with software-based business models are in many ways similar to those with internet-based models—they replace labor intensive processes, do not require a lot of capital (as the product is mainly software code), and create entry barriers quickly as their software is widely adopted. Software companies also tend to have significant positive impacts on productivity as they involve some automation of business processes. Software product cycles are long and typically involve upgrades as opposed to major redesigns; the distribution of products is also inexpensive (on a CD or over the internet). For example, Switzerland-based Temenos Group provides banking and wealth-management software for financial institutions globally. As banks face anemic revenue growth and pressure to automate processes and provide online services, their in-house legacy software and manual processes are no longer sufficient. Customers who use Temenos’ software have improved their cost-to-income ratios and return on assets. As a result, demand for Temenos’ products and services has been growing. The company’s core banking software platform, T24, is ranked Number One in terms of new customers.2

2IBS, IBS Journal (March 2016), 16.

Temenos’ software license revenues have grown at 22% annually over the last three years, and we expect them to grow at least in the high single-digit range over the next five years.

Software- and internet-based business models can be found outside the IT sector as well. For example, MonotaRO, which is an Industrials company, sells MRO (maintenance, repair and operations) supplies over the internet in Japan. These products include all the small items needed to run a business such as gloves, filters, duct tape, wire, nuts, and bolts. The company has disrupted, and continues to disrupt, the traditional MRO network in Japan, which supplied MRO products through face-to-face meetings during factory sales calls. Another company, EMIS Group, is in the Health Care sector and develops and sells software for physicians, pharmacies, and health care providers in the UK. The software creates detailed electronic medical records and connects primary care physicians with pharmacies, specialist doctors, and other health care professionals. Because of its comprehensive functionality, this software reduces overall health care costs for the National Health Service.

Software-based business models across any sector typically follow the competitive strategy of differentiation: creating unique products that competitors do not offer and cannot easily replicate. Software code is considered literary work and is therefore eligible for copyright protection. Many countries also provide patent protection if the code runs an algorithm with a useful application. Similar intellectual property (IP) protection is available for internet companies as well, but they may also combine differentiation with other competitive strategies, such as a cost leadership strategy, where a company prevails by having lower costs than competitors. For example, the premise for Amazon’s business is that goods can be provided more cheaply to consumers by businesses that avoid the need for bricks and mortar.

Similarly, IT consulting and services companies often follow either a differentiation or a cost leadership strategy. One of our holdings, Alten, based in France, provides advanced engineering consultancy and IT services for a variety of customers that design prod-

GEOGRAPHIC EXPOSURE (%) at April 30, 2017

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]
CANADA	0.0	7.0
EMERGING MARKETS	18.2	22.0
EUROPE EMU	30.2	18.1
EUROPE EX-EMU	20.4	22.3
JAPAN	14.1	21.4
MIDDLE EAST	0.0	1.1
PACIFIC EX-JAPAN	4.2	8.1
FRONTIER MARKETS[2]	8.7	–
OTHER[3]	0.5	–
CASH	3.7	–

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the Index; 3Includes companies classified in countries outside the Index.

  SECTOR EXPOSURE (%) at April 30, 2017

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	8.1	15.8

CONSUMER STAPLES	13.1	6.4

ENERGY	0.0	3.6

FINANCIALS	13.6	10.3

HEALTH CARE	14.2	7.2

INDUSTRIALS	21.4	20.1

INFORMATION TECHNOLOGY	22.3	12.0

MATERIALS	2.1	10.8

REAL ESTATE	0.0	10.2

TELECOM SERVICES	0.6	1.0

UTILITIES	0.9	2.6

CASH	3.7	–

1MSCI All Country World ex-US Small Cap Index.

ucts such as cars, airplanes, and industrial machines using CAD (computer aided design) software. Instead of copyright and patent protection, the company differentiates itself by relying on its proprietary engineering and services expertise to deploy and use software. By focusing on a narrow segment within the US$900 billion IT services and consulting market, the company has developed strong customer relationships—growing revenues and earnings in the low double digits—while delivering low- to mid-teens returns on assets and on equity.

In contrast to these high-quality, growing companies in the software & services industry group, many companies in the technology hardware & equipment and semiconductor industry groups have short product cycles and must continuously improve functionality of their products due to competitive pressure and threats from substitute technologies. These improvements in functionality come at a price—semiconductor and hardware companies must constantly spend on research and development (R&D) as well as on new plants and equipment; if they don’t, a competitor or substitute technology will likely take over. Some of these substitution threats come from software companies. For example, virtualization technologies from companies like VMware and Microsoft substitute the need for additional physical servers (and the semiconductors such as microprocessors and memory contained therein). By locating and accessing excess capacity across all the physical servers in a company’s data center, virtualization software allows IT administrators and other users to use existing capacity more efficiently instead of purchasing additional servers to expand capacity.

We invest in technology-hardware companies only when we believe the company’s competitive advantages will protect it from some of the negative forces of the hardware-manufacturing industry. One example is LEM Holdings, a developer of transducers that control and measure current and voltage for a wide variety of technologies including elevators, trains, and hybrid and electric cars. The company designs its own chips for its products—a significant competitive advantage since most competitors rely on off-the-shelf products that do not offer any opportunity for differentiation.

Competitive intensity can change very quickly in the technology hardware & equipment industry group due to short product cycles, the rapid pace of innovation, and lower IP barriers. One company we are monitoring closely for emerging risks is Wasion Group Holdings. The company provides electronic meters for China’s electricity grids as well as for measuring heat, water, and gas. While the company started with some unique technology from its joint venture with Siemens, the electronic metering business has seen several new entrants as the pace of innovation has slowed and products have become increasingly similar.

Changes to Market-Cap Guidelines

Since its inception in 2006, the International Small Companies Equity strategy has focused upon non-US companies with market capitalizations under US$3 billion. Up to 15% of the portfolio was permitted to be invested in companies with market capitalization greater than US$3 billion.

Effective February 28, 2017, we have adjusted the static market-capitalization guidelines established at the inception of the strategy to the following benchmark-relative guidelines:

•

The weighted-average market cap (WAMC) of the model portfolio’s holdings must be in the range of 0.7–1.5 times the WAMC of the strategy’s benchmark Index, the MSCI All Country World ex-US Small Cap Index.

•	A minimum of 85% of the portfolio must be invested in companies with a market capitalization within the range of the market capitalization of companies in the benchmark.

The weighted average market cap (WAMC) of the Index as of April 30, 2017 was US$2,035 million and the range of market capitalization was US$75 million to US$14,712 million. The WAMC of the International Small Companies Equity model portfolio as of April 30, 2017 was US$2,017 million and the range of market capitalization was US$163 million to US$9,210 million.

The overall goal of this change is to establish more dynamic guidelines that better reflect the international small companies’ investment opportunity set.

⬛ PORTFOLIO HIGHLIGHTS

In the trailing six months, we purchased six high-quality, growing companies. We bought Intrum Justitia, the largest-listed company focused exclusively on credit risk management in Europe. We also bought DuluxGroup, an Australian company that focuses on the manufacturing and sale of premium-branded paint and coatings in Australia and New Zealand.

We bought Stratec Biomedical, a German company specializing in the design of automation and instrumentation technology for the in-vitro diagnostics (IVD) industry. The company’s products and services are provided to diagnostic-equipment companies which, in turn, sell the final product to medical-diagnostic labs such as Quest Diagnostics. Stratec has a strong R&D team and over 150 patents, filing about 20 new patents annually. The company benefits from

  TEN LARGEST HOLDINGS at April 30, 2017

COMPANY	SECTOR	COUNTRY	%

BECHTLE	INFO TECHNOLOGY	GERMANY	3.1

VAISALA	INFO TECHNOLOGY	FINLAND	3.1

ALTEN	INFO TECHNOLOGY	FRANCE	3.0

BOSSARD	INDUSTRIALS	SWITZERLAND	2.9

MAX FINANCIAL SERVICES	FINANCIALS	INDIA	2.9

GRUH FINANCE	FINANCIALS	INDIA	2.8

CARL ZEISS MEDITEC	HEALTH CARE	GERMANY	2.3

REPLY	INFO TECHNOLOGY	ITALY	2.3

HIDAY HIDAKA	CONS DISCRETIONARY	JAPAN	2.2

LISI	INDUSTRIALS	FRANCE	2.2

growth in the IVD industry as well as a trend toward outsourcing of R&D by its customers. Expansion of health care systems (especially in EMs), aging populations, increases in chronic diseases, and the development of new diagnostic technologies should help ensure sustained revenue growth for the company over the long term.

We also purchased Globant, a digital-media IT consultant; GMO Payment Gateway, a Japanese online payments–processing company; and FINDEX, a company that sells imaging and document management software to hospitals in Japan.

We funded these new positions by selling six holdings from the Portfolio. We exited Grafton Group, a UK-based wholesaler of building and plumbing materials to local merchants. We also sold our position in Valid Solucoes, a Brazilian supplier of credit card chips and telecom SIM cards, because it no longer meets our growth criteria. Valid benefited greatly from the shift from magnetic stripe credit cards to more-secure chip and signature cards—the company grew revenues by 26% in 2015. Now that this shift is nearly complete, the company’s growth prospects have diminished.

In January, we sold Semperit, an Austria-based manufacturer of rubber gloves and other rubber-based products used by industrial companies. It is our belief that the glove-making industry is in a state of overcapacity that will prevent Semperit from growing earnings over the medium term, and that this was not accurately reflected in the share price.

Our three remaining sales were the consequences of acquisitions. We received cash when Australian-based information-services company SAI Global was acquired by a private equity buyer. We sold Super Group after its proposed acquisition by Jacobs Douwe Egberts. We sold our remaining position in Cetip, the dominant Brazilian depository in fixed income and over-the-counter derivatives, as its acquisition by B&MF (the largest Brazilian exchange) closed during the period. While we like the merger as it creates a dominant exchange with diversified revenue streams, the resultant entity has a market cap of well over US$13 billion.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

G. RUSTY JOHNSON, CFA CO-LEAD PORTFOLIO MANAGER CRAIG SHAW, CFA CO-LEAD PORTFOLIO MANAGER	PRADIPTA CHAKRABORTTY PORTFOLIO MANAGER SCOTT CRAWSHAW PORTFOLIO MANAGER RICHARD SCHMIDT, CFA PORTFOLIO MANAGER

The Institutional Emerging Markets Portfolio and the Emerging Markets Portfolio are generally closed to new investors.

The Institutional Emerging Markets Portfolio – Class I and Class II – and the Emerging Markets Portfolio – Advisor Class (collectively, the “Portfolios”) are both managed in strict accordance with the Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

⬛ PERFORMANCE SUMMARY

The Institutional Emerging Markets Portfolio – Class I rose 10.43%, the Institutional Emerging Markets Portfolio – Class II rose 10.55%, and the Emerging Markets Portfolio – Advisor Class rose 10.34% (all net of fees and expenses) in the six months ended April 30, 2017. The Portfolios’ benchmark, the MSCI Emerging Markets Index rose 8.88% (net of source taxes) in this period.

⬛ MARKET REVIEW

The victory of Donald Trump in the US presidential election confounded all expectations and was a major influence on asset-market returns in the trailing six months. The prospect of a more cavalier fiscal discipline in the US struck inflationary sparks, reflected in global bond markets where yields rose in unison around the world. Developed equity markets globally largely shrugged off the risks of “Trumponomics,” buoyed by the positive impact that prospectively higher interest rates would have on banking profits and the benefits for business generally of potentially lower corporate taxes and less-suffocating regulation. By contrast, emerging markets (EMs) initially suffered a sharp reversal, as investors suddenly grew concerned about a protectionist trade policy that could slow the growth in global trade and the potential for further rises in global interest rates.

EMs snapped back starting in January 2017, however. The global economy was supportive, particularly the growing signs of eco-

FUND FACTS at April 30, 2017
SALES CHARGE			NONE
NUMBER OF HOLDINGS			79
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY			ANNUAL
INSTITUTIONAL INVESTORS			INDIVIDUAL INVESTORS
PORTFOLIO ASSETS	$4,025.8M		$3,471.9M
TURNOVER (5 YR AVG)	21%		26%
CLASS	CLASS I	CLASS II	ADVISOR
TICKER	HLMEX	HLEEX	HLEMX
CUSIP	412295701	412295842	412295305
INCEPTION DATE	10/17/2005	3/5/2014	11/9/1998
MINIMUM INVESTMENT[1]	$500,000	$25,000,000	$5,000
NET EXPENSE RATIO	1.28%[2]	1.12%[2]	1.42%
GROSS EXPENSE RATIO	1.29%[3]	1.24%	1.42%

1Lower minimums available through certain brokerage firms; 2The Net Expense Ratio is as of April 30, 2017 as the Portfolio is operating below the contractual agreement, which is in effect until February 28, 2018; 3The Gross Expense Ratio is as of the Prospectus dated February 28, 2017.

nomic expansion in Europe, which should provide more demand for EM exports. Fears of looming protectionism and its consequences for EM exports were also tempered as it became clear that Trump’s most menacing proposals in relation to trade policy will at least face pushback, delays, and dilution in the legislative process, and may well never see enactment. While EM currencies posted sharp losses in November 2016, they subsequently recovered despite the US Federal Reserve’s interest rate increase in March 2017, only the third hike since the 2008 financial crisis. Currencies were thus only a small detractor to US dollar returns in the trailing six months. Trumpian challenges may still lie ahead for EMs that have benefited the most from globalization, but the currency movements this period suggested the impending doom predicted in late 2016 may have been overwritten by increasingly solid economic fundamentals.

Information Technology (IT), Materials, and Financials were the strongest performers in the Index. Generally strong annual reports from IT companies reaffirmed the powerful growth trend for social media and mobile internet-related services, leading to widespread upward revisions to earnings estimates for the sector. The outperformance by Materials can largely be ascribed to the continued resilience of China. Market participants appeared to have been persuaded that the probability of a lethal slump in its economy, at least in the immediate future, had diminished.

Anticipated pro-growth policies from the new US administration and greater confidence toward EMs saw relatively defensive sectors lag, such as Health Care, Consumer Staples, and Utilities. Profits for the generic-drug companies, which dominate the Health Care sector in EMs, continued to be troubled by heightened regulatory scrutiny over pricing (already under pressure

PERFORMANCE (% TOTAL RETURN)

	for periods ending March 31, 2017							for periods ending April 30, 2017
	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*			1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*
INST. EMERGING MARKETS PORTFOLIO - CLASS I	18.67	2.19	3.46	3.72	–	6.97	–	20.91	2.95	4.38	3.61	–	7.19	–
INST. EMERGING MARKETS PORTFOLIO - CLASS II	19.04	2.39	–	–	3.42	–	–	21.27	3.17	–	–	4.30	–	–
MSCI EMERGING MARKETS INDEX	17.22	1.18	0.80	2.71	2.40	6.29	–	19.14	1.80	1.48	2.47	3.04	6.45	–
EMERGING MARKETS PORTFOLIO - ADVISOR CLASS	18.71	2.20	3.47	3.68	–	–	11.54	20.87	2.95	4.37	3.56	–	–	11.66

Returns are annualized for periods greater than 1 year. *Inception of Class I, 10/17/05. Inception of Class II, 3/5/14. Inception of the Advisor Class, 11/9/98. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

through buyer consolidation) and a demand for improvements in production standards.

Emerging Europe (led by Poland and Russia) and Asia had the best performance among regions. Returns in Russia were helped by the ruble’s 11% appreciation against the US dollar as the economy and prospects for better US relations improved.

Asia saw heady returns from the four Index heavyweights China, South Korea, Taiwan, and India. China’s growth engine continued to fire, and markets in North Asia generally were spurred by a blend of stronger external demand from key export markets such as Europe, glimmers of a revival in Asia’s regional trade, and positive expectations for Asian corporate earnings growth in 2017. In India, Prime Minister Narendra Modi’s demonetization program in November 2016 caused a short-term dislocation in the financial results for companies across most sectors. However, his administration’s strong showing in March legislative elections in Uttar Pradesh, the nation’s most populous state, strengthened Modi’s mandate to continue carrying out economic reform and infrastructure investment.

Latin America underperformed, with Mexico’s stock market and the peso down sharply immediately after the US election on concerns about US–Mexico trade prospects. The market later recovered but still lagged the Index this period. Brazil’s economy continued to contract at the end of 2016 and unemployment has soared, while President Michael Temer’s administration has faced corruption allegations and public resistance to some of its toughest budget-reform initiatives.

⬛ PERFORMANCE ATTRIBUTION

The Portfolios outperformed the Index due to positive stock selection, as strong holdings in the IT, Industrials, and Consumer Staples sectors overcame weak stocks in Energy. Our overweight in Health Care and small weight in Materials relative to the Index hurt returns.

In IT, major contributions came from ASM Pacific—which has seen growing demand for its specialized equipment used in the production of semiconductors and circuit boards—and MercadoLibre, a

Latin American e-commerce leader whose initiatives to improve the client experience have helped spur sales. Shares of Samsung Electronics were strong despite the very public arrest in February of Samsung Group’s vice chairman, Lee Jae-yong, on corruption charges. (We discuss this development in the next section below.) The company has enjoyed strong revenue growth from its advanced products, especially 3D NAND memory devices and cutting-edge OLED displays.

China’s 51job and Taiwan’s AirTAC were top contributors in Industrials. 51Job runs China’s market-leading online job-search platform for professionals and has benefited from a steady increase in online recruiting. Pneumatic-equipment maker AirTAC has reported strong revenue growth.

In Consumer Staples, Coca-Cola HBC—an EM-focused soft drink producer with a large presence in Russia and Nigeria—reported higher profit margins and indicated positive expectations for volumes and pricing in 2017.

The Portfolios’ returns in the Energy sector were relatively weak as a decline in crude oil prices pressured the share price of large Chinese exploration and production company CNOOC. By contrast, the oil refining and coal industries, which feature in the Index but not in our portfolio, enjoyed strong returns due to favorable supply-and-demand dynamics.

From a regional perspective, the Portfolios outpaced the benchmark in every major region but especially in Asia, where strong stock picking overcame the headwind from our underweight in North Asia. In China, e-commerce company JD.com has reported increasing profitability overall and free cash flow generation. In Taiwan, LARGAN Precision has seen flourishing demand for its high-spec lenses used in high-end smartphones.

Finally, the Portfolios’ off-benchmark exposure to Frontier Markets hurt relative returns, especially Kenya where East African Breweries (EAB) has been hit by the Kenyan government’s sharp excise tax hikes on alcoholic beverages. EAB sought to pass some of this new expense onto customers via higher prices, hurting sales.

⬛ INVESTMENT PERSPECTIVES

When assessing the value of a stock, our analysts must address the question, “What is the market discounting with respect to growth rate and duration?” While our focus is always on developing an understanding of prices at an individual security level, we wanted to offer thoughts on how EMs broadly are pricing growth and risk given their recent sharp positive moves.

Discounting Better…Growth

The good performance of the EM Index since the end of 2016 suggests rising optimism about the growth outlook for EM companies as the global economy has found a firmer footing. Rising growth expectations are typically accompanied by higher interest rates, which, by raising the risk-free base of the rate at which investors discount future cash flows and dividends, suppress the valuations of stocks, particularly those of long-duration growth stocks, whose bounties are furthest into the future. The discount rate applied in an assessment of security value is also typically subject to an adjustment for risk, however. In EMs, we propose that investor perceptions of risk are moderating. Yes, this is in part a reflection of external forces such as an up-tick in global demand, more dovish comments from the Federal Reserve, and some moderation in the US dollar’s strength. But we would also point to internal developments within individual countries, including the major EM economies China, India, Brazil, and Russia, as important factors sending a swell of confidence onto EM shores.

One portfolio holding whose share prices have benefited from rising confidence in the growth outlook is Taiwan’s AirTAC. AirTAC is a manufacturer of pneumatic motion equipment, a core component of automated industrial processes that are in growing demand in Asia due to rising labor costs. Approximately 90% of AirTAC’s

  GEOGRAPHIC EXPOSURE (%) at April 30, 2017

COUNTRY/REGION	INSTITUTIONAL HLMEX / HLEEX	ADVISOR HLEMX	BENCHMARK[1]
BRAZIL	7.4	7.4	7.4
CHINA + HONG KONG[2]	22.7	22.7	27.1
INDIA	8.8	8.7	8.9
MEXICO	5.2	5.2	3.6
RUSSIA	4.5	4.5	3.7
SOUTH AFRICA	5.3	5.3	6.8
SOUTH KOREA	11.1	11.1	14.9
TAIWAN	10.2	10.2	12.3
SMALL EMERGING MARKETS[3]	16.6	16.6	15.3
FRONTIER MARKETS[4]	1.2	1.1	–
DEVELOPED MARKET LISTED[5]	5.0	5.0	–
CASH	2.0	2.2	–

1MSCI Emerging Markets Index; 2The Harding Loevner Funds Emerging Markets Portfolios’ end weight in China is 16.8% and Hong Kong is 5.9%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 4Includes countries with less-developed markets outside the Index; 5Includes emerging markets or frontier markets companies listed in developed markets.

  SECTOR EXPOSURE (%) at April 30, 2017

SECTOR	INSTITUTIONAL HLMEX / HLEEX	ADVISOR HLEMX	BENCHMARK[1]
CONSUMER DISCRETIONARY	14.0	14.0	10.5
CONSUMER STAPLES	7.8	7.8	6.9
ENERGY	5.5	5.4	7.2
FINANCIALS	28.8	28.8	24.0
HEALTH CARE	4.4	4.4	2.4
INDUSTRIALS	6.5	6.5	5.8
INFORMATION TECHNOLOGY	23.7	23.7	25.1
MATERIALS	1.7	1.7	7.3
REAL ESTATE	1.1	1.1	2.5
TELECOM SERVICES	2.9	2.9	5.6
UTILITIES	1.6	1.5	2.7
CASH	2.0	2.2	–

1MSCI Emerging Markets Index.

sales are to China, where it has close to 20% market share. The company’s growth rate slowed sharply, as rising economic uncertainties in China led businesses to moderate new capital investments. In recent months, however, AirTAC’s revenue growth has re-accelerated with a rebound in confidence and investment appetite in China. Revenues rose 38% in yuan during the first quarter of 2017. AirTAC has also been working to enhance its offerings; it has a healthy capital expenditure plan for the next 24 months to support the production of new, higher-end products and to spur further sales growth of core lines by targeting shorter lead times in fulfilling customer orders.

Discounting Better…Governance

EMs remind us time and again that predicting a market’s reaction to a political or other exogenous shock is a pursuit for speculators and ultimately fruitless; it is not a game for us. South Korea certainly provided some big surprises through the turn of the year in the form of the impeachment of its president and the conspicuous arrest of Lee Jae-yong, the vice chairman and de facto head of Samsung Group. But perhaps the biggest surprise was that, in the wake of these events—as well as the country’s confrontation with China over the installation of US THAAD anti-ballistic missiles—South Korea’s stock market, including Samsung’s shares, rallied. In fact, Samsung’s outperformance forced us to cut our position to comply with our risk-control rule limiting each single stock position to no more than 6% of the portfolio.

Clearly, the market is choosing to look beyond these alarming events to consider instead the potential for progressive change in the way that South Korea is governed and how (and for whose benefit) its companies are managed. Impeaching a president is itself not a minor undertaking, but having the gumption and capacity to arrest and jail the head of South Korea’s Number One chaebol for bribery is even more demonstrative of powerful change. Samsung had already set a course toward more shareholder-friendly governance. The arrest of Mr. Lee sounded a clarion call to corporate Korea broadly that business conducted “the old way” is no longer acceptable.

You may well ask what this disgraceful episode at Samsung reveals about our efficacy in assessing corporate governance. Our approach is focused on identifying signs of the aspects of poor corporate governance that typically destroy shareholder value. When we see a potential problem, we evaluate, based on the facts and circumstances, the risks of material value destruction. In so doing we must keep in mind that EMs are, for the most part, making positive developments at the economic, political, and corporate levels. It is on the path of such change and improvement that good money has been and can still be made in the asset class. Detection of a mere blemish on an otherwise attractive management team—as opposed to a bunch of pirates—does not, therefore, automatically disqualify a company from our consideration for investment.

TEN LARGEST HOLDINGS at April 30, 2017
COMPANY	SECTOR	COUNTRY	INSTITUTIONAL HLMEX / HLEEX	ADVISOR HLEMX
SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	5.7	5.7
TAIWAN SEMICONDUCTOR	INFO TECHNOLOGY	TAIWAN	4.5	4.5
TENCENT	INFO TECHNOLOGY	CHINA	3.3	3.3
AIA GROUP	FINANCIALS	HONG KONG	2.7	2.7
SBERBANK	FINANCIALS	RUSSIA	2.5	2.5
LARGAN PRECISION	INFO TECHNOLOGY	TAIWAN	2.0	2.0
LUKOIL	ENERGY	RUSSIA	2.0	2.0
AXIS BANK	FINANCIALS	INDIA	1.8	1.8
ITAU UNIBANCO	FINANCIALS	BRAZIL	1.8	1.8
MARUTI SUZUKI	CONS DISCRETIONARY	INDIA	1.7	1.7

During the many years we have owned Samsung’s electronics subsidiary, our analysts, portfolio managers, and senior management have often debated (sometimes heatedly) the company’s governance issues. While Samsung’s management has taken some distasteful steps, the accumulated evidence on balance has suggested to us that the company has been moving, if unsteadily, toward better governance over time, increasing value for its controlling and minority shareholders alike. The favorable direction of its path has kept us in our investment.

After spending US$13 billion on research and development in 2016 alone, Samsung’s cash flow from operations was still US$45 billion, with half of that going into capital expenditures on the core businesses, and another US$10 billion into a higher dividend payout ratio and, more recently, share buybacks. The remaining free cash flow of over US$10 billion contributed to Samsung’s cash pile of US$70 billion at year-end. These figures have grown over the past decade, along with Samsung’s market capitalization.

⬛ PORTFOLIO HIGHLIGHTS

Portfolio activity was relatively modest over the past six months and sector exposures thus changed only marginally in the period. Most of our actions were additions and trims made in response to price changes. We were particularly cognizant of significant positive moves that occurred since the lows of early 2016 for shares of Russia’s Sberbank, Macau casino Sands China, and Bank of Georgia. These names were strong contributors during 2016 and had been sizeable weights in the portfolio. There had been no alarming changes to our fundamental view of their businesses, but share prices certainly discounted less pain than a year ago and we chose to prudently reduce them and re-invest capital into other holdings.

We added one Consumer Discretionary company, Hanssem, which is leading the modernization of South Korea’s traditional home-furnishing industry. The traditional furniture business in South Korea—comprising about 70% of the highly fragmented local industry—is a family-owned single store offering limited product choices and services. Hanssem is disrupting this old model by operating large showrooms that feature a wide range of styles and choices of customized kitchen furniture and fixtures. The company also differentiates itself by providing customized installation and home services, including interior design. Catering to a generally wealthy and sophisticated customer base, Hanssem boasts sales growth that has been well above that of the overall South Korean furniture sector. The company’s focus on providing furnishings for home renovations is also less cyclical than the business of furnishing newly built properties. In addition, Hanssem has a fast-growing e-commerce effort (Hanssem Mall) designed to capture the younger demographic.

We also purchased Safaricom, the leading mobile telephony provider in Kenya with over 70% share of the country’s market. The company has strong growth prospects underpinned by M-Pesa, its highly successful money-transfer service that provides a convenient payment platform nationwide, including rural areas that lack banking infrastructure. We considered Safaricom’s valuation to be in line with those of EM peers in the telecom industry, despite offering superior growth prospects.

Lastly, a new IT holding we purchased this period is Weibo, which operates a social media app that is China’s near-equivalent to In-stagram but also has elements of Twitter and Facebook. Weibo has roughly 300 million users who turn to the app to follow celebrities and key opinion leaders in fashion and pop culture. Advertisers find the app’s distinctive open-access platform compelling because of its vast reach and increasing ability to offer finely tuned target marketing based on the readily available preferences and affinities of users. Weibo is growing rapidly on key metrics: user growth, new advertisers, and the average spend by each advertiser. Its monetization efforts are still at an early stage, but revenue growth is running at over 30% per year and margins are also rising.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolios.

PORTFOLIO MANAGEMENT TEAM

PRADIPTA CHAKRABORTTY	RICHARD SCHMIDT, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

BABATUNDE OJO, CFA
CO-LEAD PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

The Frontier Emerging Markets Portfolio – Institutional Class I rose 5.14% and the Investor Class rose 4.94% (net of fees and expenses) in the six-month period ended April 30, 2017. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets Index, rose 5.44% (net of source taxes).

⬛ MARKET REVIEW

Frontier emerging market (FEM) equities advanced in the trailing six months. Gains were broadly based, as every region except Africa and the Middle East posted positive returns.

The Gulf States was the best performing region due in part to double-digit gains in Kuwait, which represents a sizable portion of the region’s weight in the benchmark. Kuwait’s market rally appears to have been fueled by several factors, including the recovery in oil prices following a November 2016 agreement among Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC producers to cut production, a debut US$8 billion sovereign bond offering, and the introduction of a transformation plan, “New Kuwait 2035,” that envisions reducing reliance on oil and constructing infrastructure mega-projects.

Good performance in Romania and Kazakhstan boosted Europe during the period. Romania’s economy is forecasted to grow at a rate well above regional peers in 2017 and 2018, driven by continued healthy consumer spending and robust fixed investment. The strong outlook should be supportive of credit formation and bodes well for the banking sector. Banca Transilvania continues to generate fee-income growth and stable net interest margins, while benefiting from improving operating efficiency and asset quality.

Latin America posted overall gains in the period despite falling at the end of 2016. Argentina was marred by political infighting between pro-business President Mauricio Macri and opposition in Congress as it attempted to derail his reform agenda by proposing a slew of new taxes. Additionally, the Argentine peso fell against

FUND FACTS at April 30, 2017
TOTAL NET ASSETS			$406.9M
SALES CHARGE			NONE
NUMBER OF HOLDINGS			78
TURNOVER (5 YR. AVG.)			33%
REDEMPTION FEE			2% FIRST 90 DAYS
DIVIDEND POLICY			ANNUAL
	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS
	INSTL CLASS I	INSTL CLASS II	INVESTOR CLASS
TICKER	HLFMX	HLFFX	HLMOX
CUSIP	412295867	412295735	412295859
INCEPTION DATE	5/27/2008	3/1/2017	12/31/2010
MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000
NET EXPENSE RATIO	1.64%	1.35%[2]	2.00%	[2]
GROSS EXPENSE RATIO	1.64%	1.75%	2.08%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2018.

the US dollar following the US election. The country rebounded in early 2017, however, as market participants welcomed several energy-centric government efforts to eliminate Argentina’s wide fiscal deficit. In January, a federal plan was introduced that will increase previously heavily subsidized electricity prices by 60–90% for most consumers. The plan is designed to cut fiscal spending and increase incentives for power companies to upgrade their aging infrastructure. Another well-received development was President Mauricio Macri’s agreement with energy companies operating in Argentina’s vast Vaca Muerta shale oil and gas field. The deal is aimed at stimulating long-term investment in the exploration of this largely untapped field. Its terms include extending a subsidized price regime for natural gas produced at new wells, eliminating oil export duties, and increasing the flexibility of wages. In exchange, local and international oil companies have agreed to invest US$5 billion in Vaca Muerta in 2017. The agreement should help grow domestic oil and gas output and gradually narrow Argentina’s energy deficit.

All Asian markets rose, with Pakistan leading the way. Pakistan’s good performance stemmed from an improving security situation and increasing foreign direct investment (FDI) flows into the nation’s energy and transportation infrastructure under the China-Pakistan Economic Corridor program. Pakistan’s impending upgrade by MSCI to Emerging Market status has also resulted in buying ahead of anticipated passive inflows.

The Philippines, which accounts for over two-thirds of Asia’s weight in the Index, posted a slight gain after a volatile six months. The market suffered in the last two months of 2016 from the dual dramas of Philippine President Rodrigo Duterte and US President Donald Trump. Duterte’s violent war on drugs and inflammatory anti-US discourse frightened investors, while Trump’s

PERFORMANCE (% TOTAL RETURN)
	for periods ending March 31, 2017					for periods ending April 30, 2017
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION*		1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION*
FRONTIER EMERGING MARKETS PORTFOLIO - INSTITUTIONAL CLASS I	7.68	-4.48	3.32	–	-2.20	3.87	-5.93	3.37	–	-2.11
MSCI FRONTIER EMERGING MARKETS INDEX	7.36	-2.72	2.14	0.42	–	6.30	-3.80	2.19	0.68	–
FRONTIER EMERGING MARKETS PORTFOLIO - INVESTOR CLASS	7.05	-4.90	2.92	0.04	–	3.38	-6.32	2.93	0.14	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class I, 5/27/08. Inception of the Investor Class, 12/31/10. Index performance prior to 12/2/08 cannot be shown in the table above or in the charts below since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardinglo-evnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

protectionist rhetoric (were it to manifest in actual policies) would have serious ramifications for the Philippine economy, which relies heavily on revenues from exports to the US, including business-process-outsourcing (BPO) services for American companies, and remittances from Filipinos working in the US. Investor fears were calmed however by economic data released in early 2017 showing that BPO revenues and remittances remained resilient.

Africa’s decline was largely due to the poor performance of Egypt which struggled with currency fluctuations. In early November, Egyptian authorities’ decision to abolish currency controls and introduce a flexible foreign exchange regime catalyzed a sharp fall in the Egyptian pound. Kenya was down as well, as it continues to face a rising tide of populism ahead of August’s parliamentary and presidential elections. A March 2017 follow-up to an August 2016 banking bill imposing interest rate caps on loans and deposits was introduced that aims to limit bank fees and commissions and restrict government deposits to only five banks, all of which have at least 20% state ownership. Should these proposals pass, they will likely affect system-wide deposits, squeezing liquidity and further constricting already-sluggish credit growth.

Performance by sector was wide-ranging, with Energy posting the strongest returns. Consumer Staples fell as the positive performance of Vietnam Dairy and Masan Group was dampened by Nigerian Breweries and East African Breweries (EABL). Nigerian Breweries has suffered from continued consumer down-trading from premium and mainstream beers to value categories, prompting a shift in product mix. The company’s profitability has also been hurt by a sharp depreciation of the naira, Nigeria’s currency, as a large percentage of the company’s input costs is linked to the US dollar. EABL’s 2016 results were bruised by a sharp increase in excise duty in Kenya that also led to significant down-trading. The company’s performance outside of Kenya was weak as well—Tanzania’s volumes were down due to subdued consumer spending, while South Sudan suffered from military conflict and massive currency depreciation.

⬛ PERFORMANCE ATTRIBUTION

Stock selection in Energy and the Portfolio’s overweight in weakly performing Consumer Staples detracted most from sector performance relative to the benchmark in the six months ended April 30, 2017. Pakistan Petroleum, Ecopetrol, and Oil & Gas Development Company (OGDC) detracted as oil prices declined between February and April, while OGDC also bore the cost of multiple dry wells. Strong stocks in Financials and our underweight in the declining Real Estate sector partially mitigated the poor selection in Energy. Banco Macro and Grupo Financiero Galicia benefited from the resumption of growth in the Argentinian economy and an uptick in spending on financial services. The Portfolio faced headwinds in the strongly performing Utilities sector where we struggle to find quality-growth businesses and hence have a zero-weight.

From a geographic perspective, the Portfolio’s underweight in the strongly performing Argentinian market coupled with a poorly performing holding detracted the most from relative returns. IT services firm Globant was hurt by contracting margins as the company’s operating costs, most of which are peso-denominated, rose due to continued high inflation in Argentina. Stock selection in Asia contributed to relative performance, including Vietnamese construction-steel company Hoa Phat Group and Bangladeshi telecom operator Grameenphone and SQUARE Pharmaceuticals.

⬛ INVESTMENT PERSPECTIVES

The Impact of US Interest Rates on Frontier Markets

Following Donald Trump’s electoral win in November 2016, capital outflows and currency depreciation put pressure on emerging and frontier markets. Broadly, investors were concerned about the prospect of rising US interest rates, which would further strengthen the US dollar and potentially accelerate capital outflows from emerging economies, resulting in further local currency weakness. While we acknowledge the importance of the US interest rate trajectory to frontier markets, the issue is complex. We make two observations:

First, some frontier countries exhibit virtually no scope for currency movement. This is the case for oil exporters in the Gulf States region that have longstanding US dollar pegs. Others, such as the small European nations of Estonia, Slovenia, and Lithuania, use the euro, whose exchange rate against the US dollar is determined by conditions in the larger eurozone economies and by Eu-ropean Central Bank policies. It is the frontier countries with low foreign exchange reserves and unfavorable balances of payments that are most vulnerable to rising US rates. In response to the tightening of US monetary policy, such countries may be forced to raise their domestic interest rates to discourage capital outflows and support their currencies.

Second, the frontier universe comprises a very diverse set of countries; the economy of each has its unique drivers, like inflation expectations, FDI and portfolio investment patterns, inbound remittances, and export and trade flows. Such country-specific factors often play a more important role in determining monetary policies and exchange rates than exogenous factors, including the trend of US interest rates.

The effects of rising US rates on frontier markets thus are not generalizable from a regional perspective. They are, however, more clearly discernable on a sector level, especially in Financials. Financial companies are heavily represented in the frontier asset class, constituting around 44% of the Index. Banks’ profitability generally benefits from rising interest rates, as interest income from loans typically rises faster than increases in the cost of deposits due to a portion of current account deposits which are noninterest bearing. In countries with currencies pegged to the US dollar such as Saudi Arabia, the transmission mechanism between US interest rates and local interest rates is direct and immediate, so banks in these countries could stand to benefit from higher US rates. Our Saudi Arabian holding Al Rajhi Bank, the largest Islamic bank by capital in the world, has already seen its net interest margin expand as it has redeployed excess liquidity from Saudi treasury bills into longer-duration government bonds at higher yields.

Companies with leveraged balance sheets, especially those with US dollar-denominated debt and currency mismatches, would be hurt by rising interest rates and would suffer from the cost of servicing such debt when the US dollar strengthens. Because we invest only in companies with modest levels of financial leverage, we believe our portfolio companies are relatively well protected from rising rates.

GEOGRAPHIC EXPOSURE (%) at April 30, 2017
REGION	PORTFOLIO	BENCHMARK[1]
AFRICA	16.8	15.1
ASIA	38.2	38.0
EUROPE	10.6	5.1
GULF STATES	9.4	13.0
LATIN AMERICA	20.0	26.6
MIDDLE EAST	0.3	2.2
DEVELOPED MARKET LISTED[2]	2.9	–
CASH	1.8	–

1MSCI Frontier Emerging Markets Index; 2Includes frontier or small emerging markets companies listed in developed markets.

SECTOR EXPOSURE (%) at April 30, 2017
SECTOR	PORTFOLIO	BENCHMARK[1]
CONSUMER DISCRETIONARY	8.0	1.6
CONSUMER STAPLES	19.6	6.7
ENERGY	6.2	6.3
FINANCIALS	34.8	43.7
HEALTH CARE	4.7	1.3
INDUSTRIALS	2.8	8.8
INFORMATION TECHNOLOGY	1.5	0.5
MATERIALS	11.5	8.0
REAL ESTATE	1.8	9.1
TELECOM SERVICES	7.3	9.7
UTILITIES	0.0	4.3
CASH	1.8	–

1MSCI Frontier Emerging Markets Index.

Corporate Governance in Frontier Markets

In our 2016 annual report, we highlighted regulatory risk as one of the key risks in frontier countries, where legal and regulatory frameworks typically lack the maturity level that characterizes those of more developed markets. Recently we were reminded of another risk that can manifest itself in the frontier universe (although emerging and developed markets are by no means immune): shortfalls in corporate governance.

Brazilian engineering and construction conglomerate Odebrecht is the case in point. Odebrecht, the largest construction firm by revenues in Latin America, was implicated in Brazil’s infamous Lavo Jato (“car wash”) money-laundering investigation in 2014 and banned from public contracts in Brazil for two years. Several senior executives, including the CEO, were imprisoned. In January 2017, the full details of the plea deal between Odebrecht and Brazil’s Supreme Court became public: the firm had paid US$788 million in bribes on over 100 projects in 12 countries in South America and Africa.

The fallout from the scandal has been widespread. A number of governments across Latin America have announced investigations, fines, and, in some cases, outright bans on the construction firm’s operations in their countries. Several projects in Peru, Colombia, and Panama have been suspended or cancelled, hampering infrastructure investment and cement demand throughout the region. Our holdings Cementos Argos and CEMEX LatAm have minor exposure to Odebrecht-affiliated entities in Panama through their involvement in the construction of a second metro line in Panama City. Panama’s government is committed to the project and will re-award it to qualified contractors untouched by the scandal. The metro project should proceed to completion but will face delays as the government undertakes to rebid the contract.

There may also be wider implications for the Latin American banking sector, as banks exposed to entities affiliated with Odebrecht could suffer loan losses and will likely adopt a more cautious stance when lending to infrastructure concessionaires in the future.

We regard management integrity and good corporate governance as essential aspects of operating a sustainably successful enterprise. These qualities can and do have a meaningful impact on long-term shareholder value creation. This is why detailed analysis of corporate governance practices, along with environmental and social issues, is an explicit part of Harding Loevner’s research process and is incorporated into our Quality Assessment framework. We recognize that we are not able to exclude these risks entirely, but we believe we can mitigate them by evaluating Environmental, Social and Governance (ESG) issues upfront and choosing to forgo investment in companies that do not meet our criteria.

Kazakhstan

Since gaining its independence after the break-up of the Soviet Union in 1991, the Central Asian country of Kazakhstan has seen its economy grow tenfold on the foundation of its significant oil reserves and the pragmatic economic policies of its longtime president Nursultan Nazarbayev.

Kazakhstan has faced a challenging economic environment in the past several years due largely to a recession in Russia and an economic slowdown in China (its major trading partners), as well as lower oil prices. The National Bank of Kazakhstan (NBK) has been generally successful in managing monetary policy around these fluctuations. It devalued its currency, the tenge, in early 2014 and officially adopted a floating exchange-rate regime in August 2015, which triggered a sharp fall in the tenge against the US dollar, causing inflation to spike. NBK then aggressively hiked interest rates on tenge deposits to push savers to convert their deposits from dollars to the local currency. These efforts to strengthen public trust in the tenge, promote de-dollarization of the banking system, and combat inflation worked: by the end of 2016, interest rates declined from 17% to 12%, inflation came down, and the tenge stabilized.

The recent rebound in oil prices has brought further relief to Ka-zakhstan. Longer term, the country plans to diversify away from an oil-dependent growth model and pursue structural reforms aimed at reducing the state footprint and increasing the role of the private sector across the economy. The government has already taken steps towards this: in 2014, it embarked on a three-to-five-year stimulus plan to modernize critical infrastructure and promote lending to small- and medium-sized enterprises. It has also announced plans to reform the Samruk-Kazyna sovereign wealth fund, which owns over 40% of the country’s GDP, with the intention of cutting the average ownership in many state-owned enterprises from 70% to 15%. However, privatization initiatives have been delayed as the government waits for further oil-price recovery to maximize values of state-owned assets.

Nostrum Oil & Gas is a Kazakh energy company that focuses on onshore oil and gas exploration and production activities. Nostrum is run by a seasoned management team with deep industry expertise and local knowledge that has successfully navigated Kazakhstan’s evolving political and regulatory climate for over 17 years. Its Chinarevskoye field located in the north of the country near the Russian border places the company close to well-established

TEN LARGEST HOLDINGS at April 30, 2017
COMPANY	SECTOR	COUNTRY	%
SAFARICOM	TELECOM SERVICES	KENYA	3.7
HOA PHAT GROUP	MATERIALS	VIETNAM	3.5
BANCA TRANSILVANIA	FINANCIALS	ROMANIA	3.2
SQUARE PHARMACEUTICALS	HEALTH CARE	BANGLADESH	3.2
CREDICORP	FINANCIALS	PERU	3.0
CEMENTOS ARGOS	MATERIALS	COLOMBIA	2.8
HALYK SAVINGS BANK	FINANCIALS	KAZAKHSTAN	2.7
ALICORP	CONS STAPLES	PERU	2.7
BANCO MACRO	FINANCIALS	ARGENTINA	2.7
COMMERCIAL INTL BANK	FINANCIALS	EGYPT	2.6

export-bound transportation infrastructure. This critical access is one of Nostrum’s key competitive advantages.

Already a relatively low-cost producer due to its fields’ onshore locations and access to transportation infrastructure, Nostrum has further benefited from the tenge devaluation as a significant proportion of its cost base is denominated in local currency, while the majority of the revenue it generates is from export markets in US dollars. Additional cost-saving initiatives are planned for 2017, including the construction of a short pipeline to provide access to the state oil pipeline and reduce crude-oil transportation costs. Nostrum’s low operating costs have enabled the company to generate positive operating cash flow even in a low-oil-price environment.

Nostrum’s balance sheet is leveraged in part due to a US$500 million investment in GTU3, a new gas treatment facility expected to be operational in the second half of 2017. Debt levels should decline as production ramps up and the capital expenditure cycle moderates when GTU3 comes on-stream. GTU3 should allow the company to drill the new oil wells needed to provide sufficient feedstock for its expanded processing capacity and achieve its goal of doubling output over the next few years.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

ANDREW WEST, CFA

PORTFOLIO MANAGER

MOON SURANA, CFA

ASSOCIATE PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

The Global Equity Research Portfolio – Institutional Class gained 9.50% and the Investor Class rose 9.40% (net of fees and expenses) from its inception date of December 19, 2016 through April 30, 2017. The Portfolio’s benchmark, the MSCI All Country World Index (ACWI), gained 11.35% during that period (net of source taxes).

⬛ MARKET REVIEW

Markets had modest gains in the last two months of 2016, in US dollar terms, as investors reacted to the astonishing outcome of the US presidential election, but posted robust returns in the first four months of 2017 as investor optimism returned amidst improving economic data in most regions globally. The MSCI ACWI ended the six months trailing April 30, 2017 with a double-digit increase.

In November, Donald Trump delivered the second major political upset of 2016 by winning the US presidency, dealing prognosticators another black eye after their failure to predict the outcome in June of the UK referendum on European Union membership. An initial plunge in share prices overnight November 8 quickly gave way to a rally in developed markets as investors seized on Trump’s plans to cut US corporate taxes, roll back regulation, and borrow to invest more in infrastructure, relegating their concerns about his trade or foreign policies or his cavalier personal attitude toward contracts (debt repayment obligations in particular) to the background. Expectations for US growth and inflation shifted upward as a result, manifest as a sharp bond sell-off globally, and a stronger US dollar predicated on an accelerated schedule of Federal Reserve interest rate hikes. The Fed duly raised short-term interest rates in December and again in March, validating this trend. The weakness of nearly all currencies against the US dollar accounted for the initial declines in the dollar-based returns of non-US markets.

Markets fared better in early 2017. Encouraged by a strengthening global economy and, perhaps, by diminished odds for the enactment of trade-killing tax measures proposed by President Trump, stocks in emerging markets (EMs) staged a broad rebound from

FUND FACTS at April 30, 2017
TOTAL NET ASSETS		$5.2M
SALES CHARGE		NONE
NUMBER OF HOLDINGS		244
TURNOVER (5 YR. AVG.)		–
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL INVESTORS	INDIVIDUAL INVESTORS
	INSTITUTIONAL CLASS	INVESTOR CLASS
TICKER	HLRGX	HLGNX
CUSIP	412295792	412295818
INCEPTION DATE	12/19/2016	12/19/2016
MINIMUM INVESTMENT[1]	$100,000	$5,000
NET EXPENSE RATIO[2]	0.90%	1.15%
GROSS EXPENSE RATIO	2.96%	8.86%

1Lower minimums available through certain brokerage fIrms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2018.

their previous decline. In China, manufacturing data was better than expected, allaying fears of a severe economic slowdown. The Indian economy was resilient in the face of temporary disruption from the government’s unorthodox currency demonetization program. In South Korea, prospects for accelerated improvement in corporate governance rose when the impeachment of President Park Geun-hye on corruption charges was upheld.

In addition to the US election, the end of 2016 was marked by a persistent value rally in which the least-expensive quintile of stocks outperformed the most-expensive quintile in every major region and in nearly every sector. And, because there is a high degree of overlap between low-quality or slow-growing businesses and companies with lowly priced stocks, the shares of the lowest-quality and slowest-growth businesses also performed better on average than shares of those with superior quality and growth records. This rally was reversed in the first four months of 2017, as style trends in the market favored stocks whose businesses demonstrated strong growth characteristics, while there was little differentiation in returns according to valuation.

⬛ PERFORMANCE ATTRIBUTION

The Global Equity Research Portfolio was launched on December 19, 2016. In the approximately four-month period from inception to April 30, 2017, the Portfolio benefited from strong stock selection in Financials, especially EM banks such as Bank of the Philippine Islands, Garanti Bank of Turkey, and Itau Unibanco of Brazil. Stock selection in Industrials also contributed, where Komatsu of Japan, Roper of the US, and AirTAC of Taiwan were large contributors. Our overweight in the strong-performing Information Technology (IT) sector helped relative returns, although our stock

PERFORMANCE (% TOTAL RETURNS)

	for periods ending March 31, 2017			for periods ending April 30, 2017

	CALENDAR YTD	1 YEAR	SINCE INCEPTION*	CALENDAR YTD	1 YEAR	SINCE INCEPTION*
GLOBAL EQUITY RESEARCH PORTFOLIO - INSTITUTIONAL CLASS	8.03	–	7.60	9.94	–	9.50
MSCI ALL COUNTRY WORLD INDEX	6.91	–	9.64	8.57	–	11.35
GLOBAL EQUITY RESEARCH PORTFOLIO - INVESTOR CLASS	7.93	–	7.50	9.84	–	9.40

*Inception of the Institutional and Investor Class, 12/19/16.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

selection in the sector detracted, especially Qualcomm, IBM, and Amphenol. Stocks in Energy also dragged on relative returns.

Viewed by geography, our strongest stock selection was in Europe outside of the European Monetary Union (EMU), helped particularly by UK stocks including financial adviser Rathbone Brothers, Unilever, and St. James’s Place—as well as Alfa Laval in Sweden and Roche Holding in Switzerland. We also enjoyed good relative performance in Japan (especially Keyence, Start Today, and Kao) and the US (Mead Johnson Nutrition Company and Cerner were standouts). Our overweight in EMs was also beneficial.

Weak stock selection in Canada (Cenovus Energy) and Europe EMU (BMW, Tenaris) and our underweight the latter region detracted.

⬛ PERSPECTIVE AND OUTLOOK

The Global Equity Research Portfolio is one of three Research Portfolios now offered by Harding, Loevner Funds, Inc. The International Equity Research Portfolio was introduced in December 2015. The Global Equity Research Portfolio and our Emerging Markets Research Portfolio were both launched a year later in December 2016. The creation of each of these Portfolios was inspired by our confidence in the experience and skill of our 26 research analysts, the structure of our research process, and the incentives we have in place for our analysts to identify outperforming stocks of high-quality, growing companies.

In the Global Equity Research Portfolio, we seek to own all of the stocks recommended by our analysts that are appropriate for an MSCI ACWI-benchmarked strategy. The Portfolio therefore reflects all of our analysts’ individual perspectives and outlooks about their areas of expertise, rather than having one or two portfolio managers attempt to filter those insights into a more concentrated portfolio. Importantly, despite varying views relevant to security performance, our research team is unified by a common approach to analyzing companies and stocks.

We organize our team of equity analysts primarily by global industry, because understanding industry competitive forces is key to our fundamental research process. We also have regional specialists to cover companies in places like China, Japan, and emerging and frontier markets, where in our experience, local knowledge is especially valuable in generating successful investment ideas. Our analysts have 20 years of industry experience on average, supporting a long-term outlook to our analysis of companies, industries, and global markets. Analysts’ stock-picking skill is key to the Portfolio’s future relative returns. We have observed for more than a decade that our analysts’ stock recommendations tend to be correct more often than they are wrong, and that their successes tend to be larger than their mistakes. Analysts develop their insights via our structured and repeatable research process, and their ideas are then allocated into the Portfolio by the portfolio managers.

The Global Equity Research Portfolio reflects

all of our analysts’ individual perspectives and

outlooks about their areas of expertise, rather

than having one or two portfolio managers

attempt to filter those insights.

Initial Qualification

Analysts’ first task is to qualify companies as high-quality growth companies. Companies are deemed qualified if they possess four key criteria: competitive advantage (strong position in an industry with a favorable structure); financial strength (low debt, access to credit and strong free cash flow); quality management (a successful track record and a clearly articulated strategy); and sustainable growth (in revenues, earnings, and cash flow, with low volatility). To find promising candidates for investigation, analysts review rankings of historical financial results of companies within their industrial or geographic area of responsibility, looking for high returns on assets and equity with low volatility, high profit margins, and low debt. Competitors, suppliers and customers of companies already under coverage, and companies encountered through trade shows, conferences, on-site company visits, and other research travel provide other candidates.

In-Depth Research

Analysts study the qualified companies to gain a full understanding of their business models and to assess their growth potential and risks. Using Harding Loevner’s proprietary Quality Assessment

Framework, each company is scored on ten specific factors related to business quality, growth potential, industry structure, and environmental/social/corporate governance risks. This common analytic framework facilitates collaboration and ensures the consistency of our approach across analysts, industries, and regions. It also serves as a tool for quantifying business risk.

Valuation & Rating

Analysts then prepare long-term financial projections for each company that survives their intensive research. Using a cash-flow-return-on-investment model, they estimate the fair value of the company’s shares and compare it to the market price to assess return potential. At the end of the research process, they establish fundamental “mileposts” for monitoring future business results. Analysts then submit their work to the broader investment team for discussion and comment. Finally, they rate the company best buy, buy, hold, or sell, subsequently maintaining the rating or adjusting when required.

Our professional culture encourages collaboration by requiring continual communication about investment ideas among all members of the research team. At the same time, our firm fosters independent thinking and the development of unique insights by ensuring that actions never require more than a single author and by holding each professional separately accountable for their recommendations and decisions.

The measured performance of analyst ratings relative to appropriate benchmarks represents a substantial portion of an analyst’s annual bonus, and we have been pleased to reward our analysts’ many successes over the years.

Portfolio Construction

Only stocks that have undergone Initial Qualification, In-Depth Research, and Valuation and Rating and have been rated buy or best buy may be considered for investment in the Global Equity Research Portfolio. The Portfolio thus provides direct exposure to all recommended stocks under coverage, and offers investors a

  GEOGRAPHIC EXPOSURE (%) at April 30, 2017

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]
CANADA	1.2	3.1
EMERGING MARKETS	20.7	11.0
EUROPE EMU	7.6	10.6
EUROPE EX-EMU	9.4	10.4
JAPAN	10.0	7.6
MIDDLE EAST	0.9	0.2
PACIFIC EX-JAPAN	2.8	4.1
UNITED STATES	44.5	53.0
FRONTIER MARKETS[2]	1.2	–
CASH	1.7	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

SECTOR EXPOSURE (%) at April 30, 2017

SECTOR	PORTFOLIO	BENCHMARK[1]
CONSUMER DISCRETIONARY	10.1	12.3
CONSUMER STAPLES	12.4	9.5
ENERGY	2.7	6.4
FINANCIALS	17.9	18.3
HEALTH CARE	14.2	11.2
INDUSTRIALS	12.5	10.8
INFORMATION TECHNOLOGY	20.7	16.7
MATERIALS	6.2	5.3
REAL ESTATE	0.6	3.1
TELECOM SERVICES	0.7	3.3
UTILITIES	0.3	3.1
CASH	1.7	–

1MSCI All Country World Index.

different approach to portfolio and risk management within Harding Loevner’s characteristic quality-growth style. The portfolio managers, Andrew West, CFA and Moon Surana, CFA, combine these securities to meet the Portfolio’s risk-control guidelines and objectives of below-market volatility and controlled tracking error over the longer term.

Harding Loevner’s common analytic framework

facilitates collaboration and ensures the

consistency of our approach across analysts,

industries, and regions.

The Portfolio’s risk-control constraints are simple rules that mandate common sense diversification at several levels. We require region and country diversification—for instance, emerging and frontier stocks combined cannot exceed 25% of the Portfolio—and place limits on weights in specific countries. We also mandate that no economic sector can represent more than 25% of the model portfolio, no industry more than 15%, and no single stock more than 5%. To achieve the goal of reducing portfolio risks, the portfolio managers employ a multifactor global risk model and an optimization algorithm to determine position sizes that fall within the aforementioned constraints. The risk model incorporates global company, market, industry, style, and statistical factors data going back many years. The portfolio managers review the position weights that the optimizer suggests; evaluate the resulting impacts on risk constraints, other Portfolio characteristics, and trading costs; and may revise the optimization settings further. Thus the portfolio managers use the optimization output to inform trades expected to provide favorable risk/return characteristics for the Portfolio, while reflecting our analysts’ stock-specific views.

⬛ PORTFOLIO HIGHLIGHTS

At the sector level, the Portfolio’s largest underweight relative to the benchmark is Energy, where we own 10 companies, most with low end weights (less than 0.3%), due to the risk characteristics of many stocks within the sector. We are also underweight Utilities, Telecom Services, Real Estate, and Consumer Discretionary. The underweights in Telecom Services and Utilities reflect our analysts’ determination that few companies within these sectors meet our four key criteria required for investment. Telecom Services broadly faces slower growth, rising competition, and margin pressure, and Utilities is limited by heavy regulation.

The Portfolio’s largest relative overweights are to IT, Health Care, and Consumer Staples. These sectors tend to have an abundance of faster-growing, higher-quality companies operating in industries with favorable competitive environments whose stocks our analysts believe are priced to outperform. Analyst-favored Health Care stocks include UK prescription-medication developer Shire, Chinese pharmaceutical company Jiangsu Hengrui Medicine, Indian generic-drug manufacturer Sun Pharmaceutical Industries, and French eyeglass-lenses manufacturer Essilor International.

By region our largest overweight is in EMs, where our analysts find a number of quality-growth companies, especially Financials, Consumer Staples, and Consumer Discretionary businesses. Our risk models suggest EM stocks provide meaningful diversification benefits in the context of the overall portfolio. Our largest EM weights are in China, India, Philippines, and Taiwan.

Japanese stocks tend to march to the beat of

their own drum, providing diversification

benefits to an international portfolio.

The Portfolio also has an above-benchmark weight in Japan. Our analysts have identified 23 Japanese stocks that they expect to outperform. Japanese stocks tend to march to the beat of their own drum, providing diversification benefits to an international portfolio. One example is M3, a Japanese health care IT company that uses an alternative internet-based e-detailing model to address inefficiencies in the traditional prescription-drug marketing model. The company offers online information specific to physicians’ therapeutic specialties, including all relevant research reports and clinical trial data. Pharmaceutical companies pay M3 to place information regarding their relevant products alongside the broader medical data and research. We are not sure how soon the health care industry as a whole will pursue more aggressive cost reductions, but M3 will act as one of the enablers.

The US is our largest absolute weight—about 65 stocks that make up over 44% of the Portfolio—although we are significantly underweight the US relative to the MSCI ACWI. Our largest US positions at the end of April include Apple, Roper, and Alphabet.

We are also underweight in the eurozone. Our analysts currently favor only three French stocks (Air Liquide, Essilor International, and Dassault Systèmes). In contrast, our analysts find many more attractive companies in Germany, where 11 stocks are recommended, and our portfolio is slightly above the Index weight.

TEN LARGEST HOLDINGS at April 30, 2017

COMPANY	SECTOR	COUNTRY	%
APPLE	INFO TECHNOLOGY	UNITED STATES	1.2
ROPER	INDUSTRIALS	UNITED STATES	1.1
ALPHABET	INFO TECHNOLOGY	UNITED STATES	1.1
MCDONALD’S	CONS DISCRETIONARY	UNITED STATES	1.0
HENRY SCHEIN	HEALTH CARE	UNITED STATES	1.0
FISERV	INFO TECHNOLOGY	UNITED STATES	1.0
DEERE	INDUSTRIALS	UNITED STATES	1.0
CHURCH & DWIGHT	CONS STAPLES	UNITED STATES	1.0
DISNEY	CONS DISCRETIONARY	UNITED STATES	1.0
ESTEE LAUDER	CONS STAPLES	UNITED STATES	1.0

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

ANDREW WEST, CFA

PORTFOLIO MANAGER

MOON SURANA, CFA

ASSOCIATE PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

The International Equity Research Portfolio – Institutional Class gained 9.86% and the Investor Class rose 9.79% (net of fees and expenses) in the six-month period ended April 30, 2017. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, gained 10.38% (net of source taxes).

⬛ MARKET REVIEW

Non-US markets fell in the last two months of 2016, in US dollar terms, as investors reacted to the astonishing outcome of the US presidential election, but posted robust returns in the first four months of 2017 as investor optimism returned amidst improving economic data in most regions globally. The MSCI All Country World ex-US Index ended the six months trailing April 30, 2017 with a net increase.

In November, Donald Trump delivered the second major political upset of 2016 by winning the US presidency, dealing prognosticators another black eye after their failure to predict the outcome in June of the UK referendum on European Union membership. An initial plunge in share prices overnight November 8 quickly gave way to a rally in developed markets as investors seized on Trump’s plans to cut US corporate taxes, roll back regulation, and borrow to invest more in infrastructure, relegating their concerns about his trade or foreign policies or his cavalier personal attitude toward contracts (debt repayment obligations in particular) to the background. Expectations for US growth and inflation shifted upward as a result, manifest as a sharp bond sell-off globally, and a stronger US dollar predicated on an accelerated schedule of Federal Reserve interest rate hikes. The Fed duly raised short-term interest rates in December and again in March, validating this trend. The weakness of nearly all currencies against the US dollar accounted for the initial declines in the dollar-based returns of non-US markets.

Markets fared better in early 2017. Encouraged by a strengthening global economy and, perhaps, by diminished odds for the enactment of trade-killing tax measures proposed by President Trump, stocks in emerging markets (EMs) staged a broad re-

FUND FACTS at April 30, 2017
TOTAL NET ASSETS			$9.2M
SALES CHARGE			NONE
NUMBER OF HOLDINGS			183
TURNOVER (5 YR. AVG.)			-
REDEMPTION FEE			2% FIRST 90 DAYS
DIVIDEND POLICY			ANNUAL
	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS
	INSTL CLASS	INSTL CLASS Z	INVESTOR CLASS
TICKER	HLIRX	HLMZX	HLINX
CUSIP	412295826	412295743	412295834
INCEPTION DATE	12/17/2015	-	12/17/2015
MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000
NET EXPENSE RATIO[2]	0.90%	0.90%	1.15%
GROSS EXPENSE RATIO	3.54%	1.88%	10.91%

1Lower minimums available through certain brokerage 2Shown net of Harding Loevner’s contractual agreement through February 28, 2018.

bound from their previous decline. In China, manufacturing data was better than expected, allaying fears of a severe economic slowdown. The Indian economy was resilient in the face of temporary disruption from the government’s unorthodox currency demonetization program. In South Korea, prospects for accelerated improvement in corporate governance rose when the impeachment of President Park Geun-hye on corruption charges was upheld.

In addition to the US election, the end of 2016 was marked by a persistent value rally in which the least-expensive quintile of stocks outperformed the most-expensive quintile in every major region and in nearly every sector. And, because there is a high degree of overlap between low-quality or slow-growing businesses and companies with lowly priced stocks, the shares of the lowest-quality and slowest-growth businesses also performed better on average than shares of those with superior quality and growth records. This rally was reversed in the first four months of 2017, as style trends in the market favored stocks whose businesses demonstrated strong growth characteristics, while there was little differentiation in returns according to valuation.

⬛ PERFORMANCE ATTRIBUTION

The value shift in the first two months of the period was a head-wind for our style and the Portfolio underperformed. The value rally reversed starting in 2017 and the Portfolio recovered some ground but still modestly underperformed. Our overweight in the strong-performing Information Technology (IT) sector and underweights in the lagging Telecom Services, Utilities, and Energy sectors helped relative returns, offsetting poor stock selection in Financials. Weak holdings in Materials and our modest cash exposure also dragged on relative returns.

PERFORMANCE (% TOTAL RETURNS)

	for periods ending March 31, 2017		for periods ending April 30, 2017
	1 YEAR	SINCE INCEPTION*	1 YEAR	SINCE INCEPTION*
INTL EQUITY RESEARCH PORTFOLIO - INSTITUTIONAL CLASS	15.40	14.19	16.03	15.58
MSCI ALL COUNTRY WORLD EX-US INDEX	13.13	10.32	12.59	11.38
INTL EQUITY RESEARCH PORTFOLIO - INVESTOR CLASS	15.22	13.97	15.75	15.31

*Inception of the Institutional and Investor Class, 12/17/15.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com. Performance data shown does not reject the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

While Financials in the benchmark rose nearly 15%, our positions rose less than 13%, mostly due to Suruga Bank of Japan and due to our significant exposure to underperforming EM-exposed companies such as Banorte of Mexico, Garanti Bank of Turkey, Commercial International Bank of Egypt, insurer AIA Group of Hong Kong, and Aberdeen Asset Management of the UK. Our positions in other Financials rose significantly—including Banco Santander of Spain, Allianz of Germany, Sberbank of Russia, Rathbone Brothers and St. James’s Place of the UK—but we didn’t own enough of such positions to keep up with the sector benchmark.

Our strongest stock selection was in Health Care, thanks to blood-plasma processor Grifols and crop-chemicals and pharmaceutical company Bayer. Relative returns were also helped by outperforming stocks in IT, particularly ASM Pacific Technology, Check Point Software Technologies, and ASML.

Viewed by geography, our strongest stock selection was in Europe outside the European Monetary Union (EMU), helped particularly by UK stocks including BBA Aviation, electric-actuator maker Rotork, and financial adviser Rathbone Brothers—as well as Alfa Laval in Sweden and Temenos in Switzerland. We also enjoyed good relative performance in Europe EMU and the Middle East. However, our stocks in Japan, as well as our overweight to this underperforming market, significantly detracted from performance. Our growth-oriented stocks there underperformed during the value rally from November to the end of 2016. Sugura Bank, SMC Corporation, Rinnai Corporation, Daito Trust, and Park24 were among the weakest performers.

⬛ PERSPECTIVE AND OUTLOOK

In the immediate aftermath of the US presidential election, we held, amongst ourselves, widely diverging views about the investment implications of the result. Fortunately, in our investment system, consensus is neither required nor sought. As it turned out, subsequent events would have dashed whichever consensus we might have hammered out. Had we sided with the optimists, who focused on prospective infrastructure investment and tax reforms, we would have had to postpone our hopes, given the Trump administration’s fumbling efforts to make headway toward anything requiring Congressional action. Had we sided with the pessimists, who feared harm to international trade, curtailed private-sector capital investment, and rising inflation, we would have had to eat crow when confronted with the rebound of EMs and the general strength of economic data and earnings reports. Pessimists also did not expect the renewed surge in stocks of the fastest-growing companies, which required optimism about the duration of their rapid growth as well as about the rate at which to discount their future profits back into the present.

Our response to the election was limited, and bottom up in nature. Our analysts continued to determine which companies could be relied up to deliver profitable growth and worried about what we were being asked to pay for those companies. If all we did in the wake of the election was avoid the temptation to let our emotions, whether happiness or dismay, sway our investment decisions, it nonetheless feels today like a victory for process and discipline. Rather than focusing on unreliable political or economic predictions, our research process guides us to discover longer-term insights and more-dutable trends. Our analyst Patrick Todd, CFA discusses the long-term profitability of Health Care companies in the face of political uncertainty:

The Health Care sector is exposed to government involvement in two ways, as viewed through the lens of Michael Porter’s Five Forces model. Governments, through agencies like the Food and Drug Administration and the European Medicines Agency, are suppliers—of regulations, in the form of product specifications and approvals, and of rules regarding the standard of care that must be offered. In many countries, the government, through social insurance plans, is also a large buyer, exerting its outsized power to negotiate prices and to determine what it will not pay for at all.

A live example of government involvement is the American Health Care Act (AHCA), President Trump’s proposed replacement for Obamacare. Although the future of the AHCA is unclear, we expect some version of the legislation to pass while Republicans control both houses. The Congressional Budget Office has estimated that, while AHCA in its initial form would reduce federal deficits by US$337 billion over the next ten years, the number of insured people relative to current law would decrease by 24 million by 2026. A decline in insurance coverage of this magnitude would have two effects. First, hospital finances would be pressured as admissions decrease and bad debt levels increase due to more unpaid emergency-room patients. Second, insurers would lose volume, particularly those exposed to state-run Medicaid programs. Longer term, this pressure would be passed through to other parts of the health care value chain, including medical-equipment manufacturers, service providers, and even pharmaceutical companies, especially those competing in more commoditized therapeutic categories.

Given these potential headwinds, why does our portfolio have such a material overweight in Health Care? We believe that demographics and prosperity are powerful forces driving increased health care consumption globally. In developed markets, aging populations will spend more to combat cancer and lifestyle diseases like atherosclerosis and diabetes. And in EMs, as income and wealth rises, consumers will increase spending on basic health care needs. We have already seen this in action: China’s health care consumption has grown at an annual rate of 16% since 2008 according to the country’s National Health and Family Planning Commission.

Whether a material overhaul to the US health care system occurs or not, we are always looking for growth companies that, if the need arose, would be able to offset negative government pressure, through innovation or through consolidation and scale. Conversely, we seek to avoid companies that operate in more commoditized therapeutic areas, or where government involvement could smother their ability to grow profitably.

Roche Holding, the global leader in oncology, is an example of an innovative company that spends heavily on research and development to create differentiated drugs that are able to command price premiums. Recent Roche pipeline successes include Ocrevus for multiple sclerosis and Perjeta for HER2-positive breast cancer, both of which have multi-billion dollar sales potential.

Grifols and Shire, the two leading blood-plasma processors, are examples of companies that compete in a disciplined and consolidated industry with high entry barriers. Rather than

GEOGRAPHIC EXPOSURE (%) at April 30, 2017

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]
CANADA	1.9	6.6
EMERGING MARKETS	26.3	23.5
EUROPE EMU	19.0	22.5
EUROPE EX-EMU	22.7	22.2
JAPAN	20.5	16.1
MIDDLE EAST	1.0	0.5
PACIFIC EX-JAPAN	5.6	8.6
FRONTIER MARKETS[2]	1.4	–
CASH	1.6	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index.

SECTOR EXPOSURE (%) at April 30, 2017

SECTOR	PORTFOLIO	BENCHMARK[1]
CONSUMER DISCRETIONARY	12.2	11.4
CONSUMER STAPLES	13.6	9.9
ENERGY	3.1	6.6
FINANCIALS	17.8	23.3
HEALTH CARE	14.4	8.1
INDUSTRIALS	14.5	12.0
INFORMATION TECHNOLOGY	15.0	10.1
MATERIALS	4.6	7.9
REAL ESTATE	1.6	3.2
TELECOM SERVICES	1.2	4.4
UTILITIES	0.4	3.1
CASH	1.6	–

1MSCI All Country World ex-US Index.

fighting each other with price, these companies focus on manufacturing efficiencies and economies of scale to deter new entrants, allowing them to maintain high margins in the face of the federal government’s otherwise strong bargaining position. Additionally, many of the products produced from plasma are for rare diseases with few treatment alternatives.

Despite the short-term risks of changes in the degree of government involvement in US health care, we believe demographics will continue to be a durable tailwind for health care consumption. We believe the companies in our Portfolio may stand to benefit from these long-term trends and, in our view, remain rather insulated from government-related risks in health care.

Following our process, our portfolio managers make no portfolio decisions top down, based on political predictions. It is not the case that our research team does not think about politics. Rather, our analysts tend to think about politics in terms of potential policy changes that could threaten the profitability of the individual companies they cover. However, heightened political risk can eventually manifest in higher observed market volatility, which may influence country weightings in the portfolio via our portfolio-level risk-management decisions.

Many of our analysts currently do see more sources of risk than usual in the world. The UK’s intention to leave the European Union, induced by politics, seems highly risky to us. The risk of policy missteps by the Trump administration seems high, particularly in the sphere of trade. Military-conflict risks also seem high, with the potential for tensions on the Korean peninsula to spin out of control sitting at the top of our list of worries. In general, these risks, although elevated, are best defended against by portfolio diversification and by choosing to invest in the most-resilient companies.

Given the indicators of improving economic growth around the world that could foster expanding corporate profit growth more generally, greater optimism may well be warranted. Over the remainder of the year, we expect to wrestle repeatedly with the question of whether the last eight years’ “long, hard slog” of recovery from the global financial crisis is at last reaching its end.

⬛ PORTFOLIO STRUCTURE

The Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. During the six months, changes in these recommendations, both upgrades and downgrades, resulted in some changes in sector weightings, including a reduction in Consumer Discretionary and an increase in Consumer Staples. We also narrowed our overweight to Japan.

A major allocation shift in the past six months involved the Consumer Staples sector; the Portfolio went from two percentage points below the benchmark weight in this sector at the start of this period to almost four percentage points above at the end of April. This shift was a product of a rising number of analyst upgrades versus downgrades. At the end of October, analysts recommended only 21 Consumer Staples stocks, in some cases withholding buy recommendations due to valuation concerns. By the end of April, we owned 31 analyst recommendations—some being new ideas and some being upgrades resulting from more attractive valuations partly due to the late-2016 underperformance of the sector.

We made four additions to the Portfolio’s Health Care holdings: UK prescription-medication developer Shire, Chinese pharmaceutical company Jiangsu Hengrui Medicine, Indian generic-drug manufacturer Sun Pharmaceutical Industries, French eyeglass-lenses manufacturer Essilor International.

The Portfolio also increased its overweight in IT, which represents 15% of the Portfolio and 10% of the benchmark. We began November with 19 IT holdings and ended April with 26. We added new positions in Chinese social-media firm Weibo, Argentine digital-media consultant Globant, Swedish precision-measurement-technology firm Hexagon, Indian IT-consulting company Infosys, Chinese internet-search provider Baidu, Chinese optical-component maker Sunny Optical, and German semiconductor manufacturer Infineon Technologies.

Our underweight in Energy increased as we sold Imperial Oil and Royal Vopak due to analyst downgrades after higher oil prices in 2016 led to stock-price rebounds.

Though we remain meaningfully underweight in Financials, representing 18% of our Portfolio and 23% of the benchmark, it is our largest absolute sector weight. In the past six months, we added four new banks to the Portfolio: ICICI Bank in India, Security Bank of the Philippines, Oversea-Chinese Banking Corp of Singapore, and Grupo Financiero Santander of Mexico. We sold seven stocks in the sector, including the EM companies GRUH Finance of India, Qatar National Bank, and Turkish life insurer Anadolu Hayat. We also sold Brazilian securities depository Cetip after its shares rose on the news it was to be acquired by Brazil’s BM&F Bovespa, operator of the country’s only stock exchange. The analyst subsequently issued a buy recommendation on BM&F

TEN LARGEST HOLDINGS at April 30, 2017

COMPANY	SECTOR	COUNTRY	%

GRIFOLS	HEALTH CARE	SPAIN	1.1

BAYER	HEALTH CARE	GERMANY	1.1

BANCO SANTANDER	FINANCIALS	SPAIN	1.1

KAO	CONS STAPLES	JAPAN	1.1

ASSA ABLOY	INDUSTRIALS	SWEDEN	1.1

TEMENOS	INFO TECHNOLOGY	SWITZERLAND	1.1

RICHEMONT	CONS DISCRETIONARY	SWITZERLAND	1.1

HEXAGON	INFO TECHNOLOGY	SWEDEN	1.1

MISUMI GROUP	INDUSTRIALS	JAPAN	1.0

ADIDAS	CONS DISCRETIONARY	GERMANY	1.0

and we purchased the stock. BM&F is highly profitable and cash generative and should grow faster than the general economy alongside Brazil’s increasing financial development.

Analysts also recommended exiting from European financial companies Svenska Handelsbanken and Jardine Lloyd Thompson after recent share gains. Furthermore, we sold Scotland’s Aberdeen Asset Management following the announcement of its plan to merge with the UK’s Standard Life, an insurer-turned-asset management company that does not meet our criteria for returns, financial strength, or growth.

We also reduced our weight in Consumer Discretionary. According to our analysts, South Korean home-furnishings provider Hanssem, Indian automaker Maruti Suzuki, Japanese online retailer Start Today, and Macau gaming company Sands China each rose to prices that no longer supported expectations of outperformance.

By region, we are most overweight in Japan and EMs. Our underweights are in Canada, Europe EMU, and Pacific ex-Japan. Our team continues to find numerous high-quality, growing companies in EMs. During this period, after researching companies and ensuring operational risks were acceptable, we began investing in Harding Loevner’s first China A-share investments: liquor producer Kweichow Moutai and pharmaceutical company Jiangsu Hengrui Medicine.

Our overweight in Japan diminished in the past six months, with analyst downgrades and resulting sales of SMC Corp, Fast Retailing, Start Today, and Shimano offsetting the upgrade and purchase of Kao, reducing our number of Japanese holdings from 29 to 24.

As we executed these Portfolio changes in response to analyst recommendations, we adjusted individual position weights to maintain our desired risk profile of moderately lower expected volatility in comparison to the Index and restrained tracking error.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

PORTFOLIO MANAGEMENT TEAM

ANDREW WEST, CFA

PORTFOLIO MANAGER

MOON SURANA, CFA

ASSOCIATE PORTFOLIO MANAGER

⬛ PERFORMANCE SUMMARY

The Emerging Markets Research Portfolio was launched on December 19, 2016. From inception to April 30, 2017, the Institutional Class gained 14.70% and the Investor Class rose 14.60% (net of fees and expenses). The Portfolio’s benchmark, the MSCI Emerging + Frontier Markets Index, gained 15.55% (net of source taxes) in this period.

⬛ MARKET REVIEW

The victory of Donald Trump in the US presidential election confounded all expectations and was a major influence on asset-market returns in the trailing six months. The prospect of a more cavalier fiscal discipline in the US struck inflationary sparks, reflected in global bond markets where yields rose in unison around the world. Developed equity markets globally largely shrugged off the risks of “Trumponomics,” buoyed by the positive impact that prospectively higher interest rates would have on banking profits and the benefits for business generally of potentially lower corporate taxes and less-suffocating regulation. By contrast, emerging markets (EMs) initially suffered a sharp reversal, as investors suddenly grew concerned about a protectionist trade policy that could slow the growth in global trade and the potential for further rises in global interest rates.

EMs snapped back starting in January 2017, however. The global economy was supportive, particularly the growing signs of economic expansion in Europe, which should provide more demand for EM exports. Fears of looming protectionism and its consequences for EM exports were also tempered as it became clear that Trump’s most menacing proposals in relation to trade policy will at least face pushback, delays, and dilution in the legislative process, and may well never see enactment. While EM currencies posted sharp losses in November 2016, they subsequently recovered despite the US Federal Reserve’s interest rate increase in March 2017, only the third hike since the 2008 financial crisis. Currencies were thus only a small detractor to US dollar returns in the trailing six months. Trumpian challenges may still lie ahead for EMs that have benefited the most from globalization, but the

FUND FACTS at April 30, 2017
TOTAL NET ASSETS		$5.7M
SALES CHARGE		NONE
NUMBER OF HOLDINGS		114
TURNOVER (5 YR. AVG.)		–
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL INVESTORS	INDIVIDUAL INVESTORS
	INSTITUTIONAL CLASS	INVESTOR CLASS
TICKER	HLREX	HLENX
CUSIP	412295776	412295784
INCEPTION DATE	12/19/2016	12/19/2016
MINIMUM INVESTMENT[1]	$100,000	$5,000
NET EXPENSE RATIO[2]	1.30%	1.55%
GROSS EXPENSE RATIO	3.57%	9.26%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2018.

currency movements this period suggested the impending doom predicted in late 2016 may have been overwritten by increasingly solid economic fundamentals.

Information Technology (IT), Materials, and Financials were the strongest performers in the Index. Generally strong annual reports from IT companies reaffirmed the powerful growth trend for social media and mobile internet-related services, leading to widespread upward revisions to earnings estimates for the sector. The outperformance by Materials can largely be ascribed to the continued resilience of China. Market participants appeared to have been persuaded that the probability of a lethal slump in its economy, at least in the immediate future, had diminished.

Anticipated pro-growth policies from the new US administration and greater confidence toward EMs saw relatively defensive sectors lag, such as Health Care, Consumer Staples, and Utilities. Profits for the generic-drug companies, which dominate the Health Care sector in EMs, continued to be troubled by heightened regulatory scrutiny over pricing (already under pressure through buyer consolidation) and a demand for improvements in production standards.

Emerging Europe (led by Poland and Russia) and Asia had the best performance among regions. Returns in Russia were helped by the ruble’s 11% appreciation against the US dollar as the economy and prospects for better US relations improved.

Asia saw heady returns from the four Index heavyweights China, South Korea, Taiwan, and India. China’s growth engine continued to fire, and markets in North Asia generally were spurred by a blend of stronger external demand from key export markets such as Europe, glimmers of a revival in Asia’s regional trade, and

  PERFORMANCE (% TOTAL RETURNS)

	for periods ending March 31, 2017			for periods ending April 30, 2017
	CALENDAR YTD	1 YEAR	SINCE INCEPTION*	CALENDAR YTD	1 YEAR	SINCE INCEPTION*

EMERGING MARKETS RESEARCH PORTFOLIO - INSTL CLASS	11.09	–	12.20	13.56	–	14.70

MSCI EMERGING + FRONTIER MARKETS INDEX	11.37	–	13.11	13.78	–	15.55

EMERGING MARKETS RESEARCH PORTFOLIO - INVESTOR CLASS	10.99	–	12.10	13.47	–	14.60

*Inception of the Institutional and Investor Class, 12/19/16.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

positive expectations for Asian corporate earnings growth in 2017. In India, Prime Minister Narendra Modi’s demonetization program in November 2016 caused a short-term dislocation in the financial results for companies across most sectors. However, his administration’s strong showing in March legislative elections in Uttar Pradesh, the nation’s most populous state, strengthened Modi’s mandate to continue carrying out economic reform and infrastructure investment.

Latin America underperformed, with Mexico’s stock market and the peso down sharply early in the period on concerns about the impact of the US election results on trade. The market later recovered but still lagged the Index this period. Brazil’s economy continued to contract at the end of 2016 and unemployment has soared, while President Michael Temer’s administration has faced corruption allegations and public resistance to some of its toughest budget-reform initiatives.

⬛ PERFORMANCE ATTRIBUTION

In the approximately four-month period from inception to April 30, 2017, the Emerging Markets Research Portfolio benefited from strong stock selection in Financials, especially Grupo Financiero Galacia of Argentina and HDFC Corp of India. Stock selection in Consumer Staples (Chinese liquor producer Kweichow Moutai), Industrials (AirTAC in Taiwan and Haitian in China), and Health Care (China’s Jiangsu Hengrui Medicine) also contributed. Our stock selection in the IT sector hurt relative returns, especially Taiwan’s Advantech and Delta Electronics, South Korea’s NAVER, and India’s Infosys. Our underweight to the Index in this strong-performing sector also detracted. Stocks in Energy (Russia’s Lukoil and Novatek) and Real Estate further dragged on relative returns.

Viewed by geography, we enjoyed strong stock selection within emerging Asia, where good returns in Taiwan and China overcame lagging holdings in South Korea. Taiwan’s LARGAN Precision has seen flourishing demand for its high-spec lenses as high-end smartphone makers accelerated their roll out of dual-camera features. China’s leading online social media and gaming platform Tencent also had strong returns. Our weight in stocks listed in Argentina was also a significant contributor, while our overweights to United Arab Emirates and Russia detracted.

⬛ PERSPECTIVE AND OUTLOOK

The Emerging Markets Research Portfolio is one of three Research Portfolios now offered by Harding, Loevner Funds, Inc. The International Equity Research Portfolio was introduced in December 2015. The Emerging Markets Research Portfolio and Global Equity Research Portfolio were both launched a year later in December 2016. The creation of each of these Portfolios was inspired by our confidence in the experience and skill of our 26 research analysts, the structure of our research process, and the incentives we have in place for our analysts to identify outperforming stocks of high-quality, growing companies.

In the Emerging Markets Research Portfolio, we seek to own all of the investable stocks recommended by our analysts listed in either EMs or frontier markets. The benchmark for the Portfolio is the MSCI Emerging + Frontier Markets (EFM) Index to reflect the large number of companies from both emerging and frontier markets included in the opportunity set. The Portfolio therefore reflects all of our analysts’ individual perspectives and outlooks about their areas of expertise, rather than having one or two portfolio managers attempt to filter those insights into a more concentrated portfolio. Importantly, despite varying views relevant to security performance, our research team is unified by a common approach to analyzing companies and stocks.

We organize our team of equity analysts primarily by global industry, because understanding industry competitive forces is key to our fundamental research process. We also have regional specialists to cover companies in places like China, and emerging and frontier markets, where in our experience, local knowledge is especially valuable in generating successful investment ideas. Our analysts have 20 years of industry experience on average, supporting a long-term outlook to our analysis of companies, industries, and global markets. Analysts’ stock-picking skill is key to the Portfolio’s future relative returns. We have observed for more than a decade that our analysts’ stock recommendations tend to be correct more often than they are wrong and that their successes tend to be larger than their mistakes. Analysts develop their insights via our structured and repeatable research process, and their ideas are then allocated into the Portfolio by the portfolio managers.

Initial Qualification

Analysts’ first task is to qualify companies as high-quality growth companies. Companies are deemed qualified if they possess four key criteria: competitive advantage (strong position in an industry with a favorable structure); financial strength (low debt, access to credit and strong free cash flow); quality management (a successful track record and a clearly articulated strategy); and sustainable growth (in revenues, earnings, and cash flow, with low volatility). To find promising candidates for investigation, analysts review rankings of historical financial results of companies within their industrial or geographic area of responsibility, looking for high returns on assets and equity with low volatility, high profit margins, and low debt. Competitors, suppliers and customers of companies already under coverage, and companies encountered through trade shows, conferences, on-site company visits, and other research travel provide other candidates.

In-Depth Research

Analysts study the qualified companies to gain a full understanding of their business models and to assess their growth potential and risks. Using Harding Loevner’s proprietary Quality Assessment Framework, each company is scored on ten specific factors related to business quality, growth potential, industry structure, and environmental/social/corporate governance risks. This common analytic framework facilitates collaboration and ensures the consistency of our approach across analysts, industries, and regions. It also serves as a tool for quantifying business risk.

Valuation & Rating

Analysts then prepare long-term financial projections for each company that survives their intensive research. Using a cash-flow-return-on-investment model, they estimate the fair value of the company’s shares and compare it to the market price to assess

GEOGRAPHIC EXPOSURE (%) at April 30, 2017

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]

BRAZIL	4.4	7.3

CHINA	23.8	26.4

INDIA	12.1	8.6

MEXICO	6.7	3.5

RUSSIA	5.2	3.6

SOUTH AFRICA	4.9	6.7

SOUTH KOREA	5.7	14.6

TAIWAN	7.3	12.0

SMALL EMERGING MARKETS[2]	19.3	14.9

FRONTIER MARKETS	8.0	2.4

DEVELOPED MARKET LISTED[3]	1.1	–

CASH	1.5	–

1MSCI Emerging + Frontier Markets Index; 2Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 3Includes emerging markets or frontier markets companies listed in developed markets.

SECTOR EXPOSURE (%) at April 30, 2017

SECTOR	PORTFOLIO	BENCHMARK[1]

CONSUMER DISCRETIONARY	13.3	10.3

CONSUMER STAPLES	16.9	7.0

ENERGY	4.9	7.2

FINANCIALS	26.5	24.5

HEALTH CARE	7.3	2.3

INDUSTRIALS	6.8	5.8

INFORMATION TECHNOLOGY	14.5	24.5

MATERIALS	2.0	7.3

REAL ESTATE	1.9	2.6

TELECOM SERVICES	3.4	5.7

UTILITIES	1.0	2.8

CASH	1.5	–

1MSCI Emerging + Frontier Markets Index.

return potential. At the end of the research process, they establish fundamental “mileposts” for monitoring future business results. Analysts then submit their work to the broader investment team for discussion and comment. Finally, they rate the company best buy, buy, hold, or sell, subsequently maintaining the rating or adjusting when required.

Our professional culture encourages collaboration by requiring continual communication about investment ideas among all members of the research team. At the same time, our firm fosters independent thinking and the development of unique insights by ensuring that actions never require more than a single author and by holding each professional separately accountable for his or her recommendations and decisions.

The measured performance of analyst ratings relative to appropriate benchmarks represents a substantial portion of an analyst’s annual bonus, and we have been pleased to reward our analysts’ many successes over the years.

Portfolio Construction

Only stocks that have undergone Initial Qualification, In-Depth Research, and Valuation and Rating and have been rated buy or best buy may be considered for investment in the Emerging Markets Research Portfolio. The Portfolio thus provides direct exposure to all recommended stocks under coverage, and offers investors a different approach to portfolio and risk management within Harding Loevner’s characteristic quality-growth style. The portfolio managers, Andrew West, CFA and Moon Surana, CFA, combine these securities to meet the Portfolio’s risk-control guidelines and objectives of below-market volatility and controlled tracking error over the longer term.

The Portfolio’s risk-control constraints are simple rules that mandate common sense diversification at several levels. We require country diversification that varies based on the size of the market—for instance, Brazil and China each may not exceed 25% of the Portfolio, Russia and India each may not exceed 20%, and Thailand may not exceed 10%. In addition, the total weight in frontier markets may not exceed 20%. We also mandate that no economic sector can represent more than 25% of the model portfolio (except Financials, which are limited to 30%), no industry more than 20% (except banks, which have a 25% limit), and no single stock more than 5% of the portfolio. To achieve the goal of reducing portfolio risks, the portfolio managers employ a multifactor global risk model and an optimization algorithm to determine position sizes that fall within the aforementioned constraints. The risk model incorporates global company, market, industry, style, and statistical factors data going back many years. The portfolio managers review the position weights that the optimizer suggests; evaluate the resulting impacts on risk constraints, other Portfolio characteristics, and trading costs; and may revise the optimization settings further. Thus the portfolio managers use the optimization output to inform trades expected to provide favorable risk/ return characteristics for the Portfolio, while reflecting our analysts’ stock-specific views.

⬛ PORTFOLIO HIGHLIGHTS

At the sector level, the Portfolio’s largest overweights versus the Index are Consumer Staples and Health Care. These sectors tend to have an abundance of faster-growing, higher-quality EM companies operating in industries with favorable competitive environments. Stocks that our analysts favor in Consumer Staples include food and drink manufacturer Tingyi Holding of China as well as the Indian companies ITC (consumer goods), Dabur India (household products), and Hindustan Unilever (consumer products). Analyst-recommended Health Care stocks include Chinese pharmaceutical company Jiangsu Hengrui Medicine, Indian generic-drug manufacturer Sun Pharmaceutical Industries, and Hungarian pharmaceutical company Gedeon Richter.

The Portfolio’s largest sector underweights are IT and Materials. IT is tied with Financials as the largest sector in the Index—each represent nearly 25% of the benchmark. In IT, we have 12 holdings, including the Chinese gaming giant Tencent, South Korea’s Samsung Electronics, and Taiwan’s Delta Electronics (a manufacturer of power-supply systems). These 12 holdings represent about 10% of our portfolio names, and about 15% of our portfolio weight. In the benchmark, IT stocks represent about 8% of the benchmark names but nearly a quarter of the weight, with some of these largest companies representing very large weights in the index. In Financials we have 31 holdings (and are still modestly underweight the benchmark). Materials, where we hold only 3 companies, has not been particularly fertile ground for finding quality-growth companies that analysts wish to recommend. We are also underweight Telecom Services and Utilities as our analysts have determined that few companies within these sectors meet our four key criteria required for investment. Telecom Services broadly faces slower growth, rising competition, and margin pressure, and Utilities is limited by heavy regulation.

By region, our largest country weight on an absolute basis is China, with 21 companies comprising 24% of the Portfolio (less than the benchmark’s 26% China weight). We hold less than

  TEN LARGEST HOLDINGS at April 30, 2017

COMPANY	SECTOR	COUNTRY	%

FUYAO GLASS	CONS DISCRETIONARY	CHINA	2.3

BANK CENTRAL ASIA	FINANCIALS	INDONESIA	2.1

JIANGSU HENGRUI MEDICINE	HEALTH CARE	CHINA	2.0

TENCENT	INFO TECHNOLOGY	CHINA	2.0

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	2.0

DELTA ELECTRONICS	INFO TECHNOLOGY	TAIWAN	2.0

HDFC CORP	FINANCIALS	INDIA	2.0

KWEICHOW MOUTAI	CONS STAPLES	CHINA	2.0

TAIWAN SEMICONDUCTOR	INFO TECHNOLOGY	TAIWAN	1.9

UNIVERSAL ROBINA	CONS STAPLES	PHILIPPINES	1.9

half the benchmark weight in South Korea, our largest country underweight versus the Index. Our analysts cover a number of high-quality companies listed in frontier markets, leading us to have a much higher weight in these markets than the Index (8% versus 2%). These companies include Grupo Financiero Galicia and Banco Macro of Argentina, SQUARE Pharmaceuticals of Bangladesh, and Safaricom of Kenya.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

⬛ DISCLOSURES

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

Companies held in the Portfolios during the fiscal year appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and sector and geographic allocations should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographic Exposure data is sourced from: FactSet, Harding Loevner Funds Portfolios, and MSCI Barra. Differences may exist between this source data and similar information reported in the financial statements due to timing differences and/or adjustments required pursuant to Generally Accepted Accounting Principles (GAAP).

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

INDEX DEFINITIONS

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 46 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 45 developed and emerging markets countries and targets companies within a market capitalization range of USD 8–6,660 million (as of April 30, 2017) in terms of the companies’ full market capitalization. Net dividends reinvested.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 23 emerging market countries. Net dividends reinvested.

The MSCI Emerging + Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and frontier markets. The Index consists of 23 emerging markets countries and 30 frontier markets countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 30 frontier markets and 4 emerging markets. Net dividends reinvested.

The MSCI USA Growth Index captures large and mid cap US securities exhibiting overall growth style characteristics.

The MSCI USA Value Index captures large and mid cap US securities exhibiting overall value style characteristics.

You cannot invest directly in these Indices.

TERM DEFINITIONS

Active Share is a measure of the percentage of stock holdings in a manager’s portfolio that differ from the benchmark index.

Basis Points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Cash Flow Return on Invested Capital is a method of calculation that compares a company’s cash return to its equity.

Cost-to-income ratio shows a company’s costs in relation to its income. To ratio is the operating costs divided by operating income.

Duration is a measure of the sensitivity of the price–the value of principal–of a fixed-income investment to a change in interest rates.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Economies of scale is the cost advantage that arises with increased output of a product.

Free cash flow is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

Price to Earnings Ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Return on Assets (ROA) is an indicator of how profitable a company is relative to its total assets.

Return on Capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Return on Equity (ROE) is the net income divided by total common equity outstanding, expressed as a percent.

Tracking Error is a measure of how closely a portfolio follows the index to which it is benchmarked.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

Global Equity Portfolio International Equity Portfolio International Small Companies Portfolio Institutional Emerging Markets Portfolio Emerging Markets Portfolio Frontier Emerging Markets Portfolio
Global Equity Research Portfolio International Equity Research Portfolio Emerging Markets Research Portfolio

April 30, 2017

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

April 30, 2017 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended April 30, 2017.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During Period * (November 1, 2016 to April 30, 2017)

Global Equity Portfolio — Institutional Class
Actual	$1,000.00	$1,131.20	0.92%	$4.86
Hypothetical (5% annual return before expenses)	1,000.00	1,020.23	0.92%	4.61
Global Equity Portfolio — Advisor Class
Actual	1,000.00	1,129.50	1.16%	6.12
Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	1.16%	5.81
International Equity Portfolio — Institutional Class
Actual	1,000.00	1,111.10	0.81%	4.24
Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	0.81%	4.06
International Equity Portfolio — Investor Class
Actual	1,000.00	1,109.50	1.12%	5.86
Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	1.12%	5.61
International Small Companies Portfolio — Institutional Class
Actual	1,000.00	1,119.00	1.15%	6.04
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15%	5.76
International Small Companies Portfolio — Investor Class
Actual	1,000.00	1,117.80	1.40%	7.35
Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	1.40%	7.00

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Expense Example (continued)

April 30, 2017 (unaudited)

Portfolio	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During Period * (November 1, 2016 to April 30, 2017)

Institutional Emerging Markets Portfolio — Class I
Actual	1,000.00	1,104.30	1.28%	6.68
Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	1.28%	6.41
Institutional Emerging Markets Portfolio — Class II
Actual	1,000.00	1,105.50	1.12%	5.85
Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	1.12%	5.61
Emerging Markets Portfolio — Advisor Class
Actual	1,000.00	1,103.40	1.41%	7.35
Hypothetical (5% annual return before expenses)	1,000.00	1,017.80	1.41%	7.05
Frontier Emerging Markets Portfolio — Institutional Class I
Actual	1,000.00	1,051.40	1.75%	8.90
Hypothetical (5% annual return before expenses)	1,000.00	1,016.12	1.75%	8.75
Frontier Emerging Markets Portfolio — Institutional Class II**
Actual	1,000.00	1,028.00	1.35%	2.25
Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	1.35%	6.76
Frontier Emerging Markets Portfolio — Investor Class
Actual	1,000.00	1,049.40	2.00%	10.16
Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	2.00%	9.99
Global Equity Research Portfolio — Institutional Class***
Actual	1,000.00	1,095.00	0.90%	3.41
Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	0.90%	4.51
Global Equity Research Portfolio — Investor Class***
Actual	1,000.00	1,094.00	1.15%	4.35
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15%	5.76
International Equity Research Portfolio — Institutional Class
Actual	1,000.00	1,098.60	0.90%	4.68
Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	0.90%	4.51
International Equity Research Portfolio — Investor Class
Actual	1,000.00	1,097.90	1.15%	5.98
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15%	5.76
Emerging Markets Research Portfolio — Institutional Class***
Actual	1,000.00	1,147.00	1.30%	5.05
Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	1.30%	6.51
Emerging Markets Research Portfolio — Investor Class***
Actual	1,000.00	1,146.00	1.55%	6.01
Hypothetical (5% annual return before expenses)	1,000.00	1,017.11	1.55%	7.75

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

** Frontier Emerging Markets Portfolio - Institutional Class II commenced operations on March 1, 2017 and the Actual example reflects the period from March 1, 2017 to April 30, 2017 (60 days). However, for purposes of comparability, the Hypothetical example assumes that the Portfolio was operational for the full six month period.

*** Global Equity Research Portfolio and Emerging Markets Research Portfolio commenced operations on December 19, 2016 and the Actual example reflects the period from December 19, 2016 to April 30, 2017 (132 days). However, for purposes of comparability, the Hypothetical example assumes that the Portfolio was operational for the full six month period.

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)

	Shares	Value
COMMON STOCKS - 96.0%
China - 4.7%

Baidu Inc. - Sponsored ADR (Software & Services)*	52,900	$9,534,167

Ctrip.com International Ltd. - ADR (Retailing)*	209,800	10,596,998

Tencent Holdings Ltd. (Software & Services)†	405,300	12,677,479

Weibo Corp. - Sponsored ADR (Software & Services)*	167,692	9,367,275

		42,175,919
Denmark - 2.2%

Chr Hansen Holding A/S (Materials)†	154,400	10,398,597

Novozymes A/S, Class B (Materials)†	226,100	9,768,091

		20,166,688
Finland - 0.9%

Kone OYJ, Class B (Capital Goods)†	184,100	8,436,717

France - 4.5%

Air Liquide SA (Materials)†	76,900	9,263,769

Dassault Systemes SE (Software & Services)†	108,700	9,709,072

Essilor International SA (Health Care Equipment & Services)†	101,200	13,111,831

L’Oreal SA (Household & Personal Products)†	44,100	8,783,192

		40,867,864
Germany - 2.4%

Linde AG (Materials)	63,200	11,355,778

Symrise AG (Materials)	142,600	9,983,328

		21,339,106
Hong Kong - 2.4%

AIA Group Ltd. (Insurance)†	3,172,100	21,941,979

India - 2.8%

HDFC Bank Ltd. - ADR (Banks)	130,400	10,381,144

ICICI Bank Ltd. - Sponsored ADR (Banks)	1,684,400	14,435,308

		24,816,452
Indonesia - 1.3%

Bank Central Asia Tbk PT (Banks)†	8,491,624	11,257,037

	Shares	Value
COMMON STOCKS - 96.0% (continued)
Israel - 1.1%

Check Point Software Technologies Ltd. (Software & Services)*	92,900	$9,662,529

Italy - 2.3%

Luxottica Group SpA (Consumer Durables & Apparel)†	206,500	11,967,741

Tenaris SA - ADR (Energy)	271,850	8,489,876

		20,457,617
Japan - 10.1%

FANUC Corp. (Capital Goods)†	42,900	8,722,448

Keyence Corp. (Technology Hardware & Equipment)†	30,292	12,187,670

Kubota Corp. (Capital Goods)†	1,049,400	16,529,634

M3 Inc. (Health Care Equipment & Services)†	698,396	17,855,506

Makita Corp. (Capital Goods)†	227,300	8,107,893

MonotaRO Co., Ltd. (Capital Goods)†	308,500	10,049,965

Pigeon Corp. (Household & Personal Products)†	328,089	10,157,382

Sysmex Corp. (Health Care Equipment & Services)†	114,735	6,980,886

		90,591,384
Mexico - 1.1%

Grupo Televisa SAB - Sponsored ADR (Media)	394,600	9,588,780

Russia - 1.3%

Yandex NV, Class A (Software & Services)*	422,300	11,511,898

South Africa - 0.9%

Sasol Ltd. (Materials)†	258,230	7,892,893

Spain - 1.4%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	1,620,700	12,966,324

Sweden - 1.2%

Atlas Copco AB, Class A (Capital Goods)†	290,500	10,849,717

Switzerland - 3.8%

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	65,500	13,395,468

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	152,500	11,742,347

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)   (continued)

	Shares	Value
COMMON STOCKS - 96.0% (continued)
Switzerland - 3.8% (continued)

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	59,000	$8,724,815

		33,862,630
Turkey - 0.7%

Turkiye Garanti Bankasi AS - ADR (Banks)	2,354,800	6,428,604

United Kingdom - 4.6%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	660,812	7,329,855

Reckitt Benckiser Group plc (Household & Personal Products)†	99,600	9,172,795

Rotork plc (Capital Goods)†	1,834,585	5,836,909

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	147,500	8,690,969

WPP plc (Media)†	502,200	10,746,596

		41,777,124
United States - 46.3%

3M Co. (Capital Goods)	45,400	8,890,682

Abbott Laboratories (Health Care Equipment & Services)	179,300	7,824,652

Alphabet Inc., Class A (Software & Services)*	38,350	35,455,342

Amazon.com Inc. (Retailing)*	9,788	9,053,802

AmerisourceBergen Corp. (Health Care Equipment & Services)	124,700	10,231,635

Cognex Corp. (Technology Hardware & Equipment)	140,000	11,947,600

Colgate-Palmolive Co. (Household & Personal Products)	185,700	13,377,828

eBay Inc. (Software & Services)*	88,273	2,949,201

Exxon Mobil Corp. (Energy)	118,700	9,691,855

F5 Networks Inc. (Technology Hardware & Equipment)*	129,100	16,670,683

Facebook Inc., Class A (Software & Services)*	96,700	14,529,175

First Republic Bank (Banks)	159,600	14,756,616

IPG Photonics Corp. (Technology Hardware & Equipment)*	113,300	14,312,056

Lazard Ltd., Class A (Diversified Financials)	194,568	8,354,750

	Shares	Value
COMMON STOCKS - 96.0% (continued)
United States - 46.3% (continued)

Mastercard Inc., Class A (Software & Services)	95,400	$11,096,928

Microsoft Corp. (Software & Services)	106,200	7,270,452

Monsanto Co. (Materials)	73,200	8,535,852

NIKE Inc., Class B (Consumer Durables & Apparel)	456,300	25,283,583

PayPal Holdings Inc. (Software & Services)*	455,700	21,746,004

Priceline Group Inc. (Retailing)*	13,515	24,959,772

Regeneron Pharmaceuticals Inc (Pharmaceuticals, Biotechnology & Life Sciences)*	39,400	15,306,506

Roper Technologies Inc. (Capital Goods)	113,200	24,756,840

Schlumberger Ltd. (Energy)	310,800	22,560,972

Signature Bank (Banks)*	54,800	7,587,060

SVB Financial Group (Banks)*	113,200	19,916,408

Verisk Analytics Inc. (Commercial & Professional Services)*	224,200	18,566,002

WABCO Holdings Inc. (Capital Goods)*	73,100	8,689,397

Walgreens Boots Alliance Inc. (Food & Staples Retailing)	114,600	9,917,484

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	67,500	11,467,575

		415,706,712

Total Common Stocks (Cost $596,102,524)		$862,297,974

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2017 (unaudited) (continued)

	Shares	Value
PREFERRED STOCKS - 2.9%
Brazil - 1.2%

Itau Unibanco Holding SA - Sponsored ADR (Banks)	891,240	$10,962,252
Spain - 1.7%

Grifols SA - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	674,900	14,652,079

Total Preferred Stocks (Cost $17,547,436)		$25,614,331

SHORT TERM INVESTMENTS - 0.0%

Northern Institutional Funds - Treasury Portfolio, 0.60% (Money Market Fund)	332,080	332,080

Total Short Term Investments (Cost $332,080)		$332,080

Total Investments — 98.9%

(Cost $613,982,040)		$888,244,385

Other Assets Less Liabilities - 1.1%		10,038,427

Net Assets — 100.0%		$898,282,812

Summary of Abbreviations

ADR	American Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets

Banks	12.1%

Capital Goods	12.3

Commercial & Professional Services	2.1

Consumer Durables & Apparel	4.2

Diversified Financials	0.9

Energy	4.5

Food & Staples Retailing	1.1

Food, Beverage & Tobacco	1.3

Health Care Equipment & Services	7.2

Household & Personal Products	4.6

Insurance	2.5

Materials	7.5

Media	2.3

Money Market Fund	—*

Pharmaceuticals, Biotechnology & Life Sciences	7.9

Retailing	5.0

Software & Services	17.3

Technology Hardware & Equipment	6.1

Total Investments	98.9

Other Assets Less Liabilities	1.1

Net Assets	100.0%

*	Rounds to less than 0.1%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)

	Shares	Value
COMMON STOCKS - 91.4%

Australia - 1.6%

CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,446,200	$143,617,405

Canada - 2.1%

Canadian National Railway Co. (Transportation)	2,556,800	184,831,072

China - 2.7%

Baidu Inc. - Sponsored ADR (Software & Services)*	1,334,300	240,480,889

France - 10.0%

Air Liquide SA (Materials)†	1,673,180	201,559,854

Dassault Systemes SA (Software & Services)†	3,899,118	348,268,781

L’Oreal SA (Household & Personal Products)†	1,071,500	213,405,682

LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)†	457,200	112,959,452

		876,193,769

Germany - 15.2%

Allianz SE, Reg S (Insurance)†	1,540,800	293,351,780

Bayer AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)	2,597,400	321,413,911

Bayerische Motoren Werke AG (Automobiles & Components)	1,532,900	146,356,915

Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	1,447,600	128,436,117

FUCHS PETROLUB SE (Materials)	578,840	26,138,638

Linde AG (Materials)	656,710	117,997,676

SAP SE - Sponsored ADR (Software & Services)	2,020,880	202,451,758

Symrise AG (Materials)	1,491,396	104,411,606

		1,340,558,401

Hong Kong - 3.7%

AIA Group Ltd. (Insurance)†	47,534,100	328,801,809

India - 1.1%

ICICI Bank Ltd. - Sponsored ADR (Banks)	10,953,900	93,874,923

	Shares	Value
COMMON STOCKS - 91.4% (continued)

Israel - 2.2%

Check Point Software Technologies Ltd. (Software & Services)*	1,839,100	$191,284,791

Italy - 0.8%

Tenaris SA - ADR (Energy)	2,328,900	72,731,547

Japan - 12.9%

FANUC Corp. (Capital Goods)†	1,326,600	269,724,936

JGC Corp. (Capital Goods)†	5,034,000	87,970,064

Keyence Corp. (Technology Hardware & Equipment)†	281,527	113,269,451

Kubota Corp. (Capital Goods)†	5,910,000	93,091,418

M3 Inc. (Health Care Equipment & Services)†	7,001,200	178,995,825

Mitsubishi Estate Co., Ltd. (Real Estate)†	3,705,000	70,822,878

MonotaRO Co., Ltd. (Capital Goods)†	2,541,300	82,787,606

Park24 Co., Ltd. (Commercial & Professional Services)†	3,385,900	87,369,148

Sysmex Corp. (Health Care Equipment & Services)†	2,503,209	152,304,144

		1,136,335,470

Mexico - 2.0%

Grupo Financiero Banorte SAB de CV, Series O (Banks)	19,519,800	112,969,666

Grupo Televisa SAB - Sponsored ADR (Media)	2,639,800	64,147,140

		177,116,806

Singapore - 1.8%

DBS Group Holdings Ltd. (Banks)†	11,659,383	161,917,757

South Africa - 4.3%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,467,969	71,938,514

Naspers Ltd., Class N (Media)†	1,184,700	224,844,871

Sasol Ltd. (Materials)†	2,606,700	79,674,724

		376,458,109

South Korea - 2.3%

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	206,900	203,146,701

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2017 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.4% (continued)

Spain - 3.4%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	31,473,900	$251,805,256

Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)†	1,590,200	42,702,472

		294,507,728

Sweden - 2.9%

Alfa Laval AB (Capital Goods)†	5,021,900	102,997,151

Atlas Copco AB, Class A (Capital Goods)†	4,135,400	154,450,676

		257,447,827

Switzerland - 7.7%

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	3,952,200	304,315,448

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	1,082,700	283,180,429

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	634,800	93,873,097

		681,368,974

Taiwan - 1.9%

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	10,837,125	69,569,405

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semicon-ductors & Semiconductor Equipment)	3,056,900	101,091,683

		170,661,088

Turkey - 0.9%

Turkiye Garanti Bankasi AS - ADR (Banks)	28,524,200	77,871,066

United Kingdom - 10.0%

BBA Aviation plc (Transportation)†	12,951,000	52,208,741

HSBC Holdings plc (Banks)*†	13,163,100	108,396,758

Royal Dutch Shell plc, Class B (Energy)†	9,390,716	250,043,531

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	1,371,600	80,817,177

Unilever plc (Household & Personal Products)†	2,862,600	147,267,735

	Shares	Value
COMMON STOCKS - 91.4% (continued)

United Kingdom - 10.0% (continued)

WPP plc (Media)†	11,251,300	$240,766,982

		879,500,924

United States - 1.9%

Schlumberger Ltd. (Energy)	2,291,600	166,347,244

Total Common Stocks (Cost $6,566,675,150)		$8,055,054,300

PREFERRED STOCKS - 4.7%

Brazil - 1.7%

Itau Unibanco Holding SA - Sponsored ADR (Banks)	12,232,880	150,464,424

Germany - 0.8%

FUCHS PETROLUB SE (Materials)	1,256,500	64,815,047

South Korea - 1.7%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	194,400	148,863,642

Spain - 0.5%

Grifols SA - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	2,115,900	45,936,189

Total Preferred Stocks (Cost $276,835,914)		$410,079,302

SHORT TERM INVESTMENTS - 3.6%

Northern Institutional Funds - Treasury Portfolio, 0.60% (Money Market Fund)	315,834,020	315,834,020

Total Short Term Investments (Cost $315,834,020)		$315,834,020

Total Investments — 99.7%

(Cost $7,159,345,084)		$8,780,967,622

Other Assets Less Liabilities - 0.3%		30,497,159

Net Assets — 100.0%		$8,811,464,781

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2017 (unaudited) (continued)

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets

Automobiles & Components	1.7%

Banks	10.9

Capital Goods	9.0

Commercial & Professional Services	1.0

Consumer Durables & Apparel	1.3

Energy	5.5

Food, Beverage & Tobacco	3.5

Health Care Equipment & Services	6.3

Household & Personal Products	4.1

Insurance	7.1

Materials	6.7

Media	6.0

Money Market Fund	3.6

Pharmaceuticals, Biotechnology & Life Sciences	11.2

Real Estate	0.8

Semiconductors & Semiconductor Equipment	1.9

Software & Services	11.1

Technology Hardware & Equipment	5.3

Transportation	2.7

Total Investments	99.7

Other Assets Less Liabilities	0.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)

	Shares	Value
COMMON STOCKS - 95.6%

Argentina - 0.9%

Globant SA (Software & Services)*	35,000	$1,326,150

Australia - 1.0%

DuluxGroup Ltd. (Materials)†	202,100	1,024,187

TPG Telecom Ltd. (Telecommu-nication Services)†	71,041	313,590

		1,337,777

Bangladesh - 2.5%

BRAC Bank Ltd. (Banks)†	2,588,264	2,269,836

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	372,260	1,267,855

		3,537,691

China - 4.4%

Haitian International Holdings Ltd. (Capital Goods)†	689,000	1,685,799

PAX Global Technology Ltd. (Technology Hardware & Equipment)†	3,348,000	2,072,987

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	126,000	827,345

Wasion Group Holdings Ltd. (Technology Hardware & Equipment)†	3,112,000	1,516,738

		6,102,869

Colombia - 0.4%

Cemex Latam Holdings SA (Materials)*	141,000	514,731

Denmark - 0.5%

Chr Hansen Holding A/S (Materials)†	9,550	643,177

Egypt - 1.1%

Integrated Diagnostics Holdings plc (Health Care Equipment & Services) †	498,300	1,499,666

Finland - 3.1%

Vaisala OYJ, Class A (Technology Hardware & Equipment)†	89,380	4,283,568

France - 7.2%

Alten SA (Software & Services)†	48,920	4,145,365

IPSOS (Media)†	50,000	1,603,453

LISI (Capital Goods)†	76,600	3,003,691

	Shares	Value
COMMON STOCKS - 95.6% (Continued)

France - 7.2% (continued)

Rubis SCA (Utilities)†	12,224	$1,242,515

		9,995,024
Germany - 12.2%

Bechtle AG (Software & Services)	38,000	4,360,795

Bertrandt AG (Commercial & Professional Services)	15,480	1,616,595

Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	71,030	3,227,952

Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)†	24,650	1,933,055

KWS Saat SE (Food, Beverage & Tobacco)†	5,070	1,803,391

Pfeiffer Vacuum Technology AG (Capital Goods)	12,300	1,597,088

Rational AG (Capital Goods)	1,150	577,868

STRATEC Biomedical AG (Health Care Equipment & Services)†	31,900	1,858,820

		16,975,564
Hong Kong - 3.2%

Pico Far East Holdings Ltd. (Media)†	6,341,000	2,568,622

Vitasoy International Holdings Ltd. (Food, Beverage & Tobacco)†	980,900	1,938,311

		4,506,933
India - 5.7%

GRUH Finance Ltd. (Banks)†	637,000	3,929,392

Max Financial Services Ltd. (Insurance)†	393,800	4,011,923

		7,941,315
Indonesia - 0.4%

Tower Bersama Infrastructure Tbk PT (Telecommunication Services)†	1,134,000	497,451

Italy - 3.6%

Danieli & C Officine Meccaniche SpA (RSP) (Capital Goods)†	69,200	1,250,589

DiaSorin SpA (Health Care Equipment & Services)†	8,100	606,848

Reply SpA (Software & Services)	18,000	3,154,831

		5,012,268

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2017 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 95.6% (continued)

Japan - 14.2%

ABC-Mart Inc. (Retailing)†	8,800	$488,783

Ariake Japan Co., Ltd. (Food, Beverage & Tobacco)†	30,900	1,957,592

BML Inc. (Health Care Equipment & Services)†	98,200	2,143,750

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	5,200	1,053,088

FINDEX Inc. (Health Care Equipment & Services)†	114,000	998,561

GMO Payment Gateway Inc. (Software & Services)†	17,900	803,519

Hiday Hidaka Corp. (Consumer Services)†	146,770	3,101,836

Infomart Corp. (Software & Services)†	367,900	2,210,913

MISUMI Group Inc. (Capital Goods)†	59,100	1,119,574

MonotaRO Co., Ltd. (Capital Goods)†	15,700	511,457

Nakanishi Inc. (Health Care Equipment & Services)†	49,600	1,949,193

Park24 Co., Ltd. (Commercial & Professional Services)†	37,800	975,384

Pigeon Corp. (Household & Personal Products)†	31,800	984,503

Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	31,000	578,678

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	17,100	848,471

		19,725,302

Kenya - 2.0%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	519,500	1,157,826

Equity Group Holdings Ltd. (Banks)*†	5,101,100	1,627,502

		2,785,328

Malaysia - 0.9%

Coastal Contracts Bhd. (Capital Goods)†	1,720,266	527,088

Dialog Group Bhd. (Capital Goods)†	1,602,040	719,210

		1,246,298

Mexico - 0.8%

Grupo Herdez SAB de CV (Food, Beverage & Tobacco)	506,338	1,125,360

	Shares	Value
COMMON STOCKS - 95.6% (continued)

Netherlands - 4.1%

Arcadis NV (Capital Goods)†	116,385	$2,016,163

ASM International NV (Semicon-ductors & Semiconductor Equipment)†	33,840	2,034,495

Brunel International NV (Commercial & Professional Services)†	101,697	1,726,778

		5,777,436

Norway - 1.5%

Tomra Systems ASA (Commercial & Professional Services)†	183,800	2,135,187

Peru - 0.5%

Alicorp SAA (Food, Beverage & Tobacco)	301,100	714,750

South Africa - 1.2%

Clicks Group Ltd. (Food & Staples Retailing)†	167,610	1,683,334

South Korea - 0.3%

Cheil Worldwide Inc. (Media)†	28,670	463,735

Sweden - 1.0%

Intrum Justitia AB (Commercial & Professional Services)†	34,500	1,370,094

Switzerland - 5.3%

Bossard Holding AG, Class A, Reg S (Capital Goods)†	20,300	4,043,359

LEM Holding SA, Reg S (Technology Hardware & Equipment)†	2,280	2,330,841

Temenos Group AG, Reg S (Software & Services)*†	10,920	944,884

		7,319,084

Taiwan - 1.4%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	86,383	698,259

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	822,700	1,225,856

		1,924,115

Tanzania - 0.6%

Tanzania Breweries Ltd. (Food, Beverage & Tobacco)	166,600	842,318

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2017 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 95.6% (continued)

Turkey - 1.1%

Anadolu Hayat Emeklilik AS (Insurance)†	1,040,306	$1,584,352

Ukraine - 1.8%

Kernel Holding SA (Food, Beverage & Tobacco)†	139,400	2,480,963

United Kingdom - 12.2%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	247,227	2,742,290

BGEO Group plc (Banks)†	50,920	2,374,086

Britvic plc (Food, Beverage & Tobacco)†	112,831	971,555

Dignity plc (Consumer Services)†	32,700	1,055,776

EMIS Group plc (Health Care Equipment & Services)†	78,200	950,571

Jardine Lloyd Thompson Group PLC (Insurance)†	47,002	667,782

Rathbone Brothers PLC (Diversified Financials)†	79,770	2,425,584

Rotork plc (Capital Goods)†	231,746	737,322

RPC Group PLC (Materials)†	70,130	736,509

RPS Group PLC (Commercial & Professional Services)†	697,860	2,293,850

Senior PLC (Capital Goods)†	712,840	1,977,857

		16,933,182

United States - 0.5%

PriceSmart Inc. (Food & Staples Retailing)	8,720	758,204

Total Common Stocks (Cost $106,983,590)		$133,043,226

PARTICIPATION NOTES - 0.8%

Saudi Arabia - 0.8%

Herfy Food Services Co., Issuedby JP Morgan Structured Products, Maturity Date 1/14/19 (Consumer Services)^†	54,100	1,154,056

Total Participation Notes (Cost $1,482,556)		$1,154,056

	Shares	Value
SHORT TERM INVESTMENTS - 4.4%

Northern Institutional Funds - Treasury Portfolio, 0.60% (Money Market Fund)	6,129,163	$6,129,163

Total Short Term Investments (Cost $6,129,163)		$6,129,163

Total Investments — 100.8%

(Cost $114,595,309)		$140,326,445

Liabilities Less Other Assets - (0.8)%		(1,144,378)

Net Assets — 100.0%		$139,182,067

Summary of Abbreviations

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.8% of net assets as of April 30, 2017, is considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

Industry	Percentage of Net Assets

Banks	7.3%

Capital Goods	14.2

Commercial & Professional Services	7.3

Consumer Durables & Apparel	0.6

Consumer Services	3.8

Diversified Financials	1.8

Food & Staples Retailing	3.1

Food, Beverage & Tobacco	9.3

Health Care Equipment & Services	9.5

Household & Personal Products	0.7

Insurance	4.5

Materials	2.1

Media	3.3

Money Market Fund	4.4

Pharmaceuticals, Biotechnology & Life Sciences	4.7

Retailing	0.4

Semiconductors & Semiconductor Equipment	2.3

Software & Services	12.2

Technology Hardware & Equipment	7.8

Telecommunication Services	0.6

Utilities	0.9

Total Investments	100.8

Liabilities Less Other Assets	(0.8)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)

	Shares	Value
COMMON STOCKS - 91.2%

Brazil - 3.2%

Ambev SA - ADR (Food, Beverage & Tobacco)	7,519,700	$43,087,881

BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (Diversified Financials)*	5,544,000	33,204,089

Cielo SA (Software & Services)	4,127,448	31,338,982

WEG SA (Capital Goods)	4,092,594	22,822,235

		130,453,187

Chile - 1.0%

Banco Santander Chile - ADR (Banks)	1,640,200	38,757,926

China - 16.8%

51job Inc. - ADR (Commercial & Professional Services)*	1,392,200	57,066,278

China Merchants Port Holdings (Transportation)†	15,285,488	43,679,380

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	831,000	44,308,920

CNOOC Ltd. - Sponsored ADR (Energy)	588,483	68,352,301

Ctrip.com International Ltd. - ADR (Retailing)*	1,220,200	61,632,302

ENN Energy Holdings Ltd. (Utilities)†	11,537,200	62,498,242

JD.com Inc. - ADR (Retailing)*	1,652,700	57,960,189

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	16,365,000	24,165,523

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	7,441,000	48,859,339

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	39,302,505	32,293,695

Tencent Holdings Ltd. (Software & Services)†	4,309,900	134,810,430

Weibo Corp. - Sponsored ADR (Software & Services)*	751,600	41,984,376

		677,610,975

Czech Republic - 1.2%

Komercni banka AS (Banks)†	1,225,100	47,466,245

Egypt - 0.6%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	5,610,415	23,986,561

	Shares	Value
COMMON STOCKS - 91.2% (continued)

Hong Kong - 5.9%

AIA Group Ltd. (Insurance)†	15,501,615	$107,227,423

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	3,402,969	50,657,922

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	1,034,308	25,438,635

Sands China Ltd. (Consumer Services)†	11,696,938	53,133,860

		236,457,840

Hungary - 1.4%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,414,300	58,491,033

India - 8.8%

Ambuja Cements Ltd. (Materials)†	7,793,700	29,755,228

Axis Bank Ltd. (Banks)†	9,373,500	74,081,049

Bharti Airtel Ltd. (Telecommunication Services)†	4,597,500	25,375,930

Bharti Infratel Ltd. (Telecommunication Services)†	5,568,600	30,740,477

Dabur India Ltd. (Household & Personal Products)†	6,575,000	29,295,390

Housing Development Finance Corp., Ltd. (Banks)†	2,739,200	65,606,082

Maruti Suzuki India Ltd. (Automobiles & Components)†	689,100	69,846,435

Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,816,400	28,118,752

		352,819,343

Indonesia - 2.9%

Astra International Tbk PT (Automobiles & Components)†	80,660,700	54,112,894

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	65,735,600	63,598,048

		117,710,942

Italy - 1.3%

Tenaris SA - ADR (Energy)	1,621,400	50,636,322

Kenya - 0.7%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	5,403,365	12,042,648

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.2% (continued)
Kenya - 0.7% (continued)

Safaricom Ltd. (Telecommunication Services)†	93,089,227	$17,364,010

		29,406,658

Mexico - 5.2%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	246,100	22,158,844

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	317,600	60,153,440

Grupo Financiero Banorte SAB de CV, Series O (Banks)	12,041,800	69,691,192

Grupo Televisa SAB - Sponsored ADR (Media)	2,453,200	59,612,760

		211,616,236

Peru - 1.0%

Credicorp Ltd. (Banks)	251,500	38,645,490

Philippines - 0.5%

Universal Robina Corp. (Food, Beverage & Tobacco)†	5,481,800	18,869,507

Poland - 1.4%

Bank Pekao SA (Banks)†	1,523,700	55,170,574

Russia - 4.5%

LUKOIL PJSC - Sponsored ADR (Energy)	1,605,600	79,557,480

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	8,428,100	100,170,623

		179,728,103

South Africa - 5.3%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,736,000	56,754,768

Discovery Ltd. (Insurance)†	3,973,600	39,777,794

Massmart Holdings Ltd. (Food & Staples Retailing)†	1,533,355	14,835,292

Naspers Ltd., Class N (Media)†	174,800	33,175,389

Sasol Ltd. (Materials)†	1,331,300	40,691,664

Standard Bank Group Ltd. (Banks)†	2,683,400	29,850,796

		215,085,703

South Korea - 10.3%

Amorepacific Corp. (Household & Personal Products)†	93,134	23,881,524

	Shares	Value
COMMON STOCKS - 91.2% (continued)

South Korea - 10.3% (continued)

Hankook Tire Co., Ltd. (Automobiles & Components)†	1,166,932	$60,407,104

Hanssem Co., Ltd. (Consumer Durables & Apparel)†	114,600	22,157,535

LG Household & Health Care Ltd. (Household & Personal Products)†	66,500	50,617,740

NAVER Corp. (Software & Services)†	85,500	60,059,876

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	202,000	198,335,590

		415,459,369

Taiwan - 10.2%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	5,600,289	45,268,803

Airtac International Group (Capital Goods)†	2,182,400	24,918,520

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	2,066,872	22,629,915

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	17,439,539	57,082,597

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	486,000	80,690,690

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	28,049,277	180,063,578

		410,654,103

Thailand - 1.5%

Siam Commercial Bank pcl, Reg S (Banks)†	13,542,670	61,077,089

Turkey - 1.5%

Arcelik AS (Consumer Durables & Apparel)†	2,911,200	19,416,623

Turkiye Garanti Bankasi AS (Banks)†	15,596,900	42,097,706

		61,514,329

Ukraine - 0.4%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	1,633,800	16,826,222

United Arab Emirates - 1.9%

DP World Ltd. (Transportation)†	1,501,300	30,668,436

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.2% (continued)

United Arab Emirates - 1.9% (continued)

Emaar Properties PJSC (Real Estate)†	22,734,000	$44,392,285

		75,060,721

United Kingdom - 2.7%

BGEO Group plc (Banks)†	924,209	43,090,175

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	1,671,800	46,379,338

NostrumOil & Gas plc (Energy)*†	3,649,386	21,182,227

		110,651,740

United States - 1.0%

MercadoLibre Inc. (Software & Services)	173,300	39,670,103

Total Common Stocks (Cost $3,053,517,461)		$3,673,826,321

PREFERRED STOCKS - 6.0%

Brazil - 4.2%

Banco Bradesco SA - ADR (Banks)*	5,648,850	59,595,368

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)	1,595,600	35,980,780

Itau Unibanco Holding SA - Sponsored ADR (Banks)	5,921,981	72,840,366

		168,416,514

Colombia - 1.0%

Bancolombia SA - Sponsored ADR (Banks)	1,003,500	39,628,215

South Korea - 0.8%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	42,244	32,348,743

Total Preferred Stocks (Cost $167,687,435)		$240,393,472

	Shares	Value
PARTICIPATION NOTES - 0.7%

Qatar - 0.7%

Qatar National Bank, Issued by HSBC Bank plc, Maturity Date 9/9/19 (Banks)^†	743,866	$29,367,989

Total Participation Notes (Cost $29,227,420)		$29,367,989

SHORT TERM INVESTMENTS - 1.5%

Northern Institutional Funds - Treasury Portfolio, 0.60%	59,669,457	59,669,457

Total Short Term Investments (Cost $59,669,457)		$59,669,457

Total Investments — 99.4%

(Cost $3,310,101,773)		$4,003,257,239

Other Assets Less Liabilities - 0.6%		22,554,482

Net Assets — 100.0%		$4,025,811,721

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.7% of net assets as of April 30, 2017, is considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited) (continued)

Industry	Percentage of Net Assets

Automobiles & Components	4.6%

Banks	23.7

Capital Goods	1.2

Commercial & Professional Services	1.4

Consumer Durables & Apparel	2.8

Consumer Services	1.3

Diversified Financials	1.5

Energy	5.5

Food & Staples Retailing	1.3

Food, Beverage & Tobacco	4.0

Household & Personal Products	2.6

Insurance	3.6

Materials	1.7

Media	2.3

Money Market Fund	1.5

Pharmaceuticals, Biotechnology & Life Sciences	4.4

Real Estate	1.1

Retailing	3.0

Semiconductors & Semiconductor Equipment	5.7

Software & Services	7.6

Technology Hardware & Equipment	10.3

Telecommunication Services	2.9

Transportation	3.9

Utilities	1.5

Total Investments	99.4
Other Assets Less Liabilities	0.6

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)

	Shares	Value
COMMON STOCKS - 91.2%

Brazil - 3.2%

Ambev SA - ADR (Food, Beverage & Tobacco)	6,471,700	$37,082,841

BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (Diversified Financials)*	4,771,300	28,576,240

Cielo SA (Software & Services)	3,552,290	26,971,912

WEG SA (Capital Goods)	3,533,472	19,704,307

		112,335,300

Chile - 1.0%

Banco Santander Chile - ADR (Banks)	1,411,600	33,356,108

China - 16.8%

51job Inc. - ADR (Commercial & Professional Services)*	1,198,200	49,114,218

China Merchants Port Holdings (Transportation)†	13,156,541	37,595,761

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	715,200	38,134,464

CNOOC Ltd. - Sponsored ADR (Energy)	506,460	58,825,329

Ctrip.com International Ltd. - ADR (Retailing)*	1,050,100	53,040,551

ENN Energy Holdings Ltd. (Utilities)†	9,928,700	53,784,826

JD.com Inc. - ADR (Retailing)*	1,422,400	49,883,568

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	14,085,000	20,798,741

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	6,404,000	42,050,156

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	33,825,192	27,793,151

Tencent Holdings Ltd. (Software & Services)†	3,709,200	116,020,985

Weibo Corp. - Sponsored ADR (Software & Services)*	646,900	36,135,834

		583,177,584

Czech Republic - 1.2%

Komercni banka AS (Banks)†	1,069,100	41,422,057

Egypt - 0.6%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	4,914,731	21,012,259

	Shares	Value
COMMON STOCKS - 91.2% (continued)

Hong Kong - 5.9%

AIA Group Ltd. (Insurance)†	13,341,200	$92,283,449

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	2,928,723	43,598,111

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	890,191	21,894,101

Sands China Ltd. (Consumer Services)†	10,066,944	45,729,540

		203,505,201

Hungary - 1.5%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,077,900	50,341,100

India - 8.7%

Ambuja Cements Ltd. (Materials)†	6,707,500	25,608,272

Axis Bank Ltd. (Banks)†	8,067,100	63,756,252

Bharti Airtel Ltd. (Telecommunication Services)†	3,956,800	21,839,583

Bharti Infratel Ltd. (Telecommunication Services)†	4,792,500	26,456,153

Dabur India Ltd. (Household & Personal Products)†	5,603,500	24,966,801

Housing Development Finance Corp., Ltd. (Banks)†	2,357,500	56,464,055

Maruti Suzuki India Ltd. (Automobiles & Components)†	593,000	60,105,842

Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,423,800	24,199,059

		303,396,017

Indonesia - 2.9%

Astra International Tbk PT (Automobiles & Components)†	69,419,000	46,571,168

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	56,574,438	54,734,783

		101,305,951

Italy - 1.3%

Tenaris SA - ADR (Energy)	1,395,400	43,578,342

Kenya - 0.7%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	4,650,350	10,364,380

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.2% (continued)

Kenya - 0.7% (continued)

Safaricom Ltd. (Telecommunication Services)†	80,115,701	$14,944,048

		25,308,428

Mexico - 5.2%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	211,800	19,070,472

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	273,400	51,781,960

Grupo Financiero Banorte SAB de CV, Series O (Banks)	10,363,640	59,978,942

Grupo Televisa SAB - Sponsored ADR (Media)	2,111,300	51,304,590

		182,135,964

Peru - 1.0%

Credicorp Ltd. (Banks)	216,400	33,252,024

Philippines - 0.5%

Universal Robina Corp. (Food, Beverage & Tobacco)†	4,717,900	16,240,003

Poland - 1.4%

Bank Pekao SA (Banks)†	1,327,900	48,080,990

Russia - 4.5%

LUKOIL PJSC - Sponsored ADR (Energy)	1,381,893	68,472,798

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	7,253,500	86,210,133

		154,682,931

South Africa - 5.3%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,354,700	48,845,194

Discovery Ltd. (Insurance)†	3,419,800	34,233,969

Massmart Holdings Ltd. (Food & Staples Retailing)†	1,319,618	12,767,375

Naspers Ltd., Class N (Media)†	150,400	28,544,500

Sasol Ltd. (Materials)†	1,145,761	35,020,597

Standard Bank Group Ltd. (Banks)†	2,309,500	25,691,442

		185,103,077

South Korea - 10.3%

Amorepacific Corp. (Household & Personal Products)†	80,191	20,562,665

	Shares	Value
COMMON STOCKS - 91.2% (continued)

South Korea - 10.3% (continued)

Hankook Tire Co., Ltd. (Automobiles & Components)†	1,004,238	$51,985,128

Hanssem Co., Ltd. (Consumer Durables & Apparel)†	98,600	19,063,987

LG Household & Health Care Ltd. (Household & Personal Products)†	57,200	43,538,868

NAVER Corp. (Software & Services)†	73,600	51,700,666

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	174,550	171,383,551

		358,234,865

Taiwan - 10.2%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	4,820,439	38,965,043

Airtac International Group (Capital Goods)†	1,877,600	21,438,331

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	1,790,467	19,603,592

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	15,125,171	49,507,274

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	418,001	69,400,801

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	24,140,637	154,971,890

		353,886,931

Thailand - 1.5%

Siam Commercial Bank pcl, Reg S (Banks)†	11,655,300	52,565,100

Turkey - 1.5%

Arcelik AS (Consumer Durables & Apparel)†	2,505,500	16,710,755

Turkiye Garanti Bankasi AS (Banks)†	13,527,000	36,510,824

		53,221,579

Ukraine - 0.4%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	1,406,125	14,481,437

United Arab Emirates - 1.9%

DP World Ltd. (Transportation)†	1,292,100	26,394,915

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.2% (continued)

United Arab Emirates - 1.9% (continued)

Emaar Properties PJSC (Real Estate)†	19,565,600	$38,205,406

		64,600,321

United Kingdom - 2.7%

BGEO Group plc (Banks)†	795,454	37,087,122

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	1,438,800	39,915,416

Nostrum Oil & Gas plc (Energy)*†	3,140,800	18,230,227

		95,232,765

United States - 1.0%

MercadoLibre Inc. (Software & Services)	149,200	34,153,372

Total Common Stocks (Cost $2,414,650,917)		$3,164,609,706

PREFERRED STOCKS - 6.0%

Brazil - 4.2%

Banco Bradesco SA - ADR (Banks)*	4,861,546	51,289,311

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)	1,373,300	30,967,915

Itau Unibanco Holding SA - Sponsored ADR (Banks)	5,096,600	62,688,180

		144,945,406

Colombia - 1.0%

Bancolombia SA - Sponsored ADR (Banks)	863,700	34,107,513

South Korea - 0.8%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	36,582	28,013,013

Total Preferred Stocks (Cost $127,852,427)		$207,065,932

	Shares	Value
PARTICIPATION NOTES - 0.7%

Qatar - 0.7%

Qatar National Bank, Issued by HSBC Bank plc, Maturity Date 9/9/19 (Banks)^†	640,186	$25,274,680

Total Participation Notes (Cost $25,105,862)		$25,274,680

	Shares	Value

SHORT TERM INVESTMENTS - 1.7%

Northern Institutional Funds - Treasury Portfolio, 0.60% (Money Market Fund)	59,435,718	$59,435,718

Total Short Term Investments (Cost $59,435,718)		$59,435,718

Total Investments — 99.6%
(Cost $2,627,044,924)		$3,456,386,036

Other Assets Less Liabilities - 0.4%		15,538,191
Net Assets — 100.0%		$3,471,924,227

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.7% of net assets as of April 30, 2017, is considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited) (continued)

Industry	Percentage of Net Assets

Automobiles & Components	4.6%

Banks	23.7

Capital Goods	1.2

Commercial & Professional Services	1.4

Consumer Durables & Apparel	2.8

Consumer Services	1.3

Diversified Financials	1.5

Energy	5.4

Food & Staples Retailing	1.3

Food, Beverage & Tobacco	4.0

Household & Personal Products	2.6

Insurance	3.6

Materials	1.7

Media	2.3

Money Market Fund	1.7

Pharmaceuticals, Biotechnology & Life Sciences	4.4

Real Estate	1.1

Retailing	3.0

Semiconductors & Semiconductor Equipment	5.7

Software & Services	7.6

Technology Hardware & Equipment	10.3

Telecommunication Services	2.9

Transportation	3.9

Utilities	1.6

Total Investments	99.6

Other Assets Less Liabilities	0.4

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)

	Shares	Value
COMMON STOCKS - 92.5%
Argentina - 5.6%

Banco Macro SA - ADR (Banks)	126,492	$10,842,894

Globant SA (Software & Services)*	85,800	3,250,962

Grupo Clarin SA, Class B - GDR Reg S (Media)†	124,400	3,913,601

Grupo Financiero Galicia SA - ADR (Banks)	123,400	4,821,238

		22,828,695

Bangladesh - 6.9%

BRAC Bank Ltd. (Banks)†	1,636,200	1,434,902

GrameenPhone Ltd. (Telecommunication Services)†	1,921,600	7,755,438

Olympic Industries Ltd. (Food, Beverage & Tobacco)†	1,849,489	5,994,124

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,763,683	12,818,477

		28,002,941

Colombia - 6.3%

Cementos Argos SA - Sponsored ADR (Materials)#†	565,000	11,426,729

Cemex Latam Holdings SA (Materials)*	956,900	3,493,238

Ecopetrol SA - Sponsored ADR (Energy)	893,600	8,167,504

Grupo Nutresa SA (Food, Beverage & Tobacco)	312,300	2,592,239

		25,679,710

Croatia - 0.7%

Ericsson Nikola Tesla (Technology Hardware & Equipment)†	13,950	2,674,708

Egypt - 4.4%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	2,473,900	10,576,820

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)†	1,324,900	3,987,371

Oriental Weavers (Consumer Durables & Apparel)	3,274,425	3,392,341

		17,956,532

Estonia - 1.3%

Olympic Entertainment Group AS (Consumer Services)†	1,371,200	2,673,413

	Shares	Value
COMMON STOCKS - 92.5% (continued)
Estonia - 1.3% (continued)

Tallink Grupp AS (Transportation)†	2,466,600	$2,538,558

		5,211,971

Kazakhstan - 2.7%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)*†	1,473,896	11,052,429

Kenya - 5.6%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	3,460,900	7,713,416

Safaricom Ltd. (Telecommunication Services)†	80,942,350	15,098,243

		22,811,659

Kuwait - 1.9%

Kuwait Projects Co. Holding KSCP (Diversified Financials)†	678,200	925,011

Mabanee Co. SAK (Real Estate)†	678,000	1,781,617

National Bank of Kuwait SAKP (Banks)†	2,247,075	5,021,882

		7,728,510

Lebanon - 0.3%

Bank Audi SAL - GDR, Reg S (Banks)	155,000	1,007,500

Morocco - 2.0%

Attijariwafa Bank (Banks)†	118,100	4,871,088

Maroc Telecom (Telecommunication Services)†	237,700	3,320,300

		8,191,388

Nigeria - 2.8%

Access Bank plc (Banks)†	22,973,400	499,640

Dangote Cement plc (Materials)†	3,493,700	1,818,738

Guaranty Trust Bank plc (Banks)†	44,934,400	3,918,052

Lafarge Africa plc (Materials)†	1,100,000	183,365

Nigerian Breweries plc (Food, Beverage & Tobacco)†	3,894,100	1,564,557

Zenith Bank plc (Banks)†	69,632,792	3,394,999

		11,379,351

Pakistan - 10.2%

Engro Corp., Ltd. (Materials)†	1,664,092	5,602,178

Lucky Cement Ltd. (Materials)†	741,400	6,242,223

Maple Leaf Cement Factory Ltd. (Materials)†	3,559,000	4,182,122

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 92.5% (continued)
Pakistan - 10.2% (continued)

MCB Bank Ltd. (Banks)†	3,753,100	$7,789,096

Oil & Gas Development Co., Ltd. (Energy)†	2,314,900	3,409,437

Pakistan Petroleum Ltd. (Energy)†	5,142,897	7,794,933

United Bank Ltd. (Banks)†	2,655,400	6,295,171

		41,315,160

Peru - 6.1%

Alicorp SAA (Food, Beverage & Tobacco)	4,570,546	10,849,543

Credicorp Ltd. (Banks)	78,416	12,049,402

Ferreycorp SAA (Capital Goods)	3,366,100	1,940,534

		24,839,479

Philippines - 13.2%

Bank of the Philippine Islands (Banks)†	4,774,592	10,011,881

BDO Unibank Inc. (Banks)†	1,998,368	4,793,401

International Container Terminal Services Inc. (Transportation)†	2,740,720	4,879,741

Jollibee Foods Corp. (Consumer Services)	2,457,100	10,327,049

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	4,510,100	7,167,342

Security Bank Corp. (Banks)†	1,438,700	6,136,330

Universal Robina Corp. (Food, Beverage & Tobacco)†	2,970,700	10,225,773

		53,541,517

Qatar - 0.5%

Qatar National Bank SAQ (Banks)†	48,290	1,906,500

Romania - 3.2%

Banca Transilvania SA (Banks)†	19,900,947	13,179,051

Senegal - 0.9%

Sonatel (Telecommunication Services)	94,200	3,754,346

Slovenia - 0.6%

Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	45,024	2,566,846

Sri Lanka - 0.6%

Commercial Bank of Ceylon plc (Banks)†	1,141,393	1,085,236

	Shares	Value
COMMON STOCKS - 92.5% (continued)
Sri Lanka - 0.6% (continued)

John Keells Holdings plc (Capital Goods)†	1,257,142	$1,329,294

		2,414,530

Tanzania - 1.2%

Tanzania Breweries Ltd. (Food, Beverage & Tobacco)	939,066	4,747,850

Thailand - 0.9%

Home Product Center pcl, Reg S (Retailing)†	6,507,594	1,824,910

Siam Commercial Bank pcl, Reg S (Banks)†	393,600	1,775,126

		3,600,036

Turkey - 0.4%

Turkiye Garanti Bankasi AS (Banks)†	674,500	1,820,548

Ukraine - 1.7%

Kernel Holding SA (Food, Beverage & Tobacco)†	273,600	4,869,379

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	211,539	2,178,603

		7,047,982

United Arab Emirates - 2.7%

Agthia Group PJSC (Food, Beverage & Tobacco)*†	2,781,116	4,730,794

DP World Ltd. (Transportation)†	47,500	970,326

Emaar Properties PJSC (Real Estate)†	2,794,400	5,456,576

		11,157,696

United Kingdom - 1.8%

BGEO Group plc (Banks)†	37,900	1,767,044

Nostrum Oil & Gas plc (Energy)*†	951,900	5,525,138

		7,292,182

United States - 1.1%

PriceSmart Inc. (Food & Staples Retailing)	53,688	4,668,172

Vietnam - 6.9%

Hoa Phat Group JSC (Materials)†	10,958,752	14,161,608

Masan Group Corp. (Food, Beverage & Tobacco)†	2,062,350	4,030,469

PetroVietnam Drilling & Well Services JSC (Energy)*†	924,303	718,941

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 92.5% (continued)
Vietnam - 6.9% (continued)

Vietnam Dairy Products JSC (Food, Beverage & Tobacco)†	1,400,500	$9,114,971

		28,025,989

Total Common Stocks (Cost $336,909,499)		$376,403,278

PREFERRED STOCKS - 2.1%
Colombia - 2.1%

Bancolombia SA - Sponsored ADR (Banks)	221,468	8,745,771

Total Preferred Stocks (Cost $8,082,668)		$8,745,771

PARTICIPATION NOTES - 4.4%

Saudi Arabia - 4.4%

Al Rajhi Bank, Issued by JP Morgan Structured Products, Maturity Date 12/5/19 (Banks)^†	181,800	3,057,393

Herfy Food Services Co., Issued by JP Morgan Structured Products, Maturity Date 1/7/19 (Consumer Services)^†	142,800	3,046,197

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 1/22/18 (Retailing)^†	210,900	7,661,064

Saudi British Bank, Issued by JP Morgan Structured Products, Maturity Date 12/2/19 (Banks)^†	677,900	4,083,397

		17,848,051

Total Participation Notes (Cost $23,416,659)		$17,848,051

	Shares	Value
SHORT TERM INVESTMENTS - 3.3%
Northern Institutional Funds - Treasury Portfolio, 0.60% (Money Market Fund)	13,221,787	$13,221,787

Total Short Term Investments (Cost $13,221,787)		$13,221,787

Total Investments — 102.3%

(Cost $381,630,613)		$416,218,887

Liabilities Less Other Assets - (2.3)%		(9,334,394)

Net Assets — 100.0%		$406,884,493

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
^	Securities exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.4% of net assets as of April 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

Industry	Percentage of Net Assets
Banks	34.9%

Capital Goods	0.8

Consumer Durables & Apparel	0.8

Consumer Services	3.9

Diversified Financials	0.2

Energy	6.3

Food & Staples Retailing	2.9

Food, Beverage & Tobacco	16.9

Health Care Equipment & Services	1.0

Materials	11.6

Media	1.0

Money Market Fund	3.2

Pharmaceuticals, Biotechnology & Life Sciences	3.8

Real Estate	1.8

Retailing	2.3

Software & Services	0.8

Technology Hardware & Equipment	0.7

Telecommunication Services	7.3

Transportation	2.1

Total Investments	102.3

Liabilities Less Other Assets	(2.3)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)

	Shares	Value
COMMON STOCKS - 97.0%
Argentina - 1.0%

Banco Macro SA - ADR (Banks)	250	$21,430

Globant SA (Software & Services)*	290	10,988

Grupo Clarin SA - GDR, Class B, Reg S (Media)†	250	7,865

Grupo Financiero Galicia SA - ADR (Banks)	310	12,112

		52,395

Australia - 0.5%

CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	180	17,875

TPG Telecom Ltd. (Telecommunication Services)†	1,810	7,990

		25,865

Brazil - 0.3%

BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (Diversified Financials)*	1,200	7,187

Ultrapar Participacoes SA - Sponsored ADR (Energy)	340	7,541

		14,728

Canada - 1.2%

Alimentation Couche-Tard Inc. (Food & Staples Retailing)	800	37,689

Cenovus Energy Inc. (Energy)	1,500	14,956

Encana Corp. (Energy)	1,110	11,877

		64,522

China - 4.7%

51job Inc. - ADR (Commercial & Professional Services)*	320	13,117

ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	3,000	8,434

Baidu Inc. - Sponsored ADR (Software & Services)*	40	7,209

China Merchants Port Holdings (Transportation)†	2,000	5,715

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	130	6,932

Ctrip.com International Ltd. - ADR (Retailing)*	170	8,587

ENN Energy Holdings Ltd. (Utilities)†	2,000	10,834

	Shares	Value
COMMON STOCKS - 97.0% (continued)
China - 4.7% (continued)

Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	9,500	$30,997

Haitian International Holdings Ltd. (Capital Goods)†	4,000	9,787

Hengan International Group Co., Ltd. (Household & Personal Products)†	1,000	7,490

JD.com Inc. - ADR (Retailing)*	270	9,469

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	6,000	8,860

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	4,200	32,654

Kweichow Moutai Co., Ltd., Class A (Food, Beverage & Tobacco)†	441	26,434

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,000	6,566

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	12,000	9,860

Sun Art Retail Group Ltd. (Food & Staples Retailing)†	8,000	8,240

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	1,000	8,224

Tencent Holdings Ltd. (Software & Services)†	300	9,384

Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)†	6,000	7,709

Weibo Corp. - Sponsored ADR (Software & Services)*	160	8,938

		245,440

Colombia - 0.5%

Cementos Argos SA - Sponsored ADR (Materials)#†	370	7,483

Ecopetrol SA - Sponsored ADR (Energy)	800	7,312

Grupo Nutresa SA (Food, Beverage & Tobacco)	1,370	11,372

		26,167

Denmark - 0.5%

Coloplast A/S, Class B (Health Care Equipment & Services)†	150	12,838

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 97.0% (continued)
Denmark - 0.5% (continued)

Novozymes A/S, Class B (Materials)†	290	$12,529

		25,367

Egypt - 0.8%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	10,240	43,780

France - 1.5%

Air Liquide SA (Materials)†	190	22,888

Dassault Systemes SE (Software & Services)†	130	11,612

Essilor International SA (Health Care Equipment & Services)†	320	41,460

		75,960

Germany - 3.7%

adidas AG (Consumer Durables & Apparel)†	60	12,020

Allianz SE, Reg S (Insurance)†	60	11,423

Bayer AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)	100	12,374

Bayerische Motoren Werke AG (Automobiles & Components)	350	33,417

Fresenius SE & Co. KGaA (Health Care Equipment & Services)†	130	10,542

Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)†	260	20,389

Henkel AG & Co. KGaA (Household & Personal Products)†	90	10,509

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,940	40,160

Linde AG (Materials)	110	19,765

SAP SE - Sponsored ADR (Software & Services)	110	11,020

Symrise AG (Materials)	160	11,202

		192,821

Hong Kong - 0.7%

AIA Group Ltd. (Insurance)†	1,600	11,068

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	1,000	14,886

	Shares	Value
COMMON STOCKS - 97.0% (continued)
Hong Kong - 0.7% (continued)

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	400	$9,838

		35,792

Hungary - 0.4%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	930	22,531

India - 3.0%

Axis Bank Ltd. (Banks)†	1,040	8,219

Bharti Infratel Ltd. (Telecommunication Services)†	4,020	22,192

Dabur India Ltd. (Household & Personal Products)†	1,710	7,619

Emami Ltd. (Household & Personal Products)†	450	7,415

Hindustan Unilever Ltd. (Household & Personal Products)†	860	12,491

Housing Development Finance Corp., Ltd. (Banks)†	390	9,341

ICICI Bank Ltd. - Sponsored ADR (Banks)	940	8,056

Infosys Ltd. - Sponsored ADR (Software & Services)	480	6,989

ITC Ltd. (Food, Beverage & Tobacco)†	2,090	9,039

Marico Ltd. (Household & Personal Products)†	1,930	9,467

Max Financial Services Ltd. (Insurance)†	1,630	16,606

Pidilite Industries Ltd. (Materials)†	1,120	12,530

Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,790	17,871

United Spirits Ltd. (Food, Beverage & Tobacco)*†	220	6,410

		154,245

Indonesia - 1.2%

Bank Central Asia Tbk PT (Banks)†	34,500	45,735

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	8,500	8,224

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 97.0% (continued)
Indonesia - 1.2% (continued)

Kalbe Farma Tbk PT (Pharmaceuticals, Biotechnology & Life Sciences)†	62,500	$7,425

		61,384

Israel - 0.9%

Check Point Software Technologies Ltd. (Software & Services)*	450	46,804

Italy - 0.4%

Tenaris SA - ADR (Energy)	720	22,486

Japan - 9.9%

ABC-Mart Inc. (Retailing)†	200	11,109

Dentsu Inc. (Media)†	500	28,211

Hakuhodo DY Holdings Inc. (Media)†	3,100	37,782

JGC Corp. (Capital Goods)†	1,300	22,718

Kakaku.com Inc. (Software & Services)†	600	8,652

Kao Corp. (Household & Personal Products)†	600	33,098

Keyence Corp. (Technology Hardware & Equipment)†	70	28,164

Komatsu Ltd. (Capital Goods)†	1,600	42,728

Kubota Corp. (Capital Goods)†	1,600	25,202

Lawson Inc. (Food & Staples Retailing)†	300	19,918

M3 Inc. (Health Care Equipment & Services)†	400	10,227

Makita Corp. (Capital Goods)†	1,200	42,804

MISUMI Group Inc. (Capital Goods)†	2,200	41,676

Mitsubishi Estate Co., Ltd. (Real Estate)†	500	9,558

NGK Insulators Ltd. (Capital Goods)†	700	14,979

Nidec Corp. (Capital Goods)†	400	36,707

Nomura Research Institute Ltd. (Software & Services)†	330	11,500

Park24 Co., Ltd. (Commercial & Professional Services)†	400	10,321

Pigeon Corp. (Household & Personal Products)†	400	12,384

Rinnai Corp. (Consumer Durables & Apparel)†	120	9,971

Stanley Electric Co., Ltd. (Automobiles & Components)†	500	14,628

	Shares	Value
COMMON STOCKS - 97.0% (continued)
Japan - 9.9% (continued)

Suruga Bank Ltd. (Banks)†	1,600	$33,481

Sysmex Corp. (Health Care Equipment & Services)†	200	12,169

		517,987

Mexico - 1.3%

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	110	7,998

El Puerto de Liverpool SAB de CV, Series C1 (Retailing)	1,100	8,486

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	90	8,104

Grupo Financiero Banorte SAB de CV, Series O (Banks)	1,400	8,102

Grupo Financiero Santander Mexico SAB de CV, Series B - ADR (Banks)	1,000	9,110

Grupo Televisa SAB - Sponsored ADR (Media)	350	8,505

Kimberly-Clark de Mexico SAB de CV, Series A (Household & Personal Products)	3,900	8,324

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	3,700	8,353

		66,982

Netherlands - 0.2%

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	90	11,866

Panama - 0.2%

Copa Holdings SA, Class A (Transportation)	70	8,149

Peru - 0.6%

Alicorp SAA (Food, Beverage & Tobacco)	9,290	22,053

Credicorp Ltd. (Banks)	50	7,683

		29,736

Philippines - 2.0%

Bank of the Philippine Islands (Banks)†	21,510	45,104

International Container Terminal Services Inc. (Transportation)†	7,290	12,980

Jollibee Foods Corp. (Consumer Services)	1,710	7,187

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,510	16,702

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 97.0% (continued)

Philippines - 2.0% (continued)

Security Bank Corp. (Banks)†	3,360	$14,331

Universal Robina Corp. (Food, Beverage & Tobacco)†	2,230	7,676

		103,980

Qatar - 0.1%

Qatar Electricity & Water Co. QSC (Utilities)†	120	6,855

Russia - 0.9%

LUKOIL PJSC - Sponsored ADR (Energy)	130	6,442

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	300	10,483

Moscow Exchange MICEX-RTS PJSC (Diversified Financials)†	3,590	7,247

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	50	6,050

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	620	7,369

Yandex NV, Class A (Software & Services)*	350	9,541

		47,132

Singapore - 1.6%

DBS Group Holdings Ltd. (Banks)†	3,000	41,662

Oversea-Chinese Banking Corp. Ltd. (Banks)†	6,000	42,193

		83,855

South Africa - 0.9%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	360	7,468

Discovery Ltd. (Insurance)†	850	8,509

Massmart Holdings Ltd. (Food & Staples Retailing)†	760	7,353

Naspers Ltd., Class N (Media)†	50	9,490

Sasol Ltd. (Materials)†	250	7,641

Standard Bank Group Ltd. (Banks)†	640	7,119

		47,580

South Korea - 0.4%

Coway Co., Ltd. (Consumer Durables & Apparel)†	90	7,953

Hankook Tire Co., Ltd. (Automobiles & Components)†	150	7,765

	Shares	Value
COMMON STOCKS - 97.0% (continued)

South Korea - 0.4% (continued)

NAVER Corp. (Software & Services)†	10	$7,025

		22,743

Spain - 1.5%

Amadeus IT Group SA (Software & Services)†	210	11,320

Banco Bilbao Vizcaya Argentaria SA (Banks)†	1,436	11,489

Banco Santander SA (Banks)†	1,840	11,994

Bankinter SA (Banks)†	4,810	42,339

		77,142

Sweden - 1.4%

Assa Abloy AB, Class B (Capital Goods)†	1,930	41,787

Hexagon AB, Class B (Technology Hardware & Equipment)†	270	11,757

Intrum Justitia AB (Commercial & Professional Services)†	290	11,517

Skandinaviska Enskilda Banken AB, Class A (Banks)†	900	10,362

		75,423

Switzerland - 3.6%

Cie Financiere Richemont SA, Reg S (Consumer Durables & Apparel)†	140	11,696

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	60	12,271

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	540	41,579

Novartis AG - Sponsored ADR (Pharmaceuticals, Biotechnology & Life Sciences)	540	41,596

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	170	44,464

SGS SA, Reg S (Commercial & Professional Services)†	10	22,508

Temenos Group AG, Reg S (Software & Services)*†	140	12,114

		186,228

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 97.0% (continued)
Taiwan - 1.3%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	1,000	$8,084

Airtac International Group (Capital Goods)†	1,000	11,418

Delta Electronics Inc. (Technology Hardware & Equipment)†	1,000	5,635

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	700	7,664

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	60	9,962

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	25,678

		68,441

Thailand - 0.2%

Siam Commercial Bank pcl, Reg S (Banks)†	1,800	8,118

Turkey - 0.3%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	510	8,331

Turkiye Garanti Bankasi AS - ADR (Banks)	3,380	9,227

		17,558

United Arab Emirates - 1.0%

Agthia Group PJSC (Food, Beverage & Tobacco)*†	10,180	17,317

DP World Ltd. (Transportation)†	720	14,708

Emaar Properties PJSC (Real Estate)†	9,900	19,331

		51,356

United Kingdom - 3.9%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	970	10,759

BBA Aviation plc (Transportation)†	2,830	11,409

BGEO Group plc (Banks)†	320	14,920

Burberry Group plc (Consumer Durables & Apparel)†	520	10,854

Diageo PLC (Food, Beverage & Tobacco)*†	1,040	30,289

Halma PLC (Technology Hardware & Equipment)*†	820	11,174

	Shares	Value
COMMON STOCKS - 97.0% (continued)
United Kingdom - 3.9% (continued)

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	440	$11,045

HSBC Holdings plc - Sponsored ADR (Banks)	920	37,876

Rathbone Brothers PLC (Diversified Financials)†	780	23,718

Reckitt Benckiser Group plc (Household & Personal Products)†	110	10,131

Rotork plc (Capital Goods)†	3,050	9,704

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	170	10,017

St James’s Place PLC (Insurance)†	750	11,138

		203,034

United States - 44.4%

Accenture plc, Class A (Software & Services)	380	46,094

Adobe Systems Inc. (Software & Services)*	90	12,037

Air Products & Chemicals Inc. (Materials)	320	44,960

Allegion plc (Capital Goods)	450	35,388

Alphabet Inc., Class A (Software & Services)*	60	55,471

Amazon.com Inc. (Retailing)*	45	41,625

AmerisourceBergen Corp. (Health Care Equipment & Services)	610	50,051

Amphenol Corp., Class A (Technology Hardware & Equipment)	700	50,617

Apple Inc. (Technology Hardware & Equipment)	420	60,333

Automatic Data Processing Inc. (Software & Services)	490	51,200

BorgWarner Inc. (Automobiles & Components)	240	10,147

Bristol-Myers Squibb Co. (Pharmaceuticals, Biotechnology & Life Sciences)	780	43,719

Cerner Corp. (Health Care Equipment & Services)*	610	39,497

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 97.0% (continued)
United States - 44.4% (continued)

Church & Dwight Co., Inc. (Household & Personal Products)	1,080	$53,492

Cisco Systems Inc. (Technology Hardware & Equipment)	1,560	53,149

Cognizant Technology Solutions Corp., Class A (Software & Services)*	170	10,239

Deere & Co. (Capital Goods)	480	53,573

DENTSPLY SIRONA Inc. (Health Care Equipment & Services)	800	50,592

eBay Inc. (Software & Services)*	1,070	35,749

Ecolab Inc. (Materials)	400	51,636

EPAM Systems Inc. (Software & Services)*	150	11,550

Equifax Inc. (Commercial & Professional Services)	80	10,825

Estee Lauder Cos., Inc., Class A (Household & Personal Products)	610	53,155

F5 Networks Inc. (Technology Hardware & Equipment)*	180	23,243

Facebook Inc., Class A (Software & Services)*	270	40,567

Fiserv Inc. (Software & Services)*	450	53,613

Guidewire Software Inc. (Software & Services)*	180	11,068

Helmerich & Payne Inc. (Energy)	180	10,915

Henry Schein Inc. (Health Care Equipment & Services)*	310	53,878

International Flavors & Fragrances Inc. (Materials)	230	31,876

IPG Photonics Corp. (Technology Hardware & Equipment)*	100	12,632

JPMorgan Chase & Co. (Banks)	570	49,590

Lazard Ltd., Class A (Diversified Financials)	1,160	49,810

Lululemon Athletica Inc. (Consumer Durables & Apparel)*	290	15,080

Mastercard Inc., Class A (Software & Services)	290	33,733

McDonald’s Corp. (Consumer Services)	390	54,573

Mettler-Toledo International Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	30	15,403

	Shares	Value
COMMON STOCKS - 97.0% (continued)
United States - 44.4% (continued)

Microsoft Corp. (Software & Services)	670	$45,868

Monsanto Co. (Materials)	440	51,308

Palo Alto Networks Inc. (Technology Hardware & Equipment)*	100	10,841

PayPal Holdings Inc. (Software & Services)*	240	11,453

Praxair Inc. (Materials)	390	48,742

Priceline Group Inc. (Retailing)*	7	12,928

Procter & Gamble Co. (Household & Personal Products)	560	48,905

Prudential Financial Inc. (Insurance)	460	49,234

Red Hat Inc. (Software & Services)*	120	10,570

Regeneron Pharmaceuticals Inc (Pharmaceuticals, Biotechnology & Life Sciences)*	130	50,504

Reinsurance Group of America Inc. (Insurance)	380	47,515

Roper Technologies Inc. (Capital Goods)	260	56,862

salesforce.com Inc. (Software & Services)*	130	11,196

Schlumberger Ltd. (Energy)	280	20,325

Sensata Technologies Holding NV (Capital Goods)*	240	9,883

Signature Bank (Banks)*	320	44,304

T Rowe Price Group Inc. (Diversified Financials)	630	44,661

TechnipFMC plc (Energy)*	1,100	33,143

Texas Instruments Inc. (Semiconductors & Semiconductor Equipment)	390	30,880

Tractor Supply Co. (Retailing)	630	39,003

Verisk Analytics Inc. (Commercial & Professional Services)*	580	48,030

Visa Inc., Class A (Software & Services)	260	23,717

WABCO Holdings Inc. (Capital Goods)*	140	16,642

Walgreens Boots Alliance Inc. (Food & Staples Retailing)	550	47,597

Walt Disney Co. (Media)	460	53,176

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 97.0% (continued)
United States - 44.4% (continued)

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	200	$33,978

Workday Inc., Class A (Software & Services)*	140	12,236

Zoetis Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	380	21,322

		2,315,903

Total Common Stocks (Cost $4,663,009)		$5,060,355

PREFERRED STOCKS - 0.9%
Brazil - 0.3%

Banco Bradesco SA - ADR (Banks)*	870	9,178

Itau Unibanco Holding SA - Sponsored ADR (Banks)	730	8,979

		18,157

South Korea - 0.3%

LG Household & Health Care Ltd. (Household & Personal Products)†	20	9,374

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	10	7,657

		17,031

Spain - 0.3%

Grifols SA - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	660	14,329

Total Preferred Stocks (Cost $38,267)		$49,517

	Shares	Value
SHORT TERM INVESTMENTS - 1.3%
Northern Institutional Funds - Treasury Portfolio, 0.60% (Money Market Fund)	66,746	$66,746

Total Short Term Investments (Cost $66,746)		$66,746

Total Investments — 99.2%

(Cost $4,768,022)		$5,176,618

Other Assets Less Liabilities - 0.8%		40,250

Net Assets — 100.0%		$5,216,868

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

Industry	Percentage of Net Assets

Automobiles & Components	1.9%

Banks	12.1

Capital Goods	9.0

Commercial & Professional Services	2.2

Consumer Durables & Apparel	1.7

Consumer Services	1.2

Diversified Financials	2.7

Energy	2.7

Food & Staples Retailing	3.2

Food, Beverage & Tobacco	3.8

Health Care Equipment & Services	5.4

Household & Personal Products	5.4

Insurance	3.0

Materials	6.2

Media	2.8

Money Market Fund	1.3

Pharmaceuticals, Biotechnology & Life Sciences	8.8

Real Estate	0.6

Retailing	2.5

Semiconductors & Semiconductor Equipment	2.4

Software & Services	12.3

Technology Hardware & Equipment	5.8

Telecommunication Services	0.7

Transportation	1.2

Utilities	0.3

Total Investments	99.2

Other Assets Less Liabilities	0.8

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)

	Shares	Value
COMMON STOCKS - 95.8%
Argentina - 1.1%

Banco Macro SA - ADR (Banks)	350	$30,002

Globant SA (Software & Services)*	610	23,113

Grupo Clarin SA, Class B - GDR Reg S (Media)†	750	23,595

Grupo Financiero Galicia SA - ADR (Banks)	640	25,005

		101,715

Australia - 1.2%

CSL Ltd. (Pharmaceuticals,

Biotechnology & Life Sciences)†	580	57,598

TPG Telecom Ltd. (Telecommunication Services)†	12,320	54,383

		111,981

Brazil - 0.5%

BM&FBovespa SA - Bolsa de

Valores Mercadorias e Futuros (Diversified Financials)*	3,900	23,358

Ultrapar Participacoes SA - Sponsored ADR (Energy)	990	21,958

		45,316

Canada - 1.9%

Alimentation Couche-Tard Inc. (Food & Staples Retailing)	1,700	80,090

Cenovus Energy Inc. (Energy)	4,700	46,861

Encana Corp. (Energy)	4,560	48,792

		175,743

China - 5.7%

51job Inc. - ADR (Commercial & Professional Services)*	670	27,463

ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	7,600	21,366

Baidu Inc. - Sponsored ADR (Software & Services)*	120	21,628

China Merchants Port Holdings (Transportation)†	9,000	25,718

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	410	21,861

Ctrip.com International Ltd. - ADR (Retailing)*	500	25,255

ENN Energy Holdings Ltd. (Utilities)†	3,100	16,793

	Shares	Value
COMMON STOCKS - 95.8% (continued)
China - 5.7% (continued)

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)†	7,200	$25,420

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)	4,900	23,446

Haitian International Holdings Ltd. (Capital Goods)†	12,400	30,339

Hengan International Group Co. Ltd. (Household & Personal Products)†	2,500	18,726

JD.com Inc. - ADR (Retailing)*	830	29,108

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	16,000	23,627

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,900	22,549

Kweichow Moutai Co., Ltd., Class A (Food, Beverage & Tobacco)†	400	23,977

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,770	24,755

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	24,000	19,720

Sun Art Retail Group Ltd. (Food & Staples Retailing)†	22,500	23,176

Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)†	3,000	24,673

Tencent Holdings Ltd. (Software & Services)†	1,000	31,279

Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)†	21,150	27,174

Weibo Corp. - Sponsored ADR (Software & Services)*	360	20,110

		528,163
Colombia - 0.8%

Cementos Argos SA - Sponsored ADR (Materials)#†	1,390	28,112

Ecopetrol SA - Sponsored ADR (Energy)	2,280	20,839

Grupo Nutresa SA (Food, Beverage & Tobacco)	2,920	24,237

		73,188

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 95.8% (continued)
Denmark - 1.6%

Coloplast A/S, Class B (Health Care Equipment & Services)†	630	$53,922

Novozymes A/S, Class B (Materials)†	2,180	94,182

		148,104

Egypt - 0.2%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	4,490	19,196

France - 3.0%

Air Liquide SA (Materials)†	760	91,554

Dassault Systemes SE (Software & Services)†	1,010	90,213

Essilor International SA (Health Care Equipment & Services)†	730	94,581

		276,348

Germany - 10.1%

adidas AG (Consumer Durables & Apparel)†	480	96,158

Allianz SE, Reg S (Insurance)†	430	81,867

Bayer AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)	840	103,945

Bayerische Motoren Werke AG (Automobiles & Components)	860	82,110

Fresenius SE & Co. KGaA (Health Care Equipment & Services)†	1,050	85,147

Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)†	560	43,915

Henkel AG & Co. KGaA (Household & Personal Products)†	810	94,584

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	3,580	74,110

Linde AG (Materials)	510	91,637

SAP SE - Sponsored ADR (Software & Services)	950	95,171

Symrise AG (Materials)	1,140	79,811

		928,455

Hong Kong - 2.5%

AIA Group Ltd. (Insurance)†	12,400	85,773

	Shares	Value
COMMON STOCKS - 95.8% (continued)
Hong Kong - 2.5% (continued)

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	6,400	$95,273

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	1,900	46,730

		227,776

Hungary - 0.5%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,980	47,969

India - 3.6%

Axis Bank Ltd. (Banks)†	3,160	24,974

Bharti Infratel Ltd. (Telecommunication Services)†	5,040	27,822

Dabur India Ltd. (Household & Personal Products)†	5,390	24,016

Emami Ltd. (Household & Personal Products)†	1,420	23,397

Hindustan Unilever Ltd. (Household & Personal Products)†	1,630	23,675

Housing Development Finance Corp., Ltd. (Banks)†	1,080	25,867

ICICI Bank Ltd. - Sponsored ADR (Banks)	2,590	22,196

Infosys Ltd. - Sponsored ADR (Software & Services)	1,500	21,840

ITC Ltd. (Food, Beverage & Tobacco)†	6,040	26,121

Marico Ltd. (Household & Personal Products)†	5,120	25,115

Max Financial Services Ltd. (Insurance)†	2,340	23,839

Pidilite Industries Ltd. (Materials)†	1,690	18,907

Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,130	21,266

United Spirits Ltd. (Food, Beverage & Tobacco)*†	640	18,649

		327,684

Indonesia - 0.8%

Bank Central Asia Tbk PT (Banks)†	21,000	27,839

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 95.8% (continued)
Indonesia - 0.8% (continued)

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	25,500	$24,671

Kalbe Farma Tbk PT (Pharmaceuticals, Biotechnology & Life Sciences)†	162,000	19,246

		71,756

Israel - 1.0%

Check Point Software Technologies Ltd. (Software & Services)*	900	93,609

Italy - 0.6%

Tenaris SA - ADR (Energy)	1,620	50,593

Japan - 20.4%

ABC-Mart Inc. (Retailing)†	1,340	74,428

Dentsu Inc. (Media)†	1,520	85,762

Hakuhodo DY Holdings Inc. (Media)†	6,790	82,754

JGC Corp. (Capital Goods)†	5,000	87,376

Kakaku.com Inc. (Software & Services)†	2,300	33,167

Kao Corp. (Household & Personal Products)†	1,800	99,294

Keyence Corp. (Technology Hardware & Equipment)†	100	40,234

Komatsu Ltd. (Capital Goods)†	3,500	93,467

Kubota Corp. (Capital Goods)†	5,400	85,058

Lawson Inc. (Food & Staples Retailing)†	1,280	84,985

M3 Inc. (Health Care Equipment & Services)†	2,100	53,690

Makita Corp. (Capital Goods)†	2,200	78,475

MISUMI Group Inc. (Capital Goods)†	5,100	96,613

Mitsubishi Estate Co., Ltd. (Real Estate)†	5,000	95,577

MonotaRO Co., Ltd. (Capital Goods)†	1,400	45,608

NGK Insulators Ltd. (Capital Goods)†	4,150	88,807

Nidec Corp. (Capital Goods)†	920	84,427

Nomura Research Institute Ltd. (Software & Services)†	2,202	76,735

Park24 Co., Ltd. (Commercial & Professional Services)†	3,400	87,733

Pigeon Corp. (Household & Personal Products)†	1,600	49,535

	Shares	Value
COMMON STOCKS - 95.8% (continued)
Japan - 20.4% (continued)

Rinnai Corp. (Consumer Durables & Apparel)†	1,100	$91,398

Stanley Electric Co., Ltd. (Automobiles & Components)†	3,200	93,619

Suruga Bank Ltd. (Banks)†	4,170	87,259

Sysmex Corp. (Health Care Equipment & Services)†	1,400	85,181

		1,881,182

Mexico - 2.4%

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	530	38,536

El Puerto de Liverpool SAB de CV, Series C1 (Retailing)	3,000	23,144

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	240	21,610

Grupo Financiero Banorte SAB de CV, Series O (Banks)	4,900	28,358

Grupo Financiero Santander Mexico SAB de CV, Series B - ADR (Banks)	2,830	25,781

Grupo Televisa SAB - Sponsored ADR (Media)	990	24,057

Kimberly-Clark de Mexico SAB de CV, Series A (Household & Personal Products)	11,500	24,545

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	14,400	32,510

		218,541

Netherlands - 0.6%

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	410	54,058

Panama - 0.3%

Copa Holdings SA, Class A (Transportation)	210	24,448

Peru - 0.8%

Alicorp SAA (Food, Beverage & Tobacco)	20,970	49,778

Credicorp Ltd. (Banks)	180	27,659

		77,437

Philippines - 1.5%

Bank of the Philippine Islands (Banks)†	11,760	24,660

International Container Terminal Services Inc. (Transportation)†	13,150	23,413

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 95.8% (continued)
Philippines - 1.5% (continued)

Jollibee Foods Corp. (Consumer Services)	5,870	$24,671

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	12,380	19,674

Security Bank Corp. (Banks)†	4,950	21,113

Universal Robina Corp. (Food, Beverage & Tobacco)†	7,270	25,025

		138,556

Qatar - 0.2%

Qatar Electricity & Water Co. QSC (Utilities)†	340	19,421

Russia - 1.8%

LUKOIL PJSC - Sponsored ADR (Energy)	530	26,262

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	530	18,520

Moscow Exchange MICEX-RTS PJSC (Diversified Financials)†	14,560	29,392

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	220	26,622

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	3,180	37,795

Yandex NV, Class A (Software & Services)*	970	26,442

		165,033

Singapore - 1.9%

DBS Group Holdings Ltd. (Banks)†	6,250	86,796

Oversea-Chinese Banking Corp. Ltd. (Banks)†	13,100	92,121

		178,917

South Africa - 1.6%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,040	21,573

Discovery Ltd. (Insurance)†	1,990	19,921

Massmart Holdings Ltd. (Food & Staples Retailing)†	2,670	25,832

Naspers Ltd., Class N (Media)†	150	28,469

Sasol Ltd. (Materials)†	780	23,841

Standard Bank Group Ltd. (Banks)†	2,670	29,702

		149,338

	Shares	Value
COMMON STOCKS - 95.8% (continued)
South Korea - 0.8%

Coway Co., Ltd. (Consumer Durables & Apparel)†	230	$20,325

Hankook Tire Co., Ltd. (Automobiles & Components)†	490	25,365

NAVER Corp. (Software & Services)†	38	26,693

		72,383

Spain - 3.7%

Amadeus IT Group SA (Software & Services)†	1,720	92,720

Banco Bilbao Vizcaya Argentaria SA (Banks)†	6,144	49,155

Banco Santander SA (Banks)†	15,680	102,210

Bankinter SA (Banks)†	10,520	92,600

		336,685

Sweden - 4.0%

Assa Abloy AB, Class B (Capital Goods)†	4,570	98,948

Hexagon AB, Class B (Technology Hardware & Equipment)†	2,230	97,104

Intrum Justitia AB (Commercial & Professional Services)†	2,380	94,517

Skandinaviska Enskilda Banken AB, Class A (Banks)†	7,050	81,166

		371,735

Switzerland - 6.8%

Cie Financiere Richemont SA, Reg S (Consumer Durables & Apparel)†	1,180	98,584

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	460	94,075

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	1,010	77,769

Novartis AG - Sponsored ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,140	87,814

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	340	88,927

SGS SA, Reg S (Commercial & Professional Services)†	37	83,279

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 95.8% (continued)
Switzerland - 6.8% (continued)

Temenos Group AG, Reg S (Software & Services)*†	1,140	$98,642

		629,090

Taiwan - 1.7%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	3,000	24,250

Airtac International Group (Capital Goods)†	2,400	27,403

Delta Electronics Inc. (Technology Hardware & Equipment)†	3,000	16,905

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	2,000	21,898

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	230	38,187

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	25,678

		154,321

Thailand - 0.3%

Siam Commercial Bank pcl, Reg S (Banks)†	5,700	25,707

Turkey - 0.6%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	1,590	25,973

Turkiye Garanti Bankasi AS - ADR (Banks)	11,240	30,685

		56,658

United Arab Emirates - 1.0%

Agthia Group PJSC (Food, Beverage & Tobacco)*†	10,250	17,436

DP World Ltd. (Transportation)†	1,070	21,858

Emaar Properties PJSC (Real Estate)†	25,610	50,008

		89,302

United Kingdom - 10.3%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	4,030	44,702

BBA Aviation plc (Transportation)†	14,240	57,405

BGEO Group plc (Banks)†	1,330	62,010

Burberry Group plc (Consumer Durables & Apparel)†	4,000	83,492

	Shares	Value
COMMON STOCKS - 95.8% (continued)
United Kingdom - 10.3% (continued)

Diageo plc (Food, Beverage & Tobacco)*†	3,180	$92,615

Halma plc (Technology Hardware & Equipment)*†	6,140	83,672

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	3,390	85,100

HSBC Holdings plc - Sponsored ADR (Banks)	1,990	81,928

Nostrum Oil & Gas plc (Energy)*†	7,320	42,488

Rathbone Brothers PLC (Diversified Financials)†	1,090	33,144

Reckitt Benckiser Group plc (Household & Personal Products)†	1,020	93,938

Rotork plc (Capital Goods)†	14,391	45,786

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	1,510	88,972

St James’s Place PLC (Insurance)†	3,490	51,831

		947,083

Total Common Stocks (Cost $7,890,817)		$8,817,491

PREFERRED STOCKS - 2.4%
Brazil - 0.6%

Banco Bradesco SA - ADR (Banks)*	2,228	23,506

Itau Unibanco Holding SA - Sponsored ADR (Banks)	2,710	33,333

		56,839

South Korea - 0.7%

LG Household & Health Care Ltd. (Household & Personal Products)†	44	20,622

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	58	44,414

		65,036

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
PREFERRED STOCKS - 2.4% (continued)
Spain - 1.1%

Grifols SA - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	4,830	$104,859

Total Preferred Stocks (Cost $160,067)		$226,734

	Shares	Value
SHORT TERM INVESTMENTS - 1.8%

Northern Institutional Funds - Treasury Portfolio, 0.60% (Money Market Fund)	164,308	$164,308

Total Short Term Investments (Cost $164,308)		$164,308

Total Investments — 100.0%

(Cost $8,215,192)		$9,208,533

Liabilities Less Other Assets - 0.0%		(3,614)

Net Assets — 100.0%		$9,204,919

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets

Automobiles & Components	2.5%

Banks	13.5

Capital Goods	9.4

Commercial & Professional Services	3.2

Consumer Durables & Apparel	5.2

Consumer Services	0.3

Diversified Financials	1.4

Energy	3.1

Food & Staples Retailing	3.4

Food, Beverage & Tobacco	4.8

Health Care Equipment & Services	4.0

Household & Personal Products	5.4

Insurance	2.9

Materials	4.6

Media	2.7

Money Market Fund	1.8

Pharmaceuticals, Biotechnology & Life Sciences	10.3

Real Estate	1.6

Retailing	1.6

Semiconductors & Semiconductor Equipment	2.7

Software & Services	8.2

Technology Hardware & Equipment	4.0

Telecommunication Services	1.1

Transportation	1.9

Utilities	0.4

Total Investments	100.0

Liabilities Less Other Assets	0.0

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)

	Shares	Value
COMMON STOCKS - 92.9%
Argentina - 2.1%

Banco Macro SA - ADR (Banks)	510	$43,717

Grupo Clarin SA, Class B - GDR Reg S (Media)†	520	16,359

Grupo Financiero Galicia SA - ADR (Banks)	1,470	57,433

		117,509

Bangladesh - 0.5%

GrameenPhone Ltd. (Telecommunication Services)†	3,400	13,722

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,950	13,453

		27,175

Brazil - 2.4%

BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (Diversified Financials)*	17,900	107,207

Ultrapar Participacoes SA - Sponsored ADR (Energy)	1,290	28,612

		135,819

China - 23.8%

51job Inc. - ADR (Commercial & Professional Services)*	1,130	46,319

ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	18,000	50,603

Baidu Inc. - Sponsored ADR (Software & Services)*	180	32,441

China Merchants Port Holdings (Transportation)†	20,000	57,151

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	1,890	100,775

Ctrip.com International Ltd. - ADR (Retailing)*	910	45,964

ENN Energy Holdings Ltd. (Utilities)†	8,000	43,337

Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	39,800	129,861

Haitian International Holdings Ltd. (Capital Goods)†	25,000	61,168

Hengan International Group Co., Ltd. (Household & Personal Products)†	6,500	48,688

JD.com Inc. - ADR (Retailing)*	1,410	49,449

	Shares	Value
COMMON STOCKS - 92.9% (continued)
China - 23.8% (continued)

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	30,000	$44,300

Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	14,900	115,843

Kweichow Moutai Co., Ltd., Class A (Food, Beverage & Tobacco)†	1,863	111,671

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	13,000	85,361

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	76,000	62,447

Sun Art Retail Group Ltd. (Food & Staples Retailing)†	14,000	14,421

Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)†	7,000	57,570

Tencent Holdings Ltd. (Software & Services)†	3,700	115,733

Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)†	42,000	53,963

Weibo Corp. - Sponsored ADR (Software & Services)*	630	35,192

		1,362,257

Colombia - 1.0%

Cementos Argos SA - Sponsored ADR (Materials)#†	650	13,146

Ecopetrol SA - Sponsored ADR (Energy)	3,450	31,533

Grupo Nutresa SA (Food, Beverage & Tobacco)	1,530	12,700

		57,379

Egypt - 1.1%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	15,390	65,798

Hungary - 1.7%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,100	99,330

India - 12.1%

Axis Bank Ltd. (Banks)†	8,570	67,731

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 92.9% (continued)
India - 12.1% (continued)

Bharti Infratel Ltd. (Telecommunication Services)†	4,820	$26,608

Dabur India Ltd. (Household & Personal Products)†	9,630	42,907

Emami Ltd. (Household & Personal Products)†	830	13,676

Hindustan Unilever Ltd. (Household & Personal Products)†	3,870	56,210

Housing Development Finance Corp., Ltd. (Banks)†	4,700	112,569

ICICI Bank Ltd. - Sponsored ADR (Banks)	9,600	82,272

Infosys Ltd. - Sponsored ADR (Software & Services)	3,660	53,290

ITC Ltd. (Food, Beverage & Tobacco)†	12,650	54,707

Marico Ltd. (Household & Personal Products)†	3,340	16,383

Max Financial Services Ltd. (Insurance)†	3,040	30,971

Pidilite Industries Ltd. (Materials)†	4,150	46,429

Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	7,650	76,377

United Spirits Ltd. (Food, Beverage & Tobacco)*†	400	11,655

		691,785

Indonesia - 3.3%

Bank Central Asia Tbk PT (Banks)†	90,500	119,973

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	55,500	53,695

Kalbe Farma Tbk PT (Pharmaceuticals, Biotechnology & Life Sciences)†	109,400	12,997

		186,665

Kenya - 0.7%

Safaricom Ltd. (Telecommunication Services)†	203,700	37,996

Kuwait - 1.1%

Kuwait Projects Co. Holding KSCP (Diversified Financials)†	7,680	10,475

Mabanee Co. SAK (Real Estate)†	4,570	12,009

	Shares	Value
COMMON STOCKS - 92.9% (continued)
Kuwait - 1.1% (continued)

National Bank of Kuwait SAKP (Banks)†	18,617	$41,605

		64,089

Mexico - 6.7%

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	820	59,622

El Puerto de Liverpool SAB de CV, Series C1 (Retailing)	2,000	15,429

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	1,020	91,841

Grupo Financiero Banorte SAB de CV, Series O (Banks)	5,000	28,937

Grupo Financiero Santander Mexico SAB de CV, Series B - ADR (Banks)	1,800	16,398

Grupo Televisa SAB - Sponsored ADR (Media)	2,150	52,245

Kimberly-Clark de Mexico SAB de CV, Series A (Household & Personal Products)	17,100	36,498

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	37,100	83,757

		384,727

Morocco - 0.4%

Attijariwafa Bank (Banks)†	320	13,198

Maroc Telecom (Telecommunication Services)†	900	12,572

		25,770

Nigeria - 0.2%

Guaranty Trust Bank plc (Banks)†	153,320	13,369

Pakistan - 1.2%

MCB Bank Ltd. (Banks)†	5,500	11,415

Oil & Gas Development Co., Ltd. (Energy)†	23,700	34,906

Pakistan Petroleum Ltd. (Energy)†	7,100	10,761

United Bank Ltd. (Banks)†	5,700	13,513

		70,595

Panama - 0.8%

Copa Holdings SA, Class A (Transportation)	390	45,404

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 92.9% (continued)
Peru - 1.1%

Alicorp SAA (Food, Beverage & Tobacco)	6,050	$14,362

Credicorp Ltd. (Banks)	320	49,171

		63,533

Philippines - 4.5%

Bank of the Philippine Islands (Banks)†	20,920	43,867

International Container Terminal Services Inc. (Transportation)†	8,420	14,991

Jollibee Foods Corp. (Consumer Services)	9,090	38,205

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	8,430	13,397

Security Bank Corp. (Banks)†	8,470	36,126

Universal Robina Corp. (Food, Beverage & Tobacco)†	31,390	108,051

		254,637

Qatar - 0.2%

Qatar Electricity & Water Co. QSC (Utilities)†	210	11,995

Russia - 5.1%

LUKOIL PJSC - Sponsored ADR (Energy)	1,520	75,316

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	720	25,159

Moscow Exchange MICEX-RTS PJSC (Diversified Financials)†	12,500	25,233

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	690	83,496

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	4,380	52,058

Yandex NV, Class A (Software & Services)*	1,200	32,712

		293,974

South Africa - 4.9%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,760	36,509

Discovery Ltd. (Insurance)†	3,620	36,238

Massmart Holdings Ltd. (Food & Staples Retailing)†	1,360	13,158

Naspers Ltd., Class N (Media)†	350	66,427

Sasol Ltd. (Materials)†	1,840	56,240

	Shares	Value
COMMON STOCKS - 92.9% (continued)
South Africa - 4.9% (continued)

Standard Bank Group Ltd. (Banks)†	6,320	$70,305

		278,877

South Korea - 3.2%

Coway Co., Ltd. (Consumer Durables & Apparel)†	580	51,253

Hankook Tire Co., Ltd. (Automobiles & Components)†	1,430	74,025

NAVER Corp. (Software & Services)†	80	56,197

		181,475

Taiwan - 7.3%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	5,000	40,417

Airtac International Group (Capital Goods)†	4,000	45,672

Delta Electronics Inc. (Technology Hardware & Equipment)†	20,000	112,703

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,000	43,795

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	400	66,412

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	17,000	109,132

		418,131

Thailand - 1.3%

Siam Commercial Bank pcl, Reg S (Banks)†	16,100	72,611

Turkey - 1.9%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	2,620	42,798

Turkiye Garanti Bankasi AS - ADR (Banks)	23,330	63,691

		106,489

United Arab Emirates - 3.2%

Agthia Group PJSC (Food, Beverage & Tobacco)*†	6,740	11,465

DP World Ltd. (Transportation)†	3,730	76,196

Emaar Properties PJSC (Real Estate)†	49,480	96,619

		184,280

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

	Shares	Value
COMMON STOCKS - 92.9% (continued)
United Kingdom - 1.1%

BGEO Group plc (Banks)†	1,040	$48,489

Nostrum Oil & Gas plc (Energy)*†	2,220	12,885

		61,374

Total Common Stocks (Cost $4,723,565)		$5,313,043

PREFERRED STOCKS - 4.5%
Brazil - 2.0%

Banco Bradesco SA - ADR (Banks)*	5,620	59,291

Itau Unibanco Holding SA - Sponsored ADR (Banks)	4,720	58,056

		117,347
South Korea - 2.5%

LG Household & Health Care Ltd. (Household & Personal Products)†	60	28,121

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	150	114,864

		142,985

Total Preferred Stocks (Cost $202,429)		$260,332

	Shares	Value
PARTICIPATION NOTES - 1.0%
Saudi Arabia - 1.0%

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 1/22/18 (Retailing)^†	1,210	$43,954

Saudi British Bank, Issued by JP Morgan Structured Products, Maturity Date 12/2/19 (Banks)^†	1,870	11,264

		55,218

Total Participation Notes (Cost $50,050)		$55,218

SHORT TERM INVESTMENTS - 1.0%

Northern Institutional Funds - Treasury Portfolio, 0.60% (Money Market Fund)	60,570	60,570

Total Short Term Investments (Cost $60,570)		$60,570

Total Investments — 99.4%

(Cost $5,036,614)		$5,689,163

Other Assets Less Liabilities - 0.6%		31,899

Net Assets — 100.0%		$5,721,062

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
^	Securities exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.0% of net assets as of April 30, 2017 are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2017 (unaudited)  (continued)

Industry	Percentage of Net Assets
Automobiles & Components	3.6%

Banks	22.8

Capital Goods	1.9

Commercial & Professional Services	0.8

Consumer Durables & Apparel	4.0

Consumer Services	0.7

Diversified Financials	2.5

Energy	4.8

Food & Staples Retailing	3.4

Food, Beverage & Tobacco	9.3

Household & Personal Products	4.2

Insurance	1.2

Materials	2.0

Media	2.4

Money Market Fund	1.0

Pharmaceuticals, Biotechnology & Life Sciences	7.3

Real Estate	1.9

Retailing	2.7

Semiconductors & Semiconductor Equipment	1.9

Software & Services	5.7

Technology Hardware & Equipment	6.8

Telecommunication Services	3.3

Transportation	4.2

Utilities	1.0

Total Investments	99.4

Other Assets Less Liabilities	0.6

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

April 30, 2017 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio
ASSETS:
Investments (cost $613,982,040, $7,159,345,084, and $114,595,309, respectively)	$888,244,385	$8,780,967,622	$140,326,445
Dividends and interest receivable	1,515,783	23,838,939	380,216
Foreign currency (cost $961,866, $0 and $135,489, respectively)	961,866	—	135,518
Receivable for investments sold	8,340,995	—	568
Receivable for Fund shares sold	189,931	21,960,118	260,997
Tax reclaim receivable	895,859	15,003,727	156,772
Prepaid expenses	11,104	302,425	40,728
Total Assets	900,159,923	8,842,072,831	141,301,244
LIABILITIES:
Payable to Investment Adviser	(617,730)	(4,783,473)	(124,825)
Payable for investments purchased	—	(10,959,019)	(1,421,936)
Payable for Fund shares redeemed	(997,438)	(12,847,862)	(53,428)
Payable for distribution fees	—	(263,703)	(9,634)
Deferred capital gains tax	—	—	(428,068)
Other liabilities	(261,943)	(1,753,993)	(81,286)
Total Liabilities	(1,877,111)	(30,608,050)	(2,119,177)
Net Assets	$898,282,812	$8,811,464,781	$139,182,067
ANALYSIS OF NET ASSETS:
Paid in capital	$600,751,360	$7,091,028,043	$114,844,783
Accumulated undistributed net investment income	1,860,344	35,891,330	235,470
Accumulated net realized gain (loss) from investment transactions	21,438,182	63,060,316	(1,189,539)
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	274,232,926	1,621,485,092	25,291,353
Net Assets	$898,282,812	$8,811,464,781	$139,182,067
Net Assets:
Institutional Class	$836,689,997	$8,238,796,190	$98,059,697
Investor Class	—	572,668,591	41,122,370
Advisor Class	61,592,815	—	—
Total Shares Outstanding:
Institutional Class (400,000,000, 500,000,000, and 400,000,000, respectively, $.001 par value shares authorized)	23,108,947	407,652,068	6,674,767
Investor Class ( — , 400,000,000, and 400,000,000, respectively, $.001 par value shares authorized)	—	28,400,724	2,816,037
Advisor Class (400,000,000, — , and — , respectively, $.001 par value shares authorized)	1,701,917	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$36.21	$20.21	$14.69
Investor Class	—	20.16	14.60
Advisor Class	36.19	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities  (continued)

April 30, 2017 (unaudited)

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio
ASSETS:
Investments (cost $3,310,101,773, $2,627,044,924, and $381,630,613, respectively)	$4,003,257,239	$3,456,386,036	$416,218,887
Dividends and interest receivable	10,157,908	8,813,948	1,341,619
Foreign currency (cost $12,934,119, $11,127,380 and $1,297,322, respectively)	13,135,464	11,300,600	1,299,066
Receivable for investments sold	4,388	3,732	—
Receivable for Fund shares sold	7,991,486	4,375,731	446,842
Tax reclaim receivable	177,747	103,659	—
Prepaid expenses	139,600	44,716	70,146
Total Assets	4,034,863,832	3,481,028,422	419,376,560
LIABILITIES:
Payable to Investment Adviser	(3,619,020)	(3,146,844)	(462,743)
Payable for investments purchased	(1,670,348)	(1,446,724)	(5,294,379)
Payable for Fund shares redeemed	(2,674,231)	(3,028,063)	(3,074,392)
Payable for distribution fees	—	—	(14,018)
Deferred capital gains tax	(129,388)	—	(3,352,775)
Other liabilities	(959,124)	(1,482,564)	(293,760)
Total Liabilities	(9,052,111)	(9,104,195)	(12,492,067)
Net Assets	$4,025,811,721	$3,471,924,227	$406,884,493
ANALYSIS OF NET ASSETS:
Paid in capital	$3,511,724,068	$2,727,886,618	$484,182,616
Accumulated undistributed net investment income	7,051,552	4,051,135	1,894,796
Accumulated net realized loss from investment transactions	(186,211,139)	(89,547,687)	(110,426,283)
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	693,247,240	829,534,161	31,233,364
Net Assets	$4,025,811,721	$3,471,924,227	$406,884,493
Net Assets:
Institutional Class I	$—	$—	$245,288,612
Institutional Class II	—	—	132,808,017
Class I	3,609,491,205	—	—
Class II	416,320,516	—	—
Investor Class	—	—	28,787,864
Advisor Class	—	3,471,924,227	—
Total Shares Outstanding:
Institutional Class I ( — , — , and 400,000,000, respectively, $.001 par value shares authorized)	—	—	32,069,708
Institutional Class II ( — , — , and 200,000,000, respectively, $.001 par value shares authorized)	—	—	12,918,772
Class I (500,000,000, — , and — , respectively, $.001 par value shares authorized)	186,322,944	—	—
Class II (400,000,000, — , and — , respectively, $.001 par value shares authorized)	37,837,357	—	—
Investor Class ( — , — , and 400,000,000, respectively, $.001 par value shares authorized)	—	—	3,786,242
Advisor Class ( — , 500,000,000, and — , respectively, $.001 par value shares authorized)	—	68,413,379	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class I	$—	$—	$7.65
Institutional Class II	—	—	10.28
Class I	19.37	—	—
Class II	11.00	—	—
Investor Class	—	—	7.60
Advisor Class	—	50.75	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities  (continued)

April 30, 2017 (unaudited)

	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio
ASSETS:
Investments (cost $4,768,022, $8,215,192, and $5,036,614, respectively)	$5,176,618	$9,208,533	$5,689,163
Dividends and interest receivable	10,026	27,192	12,533
Foreign currency (cost $354, $504 and $1,317, respectively)	354	504	1,319
Receivable for Fund shares sold	—	44	—
Tax reclaim receivable	1,271	5,906	256
Prepaid Offering fees	13,193	—	13,193
Prepaid expenses	49,713	27,047	48,487
Total Assets	5,251,175	9,269,226	5,764,951
LIABILITIES:
Payable to Investment Adviser	(3,375)	(5,544)	(5,342)
Payable for investments purchased	—	(23,977)	—
Payable for distribution fees	(421)	(2,219)	(459)
Deferred capital gains tax	(1,248)	(2,048)	(7,451)
Other liabilities	(29,263)	(30,519)	(30,637)
Total Liabilities	(34,307)	(64,307)	(43,889)
Net Assets	$5,216,868	$9,204,919	$5,721,062
ANALYSIS OF NET ASSETS:
Paid in capital	$4,763,500	$7,947,455	$4,987,500
Accumulated undistributed net investment income	17,173	24,009	15,333
Accumulated net realized gain from investment transactions	28,824	242,102	73,146
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	407,371	991,353	645,083
Net Assets	$5,216,868	$9,204,919	$5,721,062
Net Assets:
Institutional Class	$4,730,680	$8,269,524	$5,183,521
Investor Class	486,188	935,395	537,541
Total Shares Outstanding:
Institutional Class (300,000,000, 300,000,000, and 300,000,000, respectively, $.001 par value shares authorized)	431,920	702,263	451,850
Investor Class (200,000,000, 300,000,000, and 200,000,000, respectively, $.001 par value shares authorized)	44,430	79,715	46,900
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$10.95	$11.78	$11.47
Investor Class	10.94	11.73	11.46

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

For the Six Months Ended April 30, 2017 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio
INVESTMENT INCOME
Interest	$ —	$2,428	$ —
Dividends (net of foreign withholding taxes of $401,507, $7,500,911, and $98,618, respectively)	5,527,478	68,664,026	944,306
Total investment income	5,527,478	68,666,454	944,306

EXPENSES
Investment advisory fees (Note 3)	3,536,935	25,566,355	653,498
Administration fees (Note 3)	143,258	892,358	22,731
Distribution fees, Investor Class	—	599,842	50,529
Custody and accounting fees (Note 3)	104,974	768,121	42,014
Directors’ fees and expenses	15,359	127,139	1,908
Transfer agent fees and expenses (Note 3)	24,576	124,145	21,489
Printing and postage fees	17,415	238,433	4,839
State registration filing fees	28,586	149,754	23,353
Professional fees	24,585	83,583	17,477
Shareholder servicing fees (Note 3)	213,975	2,255,002	46,288
Compliance officers’ fees and expenses (Note 3)	2,375	17,344	428
Other fees and expenses	18,085	113,737	4,578
Total Expenses	4,130,123	30,935,813	889,132
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	—	—	(185,093)
Net expenses	4,130,123	30,935,813	704,039
Net investment income	1,397,355	37,730,641	240,267
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	23,629,272	96,457,547	(127,424)
Foreign currency transactions	(820)	(1,486,125)	(78,713)
Net realized gain (loss)	23,628,452	94,971,422	(206,137)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $ -, $ -, and $301,629, respectively)	86,830,152	712,878,654	14,105,928
Translation of assets and liabilities denominated in foreign currencies	9,647	113,730	11,890
Net change in unrealized appreciation	86,839,799	712,992,384	14,117,818
Net realized and unrealized gain	110,468,251	807,963,806	13,911,681

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,865,606	$845,694,447	$14,151,948

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations  (continued)

For the Six Months Ended April 30, 2017 (unaudited)

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio
INVESTMENT INCOME
Interest	$2,533	$1,561	$ —
Dividends (net of foreign withholding taxes of $4,253,940, $3,576,835, and $578,495, respectively)	29,529,516	25,899,942	5,230,378
Total investment income	29,532,049	25,901,503	5,230,378

EXPENSES
Investment advisory fees (Note 3)	19,960,450	17,507,193	2,788,658
Administration fees (Note 3)	458,583	408,006	71,889
Distribution fees, Investor Class	—	—	38,236
Custody and accounting fees (Note 3)	862,885	766,126	295,704
Directors’ fees and expenses	61,729	54,106	6,804
Transfer agent fees and expenses (Note 3)	45,003	216,373	31,745
Printing and postage fees	94,088	162,660	17,586
State registration filing fees	94,448	65,653	39,186
Professional fees	58,841	58,753	21,383
Shareholder servicing fees (Note 3)	907,476	2,579,772	150,559
Compliance officers’ fees and expenses (Note 3)	8,604	7,568	1,232
Other fees and expenses	55,408	48,718	9,174
Total Expenses	22,607,515	21,874,928	3,472,156
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(200,308)	—	(136,575)
Net expenses	22,407,207	21,874,928	3,335,581
Net investment income	7,124,842	4,026,575	1,894,797
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(15,950,229)	946,741	(5,898,301)
Foreign currency transactions	(118,148)	(55,452)	(259,233)
Net realized gain (loss)	(16,068,377)	891,289	(6,157,534)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of ($636,339), $ -, and $768,972, respectively)	385,280,963	319,556,602	24,009,518
Translation of assets and liabilities denominated in foreign currencies	133,981	60,054	177,054
Net change in unrealized appreciation	385,414,944	319,616,656	24,186,572
Net realized and unrealized gain	369,346,567	320,507,945	18,029,038

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$376,471,409	$324,534,520	$19,923,835

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations  (continued)

For the Six Months Ended April 30, 2017 (unaudited)

	Global Equity Research Portfolio(1)	International Equity Research Portfolio	Emerging Markets Research Portfolio(1)
INVESTMENT INCOME
Interest	$ —	$1	$ —
Dividends (net of foreign withholding taxes of $2,219, $8,594, and $5,387, respectively)	33,842	71,957	41,160
Total investment income	33,842	71,958	41,160

EXPENSES
Investment advisory fees (Note 3)	14,443	30,204	22,441
Administration fees (Note 3)	722	1,611	781
Distribution fees, Investor Class	421	1,051	458
Custody and accounting fees (Note 3)	6,205	10,647	10,403
Directors’ fees and expenses	98	136	102
Transfer agent fees and expenses (Note 3)	15,542	20,129	15,542
Printing and postage fees	1,674	252	1,674
State registration filing fees	20,993	28,078	20,992
Professional fees	13,535	15,583	16,045
Shareholder servicing fees (Note 3)	5,028	154	5,028
Compliance officers’ fees and expenses (Note 3)	44	178	44
Organization fees	2,173	—	2,026
Offering fees	7,474	4,401	7,474
Other fees and expenses	2,195	3,032	2,197
Total Expenses	90,547	115,456	105,207
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(73,878)	(78,163)	(79,380)
Net expenses	16,669	37,293	25,827
Net investment income	17,173	34,665	15,333
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	29,027	247,429	73,362
Foreign currency transactions	(203)	(1,603)	(216)
Net realized gain	28,824	245,826	73,146
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $(1,214), $1,645, and $(7,165), respectively)	407,382	521,182	645,384
Translation of assets and liabilities denominated in foreign currencies	(11)	381	(301)
Net change in unrealized appreciation	407,371	521,563	645,083
Net realized and unrealized gain	436,195	767,389	718,229

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$453,368	$802,054	$733,562

(1)	For the period from December 19, 2016 (commencement of class operations) through April 30, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2017 (unaudited) and the Fiscal Year Ended October 31, 2016

	Global Equity Portfolio		International Equity Portfolio
	April 30, 2017	October 31, 2016	April 30, 2017	October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,397,355	$3,290,628	$37,730,641	$67,157,216
Net realized gain on investments and foreign currency transactions	23,628,452	11,458,424	94,971,422	27,326,986
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	86,839,799	14,993,574	712,992,384	241,743,759
Net increase in net assets resulting from operations	111,865,606	29,742,626	845,694,447	336,227,961
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(3,192,599)	(2,860,663)	(61,948,722)	(45,476,713)
Investor Class	—	—	(2,877,064)	(2,808,064)
Advisor Class	(71,969)	(54,968)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(9,438,405)	(20,000,354)	—	—
Advisor Class	(670,713)	(1,649,403)	—	—
Total distributions to shareholders	(13,373,686)	(24,565,388)	(64,825,786)	(48,284,777)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	77,037,517	146,819,576	1,820,960,870	2,686,392,327
Investor Class	—	—	157,032,835	157,141,271
Advisor Class	6,400,453	6,080,000	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	12,167,113	22,385,785	54,673,082	40,411,310
Investor Class	—	—	2,514,304	2,570,728
Advisor Class	706,436	1,636,088	—	—
Cost of shares redeemed
Institutional Class	(123,640,224)	(201,055,995)	(720,766,785)	(1,239,285,696)
Investor Class	—	—	(72,392,768)	(143,501,075)
Advisor Class	(8,598,807)	(15,341,303)	—	—
Net increase (decrease) in net assets from portfolio share transactions	(35,927,512)	(39,475,849)	1,242,021,538	1,503,728,865
NET INCREASE (DECREASE) IN NET ASSETS	62,564,408	(34,298,611)	2,022,890,199	1,791,672,049
NET ASSETS
At beginning of period	835,718,404	870,017,015	6,788,574,582	4,996,902,533
At end of period	$898,282,812	$835,718,404	$8,811,464,781	$6,788,574,582
Accumulated Undistributed Net Investment Income Included in Net Assets	$1,860,344	$3,727,557	$35,891,330	$62,986,475

(1)	CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL CLASS:
Shares sold	2,287,002	4,743,905	97,132,521	155,282,178
Shares issued upon reinvestment of dividends	380,579	735,407	3,099,381	2,391,202
Shares redeemed	(3,505,341)	(6,353,223)	(38,566,324)	(71,272,095)
Net increase (decrease)	(837,760)	(873,911)	61,665,578	86,401,285
INVESTOR CLASS:
Shares sold	—	—	8,414,324	8,952,504
Shares issued upon reinvestment of dividends	—	—	142,696	152,294
Shares redeemed	—	—	(3,862,366)	(8,383,846)
Net increase	—	—	4,694,654	720,952
ADVISOR CLASS:
Shares sold	187,238	195,182	—	—
Shares issued upon reinvestment of dividends	22,083	53,713	—	—
Shares redeemed	(253,577)	(501,701)	—	—
Net decrease	(44,256)	(252,806)	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets  (continued)

For the Six Months Ended April 30, 2017 (unaudited) and the Fiscal Year Ended October 31, 2016

	International Small Companies Portfolio		Institutional Emerging Markets Portfolio
	April 30, 2017	October 31, 2016	April 30, 2017	October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$240,267	$1,276,885	$7,124,842	$23,219,840
Net realized gain (loss) on investments and foreign currency transactions	(206,137)	3,003,600	(16,068,377)	(108,993,471)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	14,117,818	(612,963)	385,414,944	417,368,344
Net increase in net assets resulting from operations	14,151,948	3,667,522	376,471,409	331,594,713
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(758,219)	(312,564)	—	—
Class I	—	—	(18,225,386)	(11,288,661)
Class II	—	—	(4,287,811)	(2,859,722)
Investor Class	(455,833)	(263,471)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(1,995,191)	(448,708)	—	—
Investor Class	(1,303,383)	(499,474)	—	—
Total distributions to shareholders	(4,512,626)	(1,524,217)	(22,513,197)	(14,148,383)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	31,716,089	27,605,199	—	—
Class I	—	—	553,409,673	1,515,822,457
Class II	—	—	9,545,438	133,098,874
Investor Class	3,142,133	14,115,976	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	2,518,890	753,058	—	—
Class I	—	—	16,341,647	10,275,294
Class II	—	—	3,569,198	2,547,022
Investor Class	1,729,291	753,739	—	—
Cost of shares redeemed
Institutional Class	(5,968,369)	(14,094,870)	—	—
Class I	—	—	(330,568,142)	(636,759,011)
Class II	—	—	(12,894,776)	(27,900,793)
Investor Class	(10,744,030)	(21,567,425)	—	—
Net increase in net assets from portfolio share transactions	22,394,004	7,565,677	239,403,038	997,083,843
NET INCREASE IN NET ASSETS	32,033,326	9,708,982	593,361,250	1,314,530,173
NET ASSETS
At beginning of period	107,148,741	97,439,759	3,432,450,471	2,117,920,298
At end of period	$139,182,067	$107,148,741	$4,025,811,721	$3,432,450,471
Accumulated Undistributed Net Investment Income Included in Net Assets	$235,470	$1,209,255	$7,051,552	$22,439,907

(1)	CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL CLASS:
Shares sold	2,348,613	2,053,936	—	—
Shares issued upon reinvestment of dividends	198,338	56,706	—	—
Shares redeemed	(449,386)	(1,062,864)	—	—
Net increase	2,097,565	1,047,778	—	—
CLASS I:
Shares sold	—	—	31,224,117	96,092,162
Shares issued upon reinvestment of dividends	—	—	980,891	691,939
Shares redeemed	—	—	(18,742,280)	(40,948,303)
Net increase	—	—	13,462,728	55,835,798
CLASS II:
Shares sold	—	—	908,077	14,188,787
Shares issued upon reinvestment of dividends	—	—	377,693	301,423
Shares redeemed	—	—	(1,291,280)	(2,946,823)
Net increase (decrease)	—	—	(5,510)	11,543,387
INVESTOR CLASS:
Shares sold	236,451	1,063,952	—	—
Shares issued upon reinvestment of dividends	136,919	56,972	—	—
Shares redeemed	(809,316)	(1,631,129)	—	—
Net decrease	(435,946)	(510,205)	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets  (continued)

For the Six Months Ended April 30, 2017 (unaudited) and the Fiscal Year Ended October 31, 2016

	Emerging Markets Portfolio		Frontier Emerging Markets Portfolio
	April 30, 2017	October 31, 2016	April 30, 2017	October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,026,575	$18,031,682	$1,894,797	$5,212,040
Net realized gain (loss) on investments and foreign currency transactions	891,289	(75,516,620)	(6,157,534)	(99,616,304)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	319,616,656	337,030,750	24,186,572	72,702,646
Net increase (decrease) in net assets resulting from operations	324,534,520	279,545,812	19,923,835	(21,701,618)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class I	—	—	(3,512,132)	(4,416,183)
Investor Class	—	—	(165,442)	(210,680)
Advisor Class	(17,343,528)	(12,240,604)	—	—
Net realized gain from investments and foreign-currency related transactions
Advisor Class	—	(56,015)	—	—
Total distributions to shareholders	(17,343,528)	(12,296,619)	(3,677,574)	(4,626,863)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class I	—	—	58,410,877	172,581,972
Institutional Class II	—	—	129,539,455	—
Investor Class	—	—	4,955,294	8,706,008
Advisor Class	537,908,139	1,273,187,393	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class I	—	—	2,975,698	2,840,785
Investor Class	—	—	151,672	189,934
Advisor Class	16,069,612	11,423,918	—	—
Cost of shares redeemed
Institutional Class I	—	—	(169,884,196)	(260,477,237)
Investor Class	—	—	(10,394,876)	(19,895,988)
Advisor Class	(387,728,494)	(935,047,284)	—	—
Net increase (decrease) in net assets from portfolio share transactions	166,249,257	349,564,027	15,753,924	(96,054,526)
NET INCREASE (DECREASE) IN NET ASSETS	473,440,249	616,813,220	32,000,185	(122,383,007)
NET ASSETS
At beginning of period	2,998,483,978	2,381,670,758	374,884,308	497,267,315
At end of period	$3,471,924,227	$2,998,483,978	$406,884,493	$374,884,308
Accumulated Undistributed Net Investment Income Included in Net Assets	$4,051,135	$17,368,088	$1,894,796	$3,677,573

(1)	CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL CLASS I:
Shares sold	—	—	8,016,508	23,810,559
Shares issued upon reinvestment of dividends	—	—	416,181	407,573
Shares redeemed	—	—	(22,889,675)	(36,950,358)
Net decrease	—	—	(14,456,986)	(12,732,226)
INSTITUTIONAL CLASS II:
Shares sold	—	—	12,918,772	—
Shares issued upon reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	—	—	12,918,772	—
INVESTOR CLASS:
Shares sold	—	—	677,854	1,222,170
Shares issued upon reinvestment of dividends	—	—	21,332	27,407
Shares redeemed	—	—	(1,412,317)	(2,797,102)
Net decrease	—	—	(713,131)	(1,547,525)
ADVISOR CLASS:
Shares sold	11,602,874	30,650,634	—	—
Shares issued upon reinvestment of dividends	367,978	293,448	—	—
Shares redeemed	(8,365,740)	(22,813,733)	—	—
Net increase	3,605,112	8,130,349	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets  (continued)

For the Six Months Ended April 30, 2017 (unaudited) and the Fiscal Year Ended October 31, 2016

	Global Equity Research Portfolio	International Equity Research Portfolio		Emerging Markets Research Portfolio
	April 30, 2017(1)	April 30, 2017	October 31, 2016(2)	April 30, 2017(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$17,173	$34,665	$83,946	$15,333
Net realized gain on investments and foreign currency transactions	28,824	245,826	126,630	73,146
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	407,371	521,563	469,790	645,083
Net increase in net assets resulting from operations	453,368	802,054	680,366	733,562
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	—	(106,029)	—	—
Investor Class	—	(12,691)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	—	(121,633)	—	—
Investor Class	—	(14,558)	—	—
Total distributions to shareholders	—	(254,911)	—	—
TRANSACTIONS IN SHARES OF COMMON STOCK(3)
Proceeds from sale of shares
Institutional Class	4,319,200	1,429,784	5,627,000	4,518,500
Investor Class	444,300	142,374	763,139	469,000
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	—	227,662	—	—
Investor Class	—	27,249	—	—
Cost of shares redeemed
Institutional Class	—	(124,637)	—	—
Investor Class	—	(115,161)	—	—
Net increase in net assets from portfolio share transactions	4,763,500	1,587,271	6,390,139	4,987,500
NET INCREASE IN NET ASSETS	5,216,868	2,134,414	7,070,505	5,721,062
NET ASSETS
At beginning of period	—	7,070,505	—	—
At end of period	$5,216,868	$9,204,919	$7,070,505	$5,721,062
Accumulated Undistributed Net Investment Income Included in Net Assets	$17,173	$24,009	$108,064	$15,333

(1)	For the period from December 19, 2016 (commencement of class operations) through April 30, 2017.
(2)	For the period from December 17, 2015 (commencement of class operations) through October 31, 2016.
(3)	CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL CLASS:
Shares sold	431,920	129,525	562,606	451,850
Shares issued upon reinvestment of dividends	—	21,912	—	—
Shares redeemed	—	(11,780)	—	—
Net increase	431,920	139,657	562,606	451,850
INVESTOR CLASS:
Shares sold	44,430	12,865	74,624	46,900
Shares issued upon reinvestment of dividends	—	2,631	—	—
Shares redeemed	—	(10,405)	—	—
Net increase	44,430	5,091	74,624	46,900
ADVISOR CLASS:
Shares sold	—	—	—	—
Shares issued upon reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	—	—	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Six Months Ended April 30, 2017 (unaudited) or the Fiscal Year Ended October 31

Global Equity Portfolio — Institutional Class
Per Share Data	April 30, 2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$32.53		$32.44	$32.98	$29.84	$25.05	$23.38

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income(1)	0.06		0.13	0.13	0.13	0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	4.14		0.92	0.68	3.27	4.74	1.81
Net increase from investment operations	4.20		1.05	0.81	3.40	4.91	1.99
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.13)		(0.12)	(0.12)	(0.13)	(0.12)	(0.10)
Net realized gain from investments	(0.39)		(0.84)	(1.23)	(0.13)	—	(0.22)
Total distributions	(0.52)		(0.96)	(1.35)	(0.26)	(0.12)	(0.32)
Net asset value, end of period	$36.21		$32.53	$32.44	$32.98	$29.84	$25.05

Total Return	13.12	%(A)	3.43%	2.51%	11.47%	19.66%	8.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$836,690		$779,020	$805,291	$731,897	$543,293	$226,489
Expenses to average net assets	0.92	%(B)	0.92%	0.92%	0.97%	0.99%	1.12%
Expenses to average net assets (net of fees waived/reimbursed)	0.92	%(B)	0.92%	0.92%	0.95%	0.95%	0.95%
Net investment income to average net assets	0.33	%(B)	0.42%	0.41%	0.43%	0.62%	0.72%
Portfolio turnover rate	18	%(A)	24%	45%	30%	13%	32%

(1) Net investment income per share was calculated using the average shares outstanding method.
(A) Not Annualized.
(B) Annualized.
Global Equity Portfolio — Advisor Class
Per Share Data	April 30, 2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$32.47		$32.38	$32.92	$29.80	$25.02	$23.36

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.01		0.05	0.04	0.05	0.09	0.11
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	4.14		0.91	0.68	3.27	4.74	1.82
Net increase from investment operations	4.15		0.96	0.72	3.32	4.83	1.93

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.04)		(0.03)	(0.03)	(0.07)	(0.05)	(0.05)
Net realized gain from investments	(0.39)		(0.84)	(1.23)	(0.13)	—	(0.22)
Total distributions	(0.43)		(0.87)	(1.26)	(0.20)	(0.05)	(0.27)
Net asset value, end of period	$36.19		$32.47	$32.38	$32.92	$29.80	$25.02

Total Return	12.95	%(A)	3.12%	2.28%	11.19%	19.33%	8.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$61,593		$56,698	$64,726	$81,507	$86,882	$68,749
Expenses to average net assets	1.16	%(B)	1.19%	1.18%	1.20%	1.25%	1.35%
Expenses to average net assets (net of fees waived/reimbursed)	1.16	%(B)	1.19%	1.18%	1.20%	1.24%	1.23%
Net investment income to average net assets	0.09	%(B)	0.15%	0.13%	0.16%	0.32%	0.45%
Portfolio turnover rate	18	%(A)	24%	45%	30%	13%	32%

(1)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2017 (unaudited) or the Fiscal Year Ended October 31

International Equity Portfolio — Institutional Class
Per Share Data	April 30, 2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.37		$17.69	$18.30	$17.97	$15.15	$14.06

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.10		0.21	0.20	0.18	0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.92		0.64	(0.63)	0.29	2.78	1.06
Net increase (decrease) from investment operations	2.02		0.85	(0.43)	0.47	2.95	1.24

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.18)		(0.17)	(0.18)	(0.14)	(0.13)	(0.11)
Net realized gain from investments	—		—	—	—	—	(0.04)
Total distributions	(0.18)		(0.17)	(0.18)	(0.14)	(0.13)	(0.15)
Net asset value, end of period	$20.21		$18.37	$17.69	$18.30	$17.97	$15.15

Total Return	11.11	%(A)	4.91%	(2.40)%	2.65%	19.58%	9.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$8,238,796		$6,354,810	$4,591,802	$3,819,491	$3,467,793	$1,798,940
Expenses to average net assets	0.81	%(B)	0.84%	0.85%	0.87%	0.87%	0.87%
Net investment income to average net assets	1.03	%(B)	1.20%	1.11%	1.01%	1.06%	1.26%
Portfolio turnover rate	8	%(A)	22%	12%	10%	20%	14%

(1) Net investment income per share was calculated using the average shares outstanding method. (A) Not Annualized. (B) Annualized.
International Equity Portfolio — Investor Class
Per Share Data	April 30, 2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.30		$17.62	$18.23	$17.89	$15.09	$14.01

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.07		0.14	0.15	0.13	0.12	0.12
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.91		0.66	(0.64)	0.29	2.77	1.06
Net increase (decrease) from investment operations	1.98		0.80	(0.49)	0.42	2.89	1.18

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.12)		(0.12)	(0.12)	(0.08)	(0.09)	(0.06)
Net realized gain from investments	—		—	—	—	—	(0.04)
Total distributions	(0.12)		(0.12)	(0.12)	(0.08)	(0.09)	(0.10)
Net asset value, end of period	$20.16		$18.30	$17.62	$18.23	$17.89	$15.09

Total Return	10.95	%(A)	4.63%	(2.76)%	2.36%	19.19%	8.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$572,669		$433,765	$405,101	$443,029	$409,735	$275,468
Expenses to average net assets	1.12	%(B)	1.15%	1.17%	1.17%	1.20%	1.24%
Net investment income to average net assets	0.73	%(B)	0.83%	0.83%	0.72%	0.76%	0.87%
Portfolio turnover rate	8	%(A)	22%	12%	10%	20%	14%

(1) Net investment income per share was calculated using the average shares outstanding method. (A) Not Annualized. (B) Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2017 (unaudited) or the Fiscal Year Ended October 31

International Small Companies Portfolio — Institutional Class
Per Share Data	April 30, 2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.72		$13.40	$13.85	$14.47	$11.45	$10.53

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.04		0.20	0.11	0.08	0.07	0.16
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.50		0.34	(0.25)	0.23	3.09	0.85
Net increase (decrease) from investment operations	1.54		0.54	(0.14)	0.31	3.16	1.01

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.16)		(0.09)	(0.05)	(0.06)	(0.14)	(0.09)
Net realized gain from investments	(0.41)		(0.13)	(0.26)	(0.87)	—	—
Total distributions	(0.57)		(0.22)	(0.31)	(0.93)	(0.14)	(0.09)
Net asset value, end of period	$14.69		$13.72	$13.40	$13.85	$14.47	$11.45

Total Return	11.90	%(A)	4.15%	(0.98)%	2.28%	27.88%	9.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$98,060		$62,785	$47,276	$28,711	$26,236	$33,515
Expenses to average net assets	1.43	%(B)	1.60%	1.64%	1.59%	1.68%	1.64%
Expenses to average net assets (net of fees waived/reimbursed)	1.15	%(B)	1.25%	1.30%	1.30%	1.39%	1.50%
Net investment income to average net assets	0.60	%(B)	1.51%	0.79%	0.58%	0.57%	1.49%
Portfolio turnover rate	6	%(A)	49%	38%	36%	97%	10%

(1) Net investment income per share was calculated using the average shares outstanding method. (A) Not Annualized. (B) Annualized.
International Small Companies Portfolio — Investor Class
Per Share Data	April 30, 2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.64		$13.33	$13.80	$14.45	$11.43	$10.51

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.01		0.16	0.08	0.05	0.08	0.11
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.51		0.35	(0.26)	0.22	3.05	0.88
Net increase (decrease) from investment operations	1.52		0.51	(0.18)	0.27	3.13	0.99

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.15)		(0.07)	(0.03)	(0.05)	(0.11)	(0.07)
Net realized gain from investments	(0.41)		(0.13)	(0.26)	(0.87)	—	—
Total distributions	(0.56)		(0.20)	(0.29)	(0.92)	(0.11)	(0.07)
Net asset value, end of period	$14.60		$13.64	$13.33	$13.80	$14.45	$11.43

Total Return	11.78	%(A)	3.92%	(1.29)%	1.97%	27.63%	9.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$41,122		$44,363	$50,164	$62,828	$52,830	$31,249
Expenses to average net assets	1.81	%(B)	1.90%	1.93%	1.88%	1.99%	2.02%
Expenses to average net assets (net of fees waived/reimbursed)	1.40	%(B)	1.50%	1.55%	1.55%	1.60%	1.75%
Net investment income to average net assets	0.11	%(B)	1.18%	0.58%	0.32%	0.60%	1.07%
Portfolio turnover rate	6	%(A)	49%	38%	36%	97%	10%

(1) Net investment income per share was calculated using the average shares outstanding method. (A) Not Annualized. (B) Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2017 (unaudited) or the Fiscal Year or Period Ended October 31

Institutional Emerging Markets Portfolio — Class I
Per Share Data	April 30, 2017		2016	2015		2014	2013	2012
Net asset value, beginning of period	$17.65		$16.04	$18.60		$18.07	$16.56	$15.07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.03		0.14	0.13		0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.79		1.56	(2.56)		0.48	1.45	1.49
Net increase (decrease) from investment operations	1.82		1.70	(2.43)		0.68	1.63	1.65

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.10)		(0.09)	(0.13)		(0.15)	(0.12)	(0.16)
Total distributions	(0.10)		(0.09)	(0.13)		(0.15)	(0.12)	(0.16)
Net asset value, end of period	$19.37		$17.65	$16.04		$18.60	$18.07	$16.56

Total Return	10.43	%(A)	10.74%	(13.14)%		3.80%	9.85%	11.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$3,609,491		$3,051,419	$1,876,495		$1,521,194	$1,043,041	$463,791
Expenses to average net assets	1.28	%(B)	1.29%	1.31%		1.31%	1.33%	1.36%
Expenses to average net assets (net of fees waived/reimbursed)	1.28	%(B)	1.29%	1.30%		1.30%	1.30%	1.30%
Net investment income to average net assets	0.38	%(B)	0.88%	0.77%		1.12%	1.06%	1.00%
Portfolio turnover rate	7	%(A)	20%	23%		26%	18%	42%

(1) Net investment income per share was calculated using the average shares outstanding method. (A) Not Annualized. (B) Annualized.
Institutional Emerging Markets Portfolio — Class II
Per Share Data				April 30, 2017		2016	2015	2014(1)
Net asset value, beginning of period				$10.07		$9.18	$10.70	$10.00

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(2)				0.03		0.09	0.09	0.10
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions				1.01		0.90	(1.48)	0.60
Net increase (decrease) from investment operations				1.04		0.99	(1.39)	0.70

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income				(0.11)		(0.10)	(0.13)	—
Total distributions				(0.11)		(0.10)	(0.13)	—
Net asset value, end of period				$11.00		$10.07	$9.18	$10.70

Total Return				10.55	%(A)	11.06%	(13.06)%	7.00	%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)				$416,321		$381,031	$241,425	$194,477
Expenses to average net assets				1.23	%(B)	1.24%	1.27%	1.30	%(B)
Expenses to average net assets (net of fees waived/reimbursed)				1.12	%(B)	1.13%	1.14%	1.14	%(B)
Net investment income to average net assets				0.52	%(B)	0.96%	0.96%	1.36	%(B)
Portfolio turnover rate				7	%(A)	20%	23%	26	%(A)

(1)  For the period from March 5, 2014 (commencement of class operations) through October 31, 2014.

(2)  Net investment income per share was calculated using the average shares outstanding method.

(A) Not Annualized.

(B) Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2017 (unaudited) or the Fiscal Year Ended October 31

Emerging Markets Portfolio — Advisor Class
Per Share Data	April 30, 2017		2016		2015	2014	2013	2012
Net asset value, beginning of period	$46.27		$42.02		$50.88	$50.76	$49.54	$45.18

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.06		0.30		0.26	0.49	0.40	0.37
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	4.68		4.17		(6.80)	1.32	4.33	4.34
Net increase (decrease) from investment operations	4.74		4.47		(6.54)	1.81	4.73	4.71

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.26)		(0.22)		(0.39)	(0.40)	(0.36)	(0.35)
Net realized gain from investments	—		(—	)(2)	(1.93)	(1.29)	(3.15)	—
Total distributions	(0.26)		(0.22)		(2.32)	(1.69)	(3.51)	(0.35)
Net asset value, end of period	$50.75		$46.27		$42.02	$50.88	$50.76	$49.54

Total Return	10.34	%(A)	10.73%		(13.17)%	3.79%	9.93%	10.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$3,471,924		$2,998,484		$2,381,671	$2,545,517	$2,112,546	$1,715,068
Expenses to average net assets	1.41	%(B)	1.42%		1.45%	1.45%	1.47%	1.49%
Net investment income to average net assets	0.26	%(B)	0.72%		0.57%	0.98%	0.83%	0.80%
Portfolio turnover rate	6	%(A)	26%		30%	28%	26%	36%

(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	Amount was less than $0.005 per share.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2017 (unaudited) or the Fiscal Year Ended October 31

Frontier Emerging Markets Portfolio — Institutional Class I
Per Share Data	April 30, 2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$7.35		$7.62	$9.50	$8.46	$7.12	$6.57

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(1)	0.03		0.10	0.11	0.09	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.34		(0.29)	(1.84)	0.97	1.35	0.51
Net increase (decrease) from investment operations	0.37		(0.19)	(1.73)	1.06	1.42	0.58

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.07)		(0.08)	(0.05)	(0.02)	(0.08)	(0.03)
Net realized gain from investments	—		—	(0.10)	—	—	—
Total distributions	(0.07)		(0.08)	(0.15)	(0.02)	(0.08)	(0.03)
Net asset value, end of period	$7.65		$7.35	$7.62	$9.50	$8.46	$7.12

Total Return	5.14	%(A)	(2.43)%	(18.35)%	12.60%	20.20%	8.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$245,289		$342,114	$451,646	$474,838	$271,728	$81,568
Expenses to average net assets	1.77	%(B)	1.79%	1.79%	1.77%	1.80%	1.95%
Expenses to average net assets (net of fees waived/reimbursed)	1.75	%(B)	1.79%	1.79%	1.77%	1.80%	1.95%
Net investment income to average net assets	0.70	%(B)	1.41%	1.29%	1.01%	0.94%	1.03%
Portfolio turnover rate	13	%(A)	47%	38%	37%	24%	72%

(1)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

Frontier Emerging Markets Portfolio — Institutional Class II
Per Share Data	April 30, 2017(1)
Net asset value, beginning of period	$10.00
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income(2)	0.18
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.10
Net increase from investment operations	0.28
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—
Total distributions	—
Net asset value, end of period	$10.28

Total Return	2.80	%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$132,808
Expenses to average net assets	1.69	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	1.35	%(B)
Net investment income to average net assets	3.51	%(B)
Portfolio turnover rate	13	%(A)

(1)	For the period from March 1, 2017 (commencement of class operations) through April 30, 2017.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2017 (unaudited) or the Fiscal Year Ended October 31

Frontier Emerging Markets Portfolio — Investor Class
Per Share Data	April 30, 2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$7.28		$7.55	$9.41	$8.40	$7.08	$6.55

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income(1)	0.02		0.07	0.06	0.04	0.05	0.10
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.34		(0.30)	(1.80)	0.98	1.34	0.45
Net increase (decrease) from investment operations	0.36		(0.23)	(1.74)	1.02	1.39	0.55

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.04)		(0.04)	(0.02)	(0.01)	(0.07)	(0.02)
Net realized gain from investments	—		—	(0.10)	—	—	—
Total Distributions	(0.04)		(0.04)	(0.12)	(0.01)	(0.07)	(0.02)
Net asset value, end of period	$7.60		$7.28	$7.55	$9.41	$8.40	$7.08

Total Return	4.94	%(A)	(3.01)%	(18.64)%	12.15%	19.83%	8.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$28,788		$32,771	$45,622	$78,712	$21,763	$3,003
Expenses to average net assets	2.21	%(B)	2.23%	2.20%	2.22%	2.64%	4.71%
Expenses to average net assets (net of fees waived/reimbursed)	2.00	%(B)	2.23%	2.20%	2.22%	2.25%	2.25%
Net investment income to average net assets	0.62	%(B)	1.02%	0.75%	0.38%	0.66%	1.47%
Portfolio turnover rate	13	%(A)	47%	38%	37%	24%	72%

(1)  Net investment income per share was calculated using the average shares outstanding method.

(A)  Not Annualized.

(B)  Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2017 (unaudited)

Global Equity Research Portfolio — Institutional Class
Per Share Data	April 30, 2017(1)
Net asset value, beginning of period	$10.00
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income(2)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.91
Net increase from investment operations	0.95
Net asset value, end of period	$10.95

Total Return	9.50	%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$4,731
Expenses to average net assets	4.03	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	0.90	%(B)
Net investment income to average net assets	0.97	%(B)
Portfolio turnover rate	13	%(A)

(1)	For the period from December 19, 2016 (commencement of class operations) through April 30, 2017.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

Global Equity Research Portfolio — Investor Class
Per Share Data	April 30, 2017(1)
Net asset value, beginning of period	$10.00
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income(2)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.91
Net increase from investment operations	0.94
Net asset value, end of period	$10.94

Total Return	9.40	%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$486
Expenses to average net assets	14.57	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	1.15	%(B)
Net investment income to average net assets	0.72	%(B)
Portfolio turnover rate	13	%(A)

(1)	For the period from December 19, 2016 (commencement of class operations) through April 30, 2017.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2017 (unaudited) or the Period Ended October 31

International Equity Research Portfolio — Institutional Class
Per Share Data	April 30, 2017	2016(1)
Net asset value, beginning of period	$11.10	$10.00

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income(2)	0.05	0.14
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.00	0.96
Net increase from investment operations	1.05	1.10

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.17)	—
Net realized gain from investments	(0.20)	—
Total distributions	(0.37)	—
Net asset value, end of period	$11.78	$11.10

Total Return	9.86%(A)	11.00%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$8,270	$6,244
Expenses to average net assets	2.31%(B)	3.54%(B)
Expenses to average net assets (net of fees waived/reimbursed)	0.90%(B)	0.90%(B)
Net investment income to average net assets	0.89%(B)	1.51%(B)
Portfolio turnover rate	30%(A)	33%(A)

(1)	For the period from December 17, 2015 (commencement of class operations) through October 31, 2016.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

International Equity Research Portfolio — Investor Class
Per Share Data	April 30, 2017	2016(1)
Net asset value, beginning of period	$11.07	$10.00

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income(2)	0.04	0.11
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.99	0.96
Net increase from investment operations	1.03	1.07

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.17)	—
Net realized gain from investments	(0.20)	—
Total distributions	(0.37)	—
Net asset value, end of period	$11.73	$11.07

Total Return	9.79%(A)	10.70%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$935	$826
Expenses to average net assets	7.65%(B)	10.91%(B)
Expenses to average net assets (net of fees waived/reimbursed)	1.15%(B)	1.15%(B)
Net investment income to average net assets	0.59%(B)	1.20%(B)
Portfolio turnover rate	30%(A)	33%(A)

(1)	For the period from December 17, 2015 (commencement of class operations) through October 31, 2016.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights  (continued)

For the Six Months Ended April 30, 2017 (unaudited)

Emerging Markets Research Portfolio — Institutional Class
Per Share Data	April 30, 2017(1)
Net asset value, beginning of period	$10.00
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income(2)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.44
Net increase from investment operations	1.47
Net asset value, end of period	$11.47

Total Return	14.70	%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$5,184
Expenses to average net assets	4.48	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	1.30	%(B)
Net investment income to average net assets	0.81	%(B)
Portfolio turnover rate	16	%(A)

(1)	For the period from December 19, 2016 (commencement of class operations) through April 30, 2017.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

Emerging Markets Research Portfolio — Investor Class
Per Share Data	April 30, 2017(1)
Net asset value, beginning of period	$10.00
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income(2)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.44
Net increase from investment operations	1.46
Net asset value, end of period	$11.46

Total Return	14.60	%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$538
Expenses to average net assets	14.14	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	1.55	%(B)
Net investment income to average net assets	0.56	%(B)
Portfolio turnover rate	16	%(A)

(1)	For the period from December 19, 2016 (commencement of class operations) through April 30, 2017.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

April 30, 2017 (unaudited)

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has nine separate diversified Portfolios, all of which were active as of April 30, 2017 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio** (“Institutional Emerging Markets”)	Class I: October 17, 2005 Class II: March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio** (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class I (formerly, the Institutional Class): May 27, 2008 Institutional Class II: March 1, 2017 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets
Global Equity Research Portfolio (“Global Equity Research”)	Institutional Class: December 19, 2016 Investor Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Research Portfolio (“International Equity Research”)	Institutional Class: December 17, 2015 Investor Class: December 17, 2015	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
Emerging Markets Research Portfolio (“Emerging Markets Research”)	Institutional Class: December 19, 2016 Investor Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets

* International Equity is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996 is historical information for the predecessor portfolio.

**The Institutional Emerging Markets and Emerging Markets Portfolios are generally closed to new investors.

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Harding, Loevner Funds, Inc.

Notes to Financial Statements  (continued)

April 30, 2017 (unaudited)

2. Summary of Significant Accounting Policies  (continued)

Valuation

The Board has adopted procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not readily available.

In determining a Portfolio’s net asset value (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Participation notes are valued based upon the closing or last traded price of their underlying local shares. Such securities are typically categorized as “Level 2” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices.

To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in “time zone arbitrage,” i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not readily available or for which available prices are deemed unreliable are priced by the Investment Adviser at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP includes a topic which establishes a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. This topic defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	unadjusted quoted prices in active markets for identical investments
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Harding, Loevner Funds, Inc.

Notes to Financial Statements  (continued)

April 30, 2017 (unaudited)

2. Summary of Significant Accounting Policies (continued)

The Portfolios disclose all transfers between levels based on valuations at the end of each reporting period.

At April 30, 2017, the Portfolios below had transfers from Level 2 to Level 1, based on levels assigned to the securities on October 31, 2016, due to the use of an adjustment factor of 1 as inputs to the valuations.

	Global Equity	International Equity	International Small Companies	Frontier Emerging Markets	International Equity Research
Common Stock
Automobiles & Components	$-	$146,356,915	$-	$-	$82,110
Capital Goods	-	-	2,174,956	-	-
Commercial & Professional Services	-	-	1,616,595	-	-
Consumer Services	-	-	-	10,327,049	24,671
Health Care Equipment & Services	-	128,436,117	-	-	-
Materials	11,355,778	248,547,920	-	-	171,448
Pharmaceuticals, Biotechnology
& Life Sciences	-	321,413,911	-	-	103,945
Software & Services	-	-	7,515,626	-	-
Preferred Stock
Materials	-	64,815,047	-	-	-

Total	$11,355,778	$909,569,910	$11,307,177	$10,327,049	$382,174

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of April 30, 2017. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Equity
Common Stocks	$548,784,743	$313,513,231	$-	$862,297,974
Preferred Stocks	25,614,331	-	-	25,614,331
Short-Term Investments	332,080	-	-	332,080
Total Investments	$574,731,154	$313,513,231	$-	$888,244,385
International Equity
Common Stocks	$2,657,152,090	$5,397,902,210	$-	$8,055,054,300
Preferred Stocks	261,215,660	148,863,642	-	410,079,302
Short-Term Investments	315,834,020	-	-	315,834,020
Total Investments	$3,234,201,770	$5,546,765,852	$-	$8,780,967,622
International Small Companies
Common Stocks	$16,588,690	$116,454,536	$-	$133,043,226
Participation Notes	-	1,154,056	-	1,154,056
Short-Term Investments	6,129,163	-	-	6,129,163
Total Investments	$22,717,853	$117,608,592	$-	$140,326,445
Institutional Emerging Markets
Common Stocks	$920,641,110	$2,753,185,211	$-	$3,673,826,321
Preferred Stocks	208,044,729	32,348,743	-	240,393,472
Participation Notes	-	29,367,989	-	29,367,989
Short-Term Investments	59,669,457	-	-	59,669,457
Total Investments	$1,188,355,296	$2,814,901,943	$-	$4,003,257,239

Harding, Loevner Funds, Inc.

Notes to Financial Statements  (continued)

April 30, 2017 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Emerging Markets
Common Stocks	$792,417,872	$2,372,191,834	$-	$3,164,609,706
Preferred Stocks	179,052,919	28,013,013	-	207,065,932
Participation Notes	-	25,274,680	-	25,274,680
Short-Term Investments	59,435,718	-	-	59,435,718
Total Investments	$1,030,906,509	$2,425,479,527	$-	$3,456,386,036
Frontier Emerging Markets
Common Stocks	$85,904,812	$290,498,466	$-	$376,403,278
Preferred Stocks	8,745,771	-	-	8,745,771
Participation Notes	-	17,848,051	-	17,848,051
Short-Term Investments	13,221,787	-	-	13,221,787
Total Investments	$107,872,370	$308,346,517	$-	$416,218,887
Global Equity Research
Common Stocks	$2,954,912	$2,105,443	$-	$5,060,355
Preferred Stocks	32,486	17,031	-	49,517
Short-Term Investments	66,746	-	-	66,746
Total Investments	$3,054,144	$2,122,474	$-	$5,176,618
International Equity Research
Common Stocks	$1,884,093	$6,933,398	$-	$8,817,491
Preferred Stocks	161,698	65,036	-	226,734
Short-Term Investments	164,308	-	-	164,308
Total Investments	$2,210,099	$6,998,434	$-	$9,208,533
Emerging Markets Research
Common Stocks	$1,430,491	$3,882,552	$-	$5,313,043
Preferred Stocks	117,347	142,985	-	260,332
Participation Notes	-	55,218	-	55,218
Short-Term Investments	60,570	-	-	60,570
Total Investments	$1,608,408	$4,080,755	$-	$5,689,163

As of April 30, 2017, there were no Level 3 investments held within the Portfolios.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Harding, Loevner Funds, Inc.

Notes to Financial Statements  (continued)

April 30, 2017 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the Net realized gain (loss) from investments and Change in unrealized appreciation (depreciation) from investments on the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Organization and Offering Fees

Costs incurred by the Global Equity Research Portfolio and the Emerging Markets Research Portfolio in connection with their organization were expensed as they were incurred. Costs related to the offering of shares were deferred and amortized on a straight line basis over the twelve-month period from the date of commencement of operations of the Portfolios.

Redemption Fees

The Fund uses fees on short-term redemptions to discourage frequent trading in Portfolio shares. Redemptions of Portfolio shares made within 90 days of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. For the period or year ended April 30, 2017 and October 31, 2016, the Portfolios received the following redemption fees. These amounts are included as a component of “Cost of shares redeemed” in the Portfolios’ Statements of Changes in Net Assets.

	Institutional Class		Institutional Class I		Class I
Portfolio	Period ended April 30, 2017	Year Ended October 31, 2016	Period ended April 30, 2017	Year Ended October 31, 2016	Period ended April 30, 2017	Year Ended October 31, 2016
Global Equity	$591	$4,449	$-	$-	$-	$-
International Equity	400,331	380,046	-	-	-	-
International Small Companies	1,051	3,331	-	-	-	-
Institutional Emerging Markets	-	-	-	-	58,176	230,759
Emerging Markets	-	-	-	-	-	-
Frontier Emerging Markets	-	-	8,568	103,983	-	-
Global Equity Research	-	-	-	-	-	-
International Equity Research	-	-	-	-	-	-
Emerging Markets Research	-	-	-	-	-	-

Harding, Loevner Funds, Inc.

Notes to Financial Statements  (continued)

April 30, 2017 (unaudited)

2. Summary of Significant Accounting Policies  (continued)

	Class II		Investor Class		Advisor Class
Portfolio	Period ended April 30, 2017	Year Ended October 31, 2016	Period ended April 30, 2017	Year Ended October 31, 2016	Period ended April 30, 2017	Year Ended October 31, 2016
Global Equity	$-	$-	$-	$-	$3,386	$2,346
International Equity	-	-	28,898	57,813	-	-
International Small Companies	-	-	122	1,331	-	-
Institutional Emerging Markets	-	7,953	-	-	-	-
Emerging Markets	-	-	-	-	133,328	255,545
Frontier Emerging Markets	-	-	1,364	15,234	-	-
Global Equity Research	-	-	-	-	-	-
International Equity Research	-	-	8	-	-	-
Emerging Markets Research	-	-	-	-	-	-

Indemnifications

Under the Fund’s organizational document, its officers and Board of Directors (“Board”) are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Significant Agreements and Transactions with Affiliates

The Board has approved investment advisory agreements with the Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

The following annualized advisory fees and contractual expense limits were in effect for the period ended April 30, 2017. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Harding, Loevner Funds, Inc.

Notes to Financial Statements  (continued)

April 30, 2017 (unaudited)

3. Significant Agreements and Transactions with Affiliates (continued)

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets	Contractual Expense Limit *
Global Equity – Institutional Class	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	0.95%
Global Equity – Advisor Class	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	1.25%
International Equity – Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.00%
International Equity – Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.25%
International Small Companies – Institutional Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
International Small Companies – Investor Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.40%
Institutional Emerging Markets – Class I	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.30%
Institutional Emerging Markets – Class II	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.15%**
Emerging Markets – Advisor Class	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.75%
Frontier Emerging Markets – Institutional Class I***	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.75%
Frontier Emerging Markets – Institutional Class II	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Frontier Emerging Markets – Investor Class***	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	2.00%
Global Equity Research – Institutional Class	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.90%
Global Equity Research – Investor Class	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	1.15%
International Equity Research – Institutional Class	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.90%
International Equity Research – Investor Class	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	1.15%
Emerging Markets Research – Institutional Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.30%
Emerging Markets Research – Investor Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.55%

*Effective through February 28, 2018.

**The Investment Adviser has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Class II shares for their other operating expenses to the extent that the aggregate operating expenses of Class II exceed the applicable contractual management fee, currently 1.15% on the first $1 billion of average daily net assets, 1.13% on the next $1 billion, 1.11% on the next $1 billion and 1.09% for average daily net assets over $3 billion.

***Prior to March 1, 2017, Frontier Emerging Markets – Institutional Class I and Frontier Emerging Markets – Investor Class had a contractual management fee of 1.50% on the first $1 billion of average net assets and 1.48% for the average daily net assets over $1 billion.

For the period ended April 30, 2017, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
International Small Companies – Institutional Class	$102,380
International Small Companies – Investor Class	82,713
Institutional Emerging Markets - Class II	200,308
Frontier Emerging Markets - Institutional Class I	37,332
Frontier Emerging Markets - Institutional Class II	65,880
Frontier Emerging Markets - Investor Class	33,363
Global Equity Research - Institutional Class	51,289
Global Equity Research - Investor Class	22,589
International Equity Research – Institutional Class	50,808
International Equity Research – Investor Class	27,355
Emerging Markets Research – Institutional Class	56,278
Emerging Markets Research – Investor Class	23,102

Harding, Loevner Funds, Inc.

Notes to Financial Statements  (continued)

April 30, 2017 (unaudited)

3. Significant Agreements and Transactions with Affiliates (continued)

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Alaric Compliance Services, LLC (“ACS”) provides compliance support to the Fund’s Chief Compliance Officer. Fees paid to ACS are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies, Frontier Emerging Markets, Global Equity Research, International Equity Research and Emerging Markets Research Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, record keeping and transactional and other shareholder services (collectively, “Shareholder Services”). Each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the period ended April 30, 2017. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

A Portfolio may purchase securities from, or sell securities to, an affiliated fund in compliance with Rule 17a-7 of the 1940 Act, provided the affiliation is due solely to having a common investment adviser, common officers, or common Trustees. For the period ended April 30, 2017, no Portfolios engaged in purchases and/or sales of securities with an affiliated portfolio.

4. Class Specific Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., Distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to mailing shareholder reports to shareholders of a particular class). Class level expenses for Portfolios with multiple active classes are shown in the table below.

Harding, Loevner Funds, Inc.

Notes to Financial Statements  (continued)

April 30, 2017 (unaudited)

4. Class Specific Expenses (continued)

The class level expenses for the period ended April 30, 2017, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees
Global Equity – Institutional Class	$-	$16,648	$14,748	$12,488	$157,367
Global Equity – Advisor Class	-	11,938	2,667	12,088	56,608
International Equity – Institutional Class	-	131,116	212,157	77,812	2,040,278
International Equity – Investor Class	599,842	18,638	26,276	46,333	214,724
International Small Companies – Institutional Class	-	11,911	2,000	10,535	20,209
International Small Companies – Investor Class	50,529	11,442	2,839	10,954	26,079
Institutional Emerging Markets – Class I	-	76,627	87,414	29,149	907,476
Institutional Emerging Markets – Class II	-	17,821	6,674	15,854	-
Frontier Emerging Markets – Institutional Class I	-	19,375	12,395	15,192	117,057
Frontier Emerging Markets - Institutional Class II	-	7,377	2,459	4,099	14,754
Frontier Emerging Markets – Investor Class	38,236	12,434	2,732	12,454	18,748
Global Equity Research – Institutional Class	-	10,497	837	7,771	4,400
Global Equity Research – Investor Class	421	10,496	837	7,771	628
International Equity Research – Institutional Class	-	14,125	161	10,074	-
International Equity Research – Investor Class	1,051	13,953	91	10,055	154
Emerging Markets Research – Institutional Class	-	10,524	837	7,771	4,400
Emerging Markets Research – Investor Class	458	10,468	837	7,771	628

5. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the period ended April 30, 2017, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
Global Equity	$158,952,824	$183,098,878
International Equity	1,668,583,439	586,149,509
International Small Companies	25,555,052	7,058,570
Institutional Emerging Markets	460,829,018	234,530,519
Emerging Markets	334,959,219	198,750,228
Frontier Emerging Markets	61,576,750	51,066,534
Global Equity Research	5,307,668	637,970
International Equity Research	3,626,400	2,342,541
Emerging Markets Research	5,761,079	866,225

Harding, Loevner Funds, Inc.

Notes to Financial Statements  (continued)

April 30, 2017 (unaudited)

6. Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at April 30, 2017, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost
Global Equity	$277,675,695	$(5,171,172)	$272,504,523	$615,739,862
International Equity	1,736,879,747	(123,618,697)	1,613,261,050	7,167,706,573
International Small Companies	29,709,562	(4,735,930)	24,973,632	115,352,814
Institutional Emerging Markets	759,225,565	(97,721,301)	661,504,264	3,341,752,975
Emerging Markets	885,047,584	(88,470,266)	796,577,318	2,659,808,718
Frontier Emerging Markets	63,341,463	(37,208,957)	26,132,506	390,086,381
Global Equity Research	478,754	(70,158)	408,596	4,768,022
International Equity Research	1,134,815	(144,186)	990,629	8,217,904
Emerging Markets Research	702,863	(50,314)	652,549	5,036,614

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”. The Portfolios seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Tax reclaim receivable”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of April 30, 2017 and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2014; October 31, 2015; October 31, 2016) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 were as follows:

		Distributions From
Portfolio	Ordinary Income 2016	Long - Term Capital Gains 2016	Ordinary Income 2015	Long - Term Capital Gains 2015
Global Equity	$2,915,631	$21,649,757	$2,635,352	$30,011,126
International Equity	48,284,777	-	41,229,364	-
International Small Companies	576,035	948,182	532,201	1,337,745
Institutional Emerging Markets	14,148,383	-	13,408,375	-
Emerging Markets	12,240,604	56,015	19,237,520	96,450,985
Frontier Emerging Markets	4,626,863	-	2,935,247	6,091,324
International Equity Research	-	-	-	-

Harding, Loevner Funds, Inc.

Notes to Financial Statements  (continued)

April 30, 2017 (unaudited)

6. Income Tax (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies and became effective for the Portfolios for the fiscal year ended October 31, 2012. Under the Act, each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during post-enactment years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2016, capital losses incurred that will be carried forward indefinitely under provisions of the Act are as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
International Equity	$23,224,877	$-
Institutional Emerging Markets	22,278,520	85,365,104
Emerging Markets	26,826,433	31,041,177
Frontier Emerging Markets	17,016,311	80,952,874

At October 31, 2016, the pre-enactment capital loss carryforwards and their respective years of expiration were as follows:

Portfolio	October 31, 2017	October 31, 2019
Institutional Emerging Markets	$28,667,656	$3,834,973

7. Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “net realized gain (loss) on foreign currency transactions” and “change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts as of or during the period ended April 30, 2017.

8. Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes are issued by banks or broker-dealers or their affiliates and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter. In addition to carrying the same risks associated with a direct investment in the underlying security, participation notes are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer(s) of the underlying security(ies). Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

Harding, Loevner Funds, Inc.

Notes to Financial Statements  (continued)

April 30, 2017 (unaudited)

9. Concentration of Ownership

At April 30, 2017, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership
Global Equity	3	42.54	% *
International Equity	3	61.07	% *
International Small Companies	2	64.24	% *
Institutional Emerging Markets	2	49.63	% *
Emerging Markets	3	68.40	% *
Frontier Emerging Markets	3	55.96	% *
Global Equity Research	2	83.97%
International Equity Research	2	66.19%
Emerging Markets Research	2	80.20%

*Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

10. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

Frontier Emerging Markets is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index. During periods when the Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. At April 30, 2017, the Portfolio’s investment in the Banking industry amounted to 33.97% of its total assets.

11. Line of Credit

The Fund has a $150 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $150 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.15% on the line of credit and is allocated among the Portfolios.

For the period ended April 30, 2017, Global Equity had an outstanding balance for one day of $22,300,000 at an average weighted interest rate of 1.75%.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement

(unaudited)

Approval of Investment Advisory Agreement

At an in-person meeting of the board of directors (the “Board”) of Harding, Loevner Funds, Inc. (the “Fund”) held on September 9, 2016 (the “September Meeting”), the Board, including a majority of those directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the investment advisory agreement (the “New Portfolio Advisory Agreement”) between the Fund on behalf of two new series of the Fund, the Global Equity Research Portfolio (“Global Equity Research”) and the Emerging Markets Research Portfolio (“Emerging Markets Research” each, a “New Portfolio”, and together the “New Portfolios”), and Harding Loevner LP (“Harding Loevner”) for an initial two-year period. In considering the approval of the New Portfolio Advisory Agreement, the Board noted that the terms and conditions of the New Portfolio Advisory Agreement are substantially identical to the terms and conditions of the Investment Advisory Agreement, dated as of August 26, 2009, as amended (the “2009 Advisory Agreement”), between the Fund, on behalf of the Global Equity Portfolio (“Global Equity”), the International Equity Portfolio, the International Small Companies Portfolio, the Institutional Emerging Markets Portfolio, the Emerging Markets Portfolio (“Emerging Markets”) and the Frontier Emerging Markets Portfolio (collectively, the “Traditional Portfolios”), and Harding Loevner, and the Investment Advisory Agreement, dated as of December 17, 2015, as amended (together with the 2009 Advisory Agreement, the “Current Advisory Agreements”), between the Fund, on behalf of the International Equity Research Portfolio (“International Equity Research” and together with the Traditional Portfolios, the “Current Portfolios”), and Harding Loevner.

Prior to and during the September Meeting, the Board received and assessed information regarding: (i) the qualifications of the portfolio managers primarily responsible for the day-to-day management of each New Portfolio; (ii) the investment strategy and portfolio construction approach to be implemented by Harding Loevner for each New Portfolio; (iii) Harding Loevner’s representations regarding the management fees of the respective peer funds of each New Portfolio with similar characteristics; (iv) Harding Loevner’s plans to position each New Portfolio in the marketplace relative to the Current Portfolios and peer mutual funds; and (v) the estimated costs associated with managing each New Portfolio and proposed fees payable to Harding Loevner under the New Portfolio Advisory Agreement relative to the costs and fees payable under the Current Advisory Agreements.

In addition, the Board considered, among other things, the following factors:

Nature, Extent and Quality of Services

The Board evaluated the information it deemed necessary to assess the nature, extent and quality of investment advisory services to be provided to each New Portfolio by Harding Loevner. The Board also considered the nature, extent and quality of certain non-advisory services to be provided to each New Portfolio by Harding Loevner, including operations, compliance, and administrative, distribution strategy, and shareholder servicing responsibilities. The Board considered the Harding Loevner’s record of compliance with its compliance policies and procedures, as well as the qualifications, backgrounds and responsibilities of Harding Loevner’s management team and information regarding the members of the investment analyst and portfolio management teams for each New Portfolio. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the New Portfolios under the New Portfolio Advisory Agreement.

Performance of Harding Loevner

Because the New Portfolios have not commenced operations, the Board considered, among other things, the Current Portfolios strong historical performance for multiple time periods compared against each Current Portfolio’s Morningstar Category and benchmark index. The Board noted that Global Equity Research and Emerging Markets Research share certain characteristics with Global Equity and Emerging Markets, respectively, and considered that Global Equity and Emerging Markets each have had a strong performance record over an extended period. In addition, the Board noted that International Equity Research, the only Current Portfolio that uses the same approach to portfolio construction that will be used by the New Portfolios, has performed well since inception. Based on these considerations, the Board concluded that Harding Loevner had demonstrated the ability of its investment process to generate reasonable levels of positive absolute and relative performance.

Costs of the Services and Profitability of Harding Loevner

In considering the New Portfolios’ profitability to Harding Loevner, the Board recognized that there was not yet profitability data to evaluate, but noted that profitability information would be provided after the New Portfolios commenced operations and, as with other new portfolios launched by Harding Loevner, the New Portfolios were not expected to be profitable to the Investment Adviser initially. In evaluating Harding Loevner’s profitability, the Board recognized the significant resources that Harding Loevner is committing to the organization and management of each New Portfolio and the risks Harding Loevner is taking in sponsoring the New Portfolios. Based upon these considerations, the Board concluded that the profits Harding Loevner anticipates from managing each New Portfolio will not be excessive in light of the nature, extent and quality of the services to be provided to the New Portfolios.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement  (continued)

(unaudited)

Comparison of Fees and Services Provided by Harding Loevner

The Board considered the contractual advisory fees that are payable by each New Portfolio to Harding Loevner and the estimated actual investment advisory fees to be realized by Harding Loevner taking into account the fee waiver and/or expense reimbursement arrangement for each New Portfolio. The Board also considered the fact that Harding Loevner’s waiver/expense reimbursement arrangement with each New Portfolio is not subject to recapture and that the proposed fee reductions are contractual in nature. The Board considered the fees payable to Harding Loevner by each New Portfolio compared to fees payable to Harding Loevner by the Current Portfolios and the respective peer funds to each New Portfolio. Based on these considerations, the Board concluded that the management fee to be paid by each New Portfolio was not so disproportionately large that it could not have been the result of an arm’s length negotiation.

Economies of Scale

The Board considered whether there is potential for realization of economies of scale for each New Portfolio and whether material economies of scale would be shared with shareholders. The Board noted that each New Portfolio was not expected to raise a significant level of assets in the upcoming year and therefore was unlikely to realize economies of scale.

Other Benefits

The Board considered other benefits to be derived by Harding Loevner from the relationship with the New Portfolios. In this regard, the Board noted that the only likely tangible material indirect benefit from Harding Loevner’s relationship with the New Portfolios would be from the receipt of research products and services obtained through “soft dollars” in connection with New Portfolio brokerage transactions. The Board also considered the extent to which Harding Loevner and its other clients, including the Current Portfolios, would benefit from receipt of these research products and services. In light of the costs of providing investment management, administrative and other services to the New Portfolios, the other ancillary benefits that Harding Loevner may receive were considered reasonable.

The Board also considered that they had performed a full review of the services provided to the Traditional Portfolios by Harding Loevner under the 2009 Advisory Agreement during a regular Board meeting held on June 10, 2016 (the “June Meeting”) and had voted to renew at that time. The Board determined that the information they had considered in connection with the renewal of the 2009 Advisory Agreement at the June Meeting, was applicable to their decision to approve the New Portfolio Advisory Agreement.

Following discussion, both in general session, and in executive session of the Independent Directors meeting alone with their legal counsel, the Board determined that it had received sufficient information to take action on the proposed resolutions approving the New Portfolio Advisory Agreement. The Board, including a majority of the Independent Directors, concluded with respect to each New Portfolio that Harding Loevner’s investment advisory fees were sufficiently supported by the Board’s review of the factors described above.

In light of all the foregoing, the Board, and separately, a majority of the Independent Directors, approved the New Portfolio Advisory Agreement with respect to each New Portfolio. The Board’s decision was based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each director not necessarily attributing the same weight to each factor.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio of investments with the SEC on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Q will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room whose telephone number is (800) SEC-0330. Additionally, copies of Form N-Q are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter, which are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

    DIRECTORS AND PRINCIPAL OFFICERS OF THE FUNDS

    David R. Loevner

    Director and Chairman of the Board of Directors

    Carolyn N. Ainslie

    Director

    Christine Carsman

    Director

    William E. Chapman, II

    Director

    R. Kelly Doherty

    Director

    Charles Freeman, III

    Director

    Samuel R. Karetsky

    Director

    Eric Rakowski

    Director

    Richard Reiter

    President

    Charles S. Todd

    Chief Financial Officer and Treasurer

    Brian Simon

    Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary

    Owen T. Meacham

    Secretary

    Aaron Bellish

    Assistant Treasurer

    Derek Jewusiak

    Assistant Treasurer

    Lori M. Renzulli

    Assistant Secretary

    Marcia Y. Lucas

    Assistant Secretary

This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Act are attached.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 6, 2017

By	/s/ Charles S. Todd
Charles S. Todd
(Principal Financial Officer)

Date: July 6, 2017